PROSPECTUS

FEBRUARY 28, 2019

as revised on February 5, 2020

»  MONEY MARKET FUND

Payden Cash Reserves Money Market Fund (Investor Class — Ticker Symbol PBHXX)

»  U.S. BOND FUNDS

Payden Limited Maturity Fund (Investor Class — Ticker Symbol PYLMX)

Payden Low Duration Fund (Investor Class — Ticker Symbol PYSBX)

Payden U.S. Government Fund (Investor Class — Ticker Symbol PYUSX)

Payden GNMA Fund (Investor Class — Ticker Symbol PYGNX)

Payden Core Bond Fund (Investor Class — Ticker Symbol PYCBX)

Payden Strategic Income Fund (Investor Class — Ticker Symbol PYSGX)

Payden Absolute Return Bond Fund (Investor Class — Ticker Symbol PYARX)

Payden Corporate Bond Fund (Investor Class — Ticker Symbol PYACX)

Payden High Income Fund (Investor Class — Ticker Symbol PYHRX)

»  U.S. LOAN FUND

Payden Floating Rate Fund (Investor Class — Ticker Symbol PYFRX)

» TAX EXEMPT BOND FUND

Payden California Municipal Social Impact Fund (Investor Class — Ticker Symbol PYCRX)

»  GLOBAL BOND FUNDS

Payden Global Low Duration Fund (Investor Class — Ticker Symbol PYGSX)

Payden Global Fixed Income Fund (Investor Class — Ticker Symbol PYGFX)

Payden Emerging Markets Bond Fund (Investor Class — Ticker Symbol PYEMX)

Payden Emerging Markets Local Bond Fund (Investor Class — Ticker Symbol PYELX)

Payden Emerging Markets Corporate Bond Fund (Investor Class — Ticker Symbol PYCEX)

»  U.S. EQUITY FUND

Payden Equity Income Fund (Investor Class — Ticker Symbol PYVLX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

4	FUND SUMMARIES – MONEY MARKET FUND	Payden Mutual Funds

PAYDEN CASH RESERVES MONEY MARKET FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with preservation of principal and liquidity.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.15%

Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.38%

Fee Waiver or Expense Reimbursement[1]	0.13%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.25%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.25%. This agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$26	$109	$200	$468

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests at least 99.5% of its total assets in cash, Government Securities, and repurchase agreements collateralized by cash or Government Securities. “Government Securities” generally means any security issued or guaranteed as to principal or interest by the U.S. Government or certain of its agencies or instrumentalities; or any certificate of deposit for any of the foregoing.

ª

The Fund intends to be a “government money market fund,” as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended, that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund does not currently intend to impose liquidity fees or redemption gates on Fund redemptions; however, the Fund’s Board of Trustees may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to Fund shareholders.

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The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, and a dollar-weighted average portfolio life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset date) of 120 days or less. In addition, the Fund only purchases securities that mature within 397 days of the date of purchase (with certain exemptions permitted by applicable regulations).

PRINCIPAL INVESTMENT RISKS:

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You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

ª	The primary risks of the debt securities in which the Fund invests are interest rate risk and credit risk.
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Interest Rates. Interest rate risk is the risk that the value of the Fund’s debt securities will fluctuate with changes in interest rates. For example, a decline in short-term interest rates would lower the Fund’s yield and the return on your investment.

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Credit Risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Generally, credit risk is often higher for bank, corporate, mortgage-backed, asset-backed and foreign government debt securities than for Government securities.

Prospectus	FUND SUMMARIES – MONEY MARKET FUND	5

PAYDEN CASH RESERVES MONEY MARKET FUND (continued)

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Low Yields. Recently, money market funds have experienced historically low yields on securities they can hold. Therefore, it is possible that the Fund may not be able to maintain a positive yield. In addition, inflation may outpace and diminish investment returns over time.

ª

Repurchase Agreement Risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.

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Government Securities Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª	No Government Guarantee. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Lipper Government Money Market Average.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 4thQ 2018 (0.51%), and the worst quarter was 1stQ 2010 (0.00%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden Cash Reserves Money Market Fund	1.63%	0.48%	0.29%

Lipper Government Money Market Average	1.21%	0.32%	0.17%

Call 1-800-572-9336 between 8:00 a.m. and 5:00 p.m. (Pacific Time) for the Fund’s current 7-day yield.

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

6	FUND SUMMARIES – MONEY MARKET FUND	Payden Mutual Funds

PAYDEN CASH RESERVES MONEY MARKET FUND (continued)

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

U.S. BOND FUNDS

PAYDEN LIMITED MATURITY FUND

INVESTMENT OBJECTIVE:

The Fund seeks a total return that, over time, is greater than returns of money market funds and is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%

Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.55%

Fee Waiver or Expense Reimbursement[1]	0.30%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.25%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.25%. This agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$26	$146	$277	$660

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests in a wide variety of debt instruments and income-producing securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	7

PAYDEN LIMITED MATURITY FUND (continued)

by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

The Fund invests at least 90% of its total assets in investment grade debt securities, but may invest up to 10% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

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The Fund invests in debt securities of any maturity, although under normal market conditions the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is two and one-half years. In calculating the Fund’s average portfolio maturity, the Fund uses a security’s stated maturity, or if applicable, an earlier date based on the Adviser’s belief that the security may be subject, for example, to a call, a put, a refunding, a prepayment, a redemption provision, an adjustable coupon rate, or the like, that will cause the security to be repaid earlier.

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To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

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The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. These positions may be used for the purposes of either hedging current exposure in the portfolio or to obtain exposure to various market sectors. Currency positions may be employed for the purposes of hedging non-dollar denominated bonds or to take an active position in a currency, both long or short.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

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Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

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Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound

8	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN LIMITED MATURITY FUND (continued)

impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

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Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

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Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally driven by changes in interest rates. When interest rates increase the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of increasing interest rates on the market value of mortgage-backed is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, many mortgage-backed securities may be prepaid prior to maturity and when interest rates decline, while the value of such securities may increase, the rate of prepayment also tends to increase, which shortens the effective duration of the securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations, or that the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

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Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

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Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

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Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

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Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	9

PAYDEN LIMITED MATURITY FUND (continued)

holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the ICE BofAML US 3-Month Treasury Bill Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (1.42%), and the worst quarter was 3rdQ 2011 (–0.44%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden Limited Maturity Fund

Before Taxes	1.78%	1.13%	1.44%

After Taxes on Distributions	0.99%	0.67%	1.05%

After Taxes on Distributions and Sale of Fund Shares	1.21%	0.69%	0.97%

ICE BofAML US 3-Month Treasury Bill Index	1.87%	0.63%	0.37%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Syal has been with Payden since 1991. David Ballantine, CFA, is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Amy Marshall, CFA, is a Vice President and portfolio manager. Ms. Marshall has been with Payden since 2011.

10	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN LIMITED MATURITY FUND (continued)

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN LOW DURATION FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%

Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.54%

Fee Waiver or Expense Reimbursement[1]	0.11%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.43%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.43%. This agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	11

PAYDEN LOW DURATION FUND (continued)

operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$44	$162	$291	$667

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests in a wide variety of debt instruments and income-producing securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

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The Fund invests at least 75% of its total assets in investment grade debt securities, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

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The Fund invests in debt securities of any maturity, although under normal market conditions the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is four years. In calculating the Fund’s average portfolio maturity, the Fund uses a security’s stated maturity, or if applicable, an earlier date based on the Adviser’s belief that the security may be subject, for example, to a call, a put, a refunding, a prepayment, a redemption provision, an adjustable coupon rate, or the like, that will cause the security to be repaid earlier.

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To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

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The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. These positions may be used for the purposes of either hedging current exposure in the portfolio or to obtain exposure to various market sectors. Currency positions may be employed for the purposes of hedging non-dollar denominated bonds or to take an active position in a currency, both long or short.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

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Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

12	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN LOW DURATION FUND (continued)

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Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

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Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

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Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally driven by changes in interest rates. When interest rates increase the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of increasing interest rates on the market value of mortgage-backed is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, many mortgage-backed securities may be prepaid prior to maturity and when interest rates decline, while the value of such securities may increase, the rate of prepayment also tends to increase, which shortens the effective duration of the securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations, or that the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	13

PAYDEN LOW DURATION FUND (continued)

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

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Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

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Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

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Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
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Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the ICE BofAML 1-3 Year US Treasury Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

14	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN LOW DURATION FUND (continued)

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (2.44%), and the worst quarter was 3rdQ 2011 (–1.17%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden Low Duration Fund (formerly Payden Short Bond Fund)

Before Taxes	1.01%	1.09%	2.13%

After Taxes on Distributions	0.07%	0.47%	1.38%

After Taxes on Distributions and Sale of Fund Shares	0.60%	0.58%	1.36%

ICE BofAML 1-3 Year US Treasury Index	1.58%	0.81%	0.95%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Syal has been with Payden since 1991. David Ballantine, CFA, is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Larry Manis, CFA, is a Senior Vice President and portfolio manager. Mr. Manis has been with Payden since 2014.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	15

PAYDEN LOW DURATION FUND (continued)

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.62%

Fee Waiver or Expense Reimbursement[1]	0.19%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.43%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.43%. This agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$44	$179	$327	$756

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests 100% of its total assets in “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and obligations issued or guaranteed by the U.S. Government, or in Government National Mortgage Association (GNMA) mortgage-backed securities, which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government, or in Government-sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA)). In addition, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations.

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Except for mortgage-backed U.S. Government Obligations, the Fund invests in debt securities with a maximum maturity of ten years. In calculating the Fund’s average portfolio maturity, the Fund uses a security’s stated maturity, or if applicable, an earlier date based on the Adviser’s belief that the security may be subject, for example, to a call, a put, a refunding, a prepayment, a redemption provision, an adjustable coupon rate, or the like, that will cause the security to be repaid earlier. Under normal market conditions, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally less than five years. The Fund invests in mortgage-backed U.S. Government Obligations with a maximum effective duration of ten years. Duration is a mathematical concept which

16	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN U.S. GOVERNMENT FUND (continued)

uses anticipated cash flows to measure the price volatility of a security and is calculated in terms of years. For example, when interest rates move up or down, the price of a security with a duration of four years will move roughly twice as much as a security with a duration of two years.

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To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

ª

The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. These positions may be used for the purposes of either hedging current exposure in the portfolio or to obtain exposure to various market sectors. Currency positions may be employed for the purposes of hedging non-dollar denominated bonds or to take an active position in a currency, both long or short.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates, and could cause certain of the Fund’s investments to decline in value more than they would have declined due to the rise in interest rates alone.

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U.S. Treasury and Agency Obligations. Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, principal and interest payments of GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not guaranteed by the U.S. Government. However, currently, each of the FNMA and FHLMC benefits from the Senior Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past (including as part of the Senior Preferred Stock Purchase Agreements), no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

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Prepayment Risk. The Fund is subject to the prepayment risk applicable to mortgages underlying the GNMA mortgage-backed securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credit quality of the underlying assets.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	17

PAYDEN U.S. GOVERNMENT FUND (continued)

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

18	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN U.S. GOVERNMENT FUND (continued)

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the ICE BofAML 1-5 Year US Treasury Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2010 (1.65%), and the worst quarter was 2ndQ 2013 (–1.42%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden U.S. Government Fund

Before Taxes	0.48%	0.88%	1.39%

After Taxes on Distributions	–0.43%	0.15%	0.58%

After Taxes on Distributions and Sale of Fund Shares	0.28%	0.35%	0.78%

ICE BofAML 1-5 Year US Treasury Index	1.52%	1.09%	1.33%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. David Ballantine, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Gary Greenberg, CFA, is a Senior Vice President and portfolio manager. Mr. Greenberg has been with Payden since 1995. Mary Beth Syal, CFA, is a Managing Principal and portfolio manager. She has been with Payden since 1991.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	19

PAYDEN U.S. GOVERNMENT FUND (continued)

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN GNMA FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.27%

Other Expenses	0.41%
Total Annual Fund Operating Expenses	0.68%

Fee Waiver or Expense Reimbursement[1]	0.18%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.50%

[1]

Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) will not exceed 0.50%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the guaranteed fee waiver or expense reimbursement for all time periods). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests at least 80% of its total assets in Government National Mortgage Association mortgage-backed securities (GNMA Securities), which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government. The Fund invests the balance of its assets primarily in other “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and mortgage-backed securities issued or guaranteed by

20	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN GNMA FUND (continued)

the U.S. Government, or by Government sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) or Federal National Mortgage Association (FNMA)). However, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations or GNMA Securities.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

ª

The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. These positions may be used for the purposes of either hedging current exposure in the portfolio or to obtain exposure to various market sectors. Currency positions may be employed for the purposes of hedging non-dollar denominated bonds or to take an active position in a currency, both long or short.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. However, falling interest rates may not affect the prices of GNMA Securities as much as the prices of comparable debt securities because the markets may discount GNMA Security prices for prepayment risk when interest rates fall. Further, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates, and could cause certain of the Fund’s investments to decline in value more than they would have declined due to the rise in interest rates alone.

ª

Prepayment Risk. The Fund is subject to the prepayment risk applicable to mortgages underlying the GNMA Securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credit quality of the underlying assets.

ª

U.S. Treasury and Agency Obligations. Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, principal and interest payments of GNMA Securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not guaranteed by the U.S. Government. However, currently, each of the FNMA and FHLMC benefits from the Senior Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past (including as part of the Senior Preferred Stock Purchase Agreements), no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	21

PAYDEN GNMA FUND (continued)

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

22	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN GNMA FUND (continued)

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the ICE BofAML US GNMA Mortgage Backed Securities Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2010 (3.37%), and the worst quarter was 2ndQ 2013 (–2.95%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden GNMA Fund

Before Taxes	0.38%	2.11%	3.18%

After Taxes on Distributions	–0.95%	0.61%	1.55%

After Taxes on Distributions and Sale of Fund Shares	0.21%	0.94%	1.79%

ICE BofAML US GNMA Mortgage Backed Securities Index	0.95%	2.35%	3.16%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. David Ballantine, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Gary Greenberg, CFA, is a Senior Vice President and portfolio manager. Mr. Greenberg has been with Payden since 1995. Michael Salvay, CFA, is a Managing Principal and portfolio manager. He has been with Payden since 1997.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	23

PAYDEN GNMA FUND (continued)

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN CORE BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%

Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.53%

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (inclusive of Acquired Fund Fees and Expenses). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

24	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN CORE BOND FUND (continued)

ª

The Fund invests at least 75% of its total assets in investment grade debt securities, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

ª

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity. Maturity is the date when each bond or other debt security pays back its principal.

ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

ª

The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. These positions may be used for the purposes of either hedging current exposure in the portfolio or to obtain exposure to various market sectors. Currency positions may be employed for the purposes of hedging non-dollar denominated bonds or to take an active position in a currency, both long or short.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates, and could cause certain of the Fund’s investments to decline in value more than they would have declined due to the rise in interest rates alone.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	25

PAYDEN CORE BOND FUND (continued)

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally driven by changes in interest rates. When interest rates increase the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of increasing interest rates on the market value of mortgage-backed is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, many mortgage-backed securities may be prepaid prior to maturity and when interest rates decline, while the value of such securities may increase, the rate of prepayment also tends to increase, which shortens the effective duration of the securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations, or that the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of the Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent

26	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN CORE BOND FUND (continued)

that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bloomberg Barclays US Aggregate Bond Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (4.66%), and the worst quarter was 2ndQ 2013 (–3.02%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden Core Bond Fund

Before Taxes	–1.26%	2.89%	4.34%

After Taxes on Distributions	–2.54%	1.46%	2.88%

After Taxes on Distributions and Sale of Fund Shares	–0.74%	1.58%	2.78%

Bloomberg Barclays US Aggregate Bond Index	0.01%	2.52%	3.48%

(The returns for the index are before any deduction for taxes, fees or expenses.)

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	27

PAYDEN CORE BOND FUND (continued)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Michael Salvay, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Salvay has been with Payden since 1997. Brad Boyd, CFA, is a Senior Vice President and portfolio manager. Mr. Boyd has been with Payden since 2002. Frank Spindler, CFA, is a Vice President and portfolio manager. He has been with Payden since 2007.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return combined with income generation that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.55%

Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.85%

Fee Waiver or Expense Reimbursement[1]	0.15%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.70%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.70%. This agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

28	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN STRATEGIC INCOME FUND (continued)

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$72	$256	$457	$1,035

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of securities across many asset classes in an unconstrained fashion. It seeks opportunities by employing a flexible approach that evaluates security attractiveness on a global basis and across currencies.

ª

The Fund will invest in income-producing securities and equity related securities payable in U.S. dollars and other currencies. These include (1) debt securities issued or guaranteed by the U.S. Government, and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (5) convertible bonds and preferred stock; and (6) equity securities and equity related securities such as common stock and master limited partnerships.

ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

ª	The Fund will invest in both developed and emerging markets.
ª

The Fund invests in both investment grade debt securities and securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

In evaluating preferred stocks, convertible bonds, equity securities and equity-related securities such as common equity and master limited partnerships, Payden seeks instruments consistent with the income generating focus of the Fund.

ª

The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. These positions may be used for the purposes of either hedging current exposure in the portfolio or to obtain exposure to various market sectors. Currency positions may be employed for the purposes of hedging non-dollar denominated bonds or to take an active position in a currency, both long or short.

ª

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity. Maturity is the date when each bond or other debt security pays back its principal. There may be circumstances when the duration of the Fund is negative to protect against rising interest rates. Duration is an analytic measure of the Fund’s sensitivity to interest rate movements.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most funds that invest in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	29

PAYDEN STRATEGIC INCOME FUND (continued)

ª

Credit Risk. Debt instruments are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally driven by changes in interest rates. When interest rates increase the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of increasing interest rates on the market value of mortgage-backed is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, many mortgage-backed securities may be prepaid prior to maturity and when interest rates decline, while the value of such securities may increase, the rate of prepayment also tends to increase, which shortens the effective duration of the securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations, or that the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than

30	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN STRATEGIC INCOME FUND (continued)

those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bloomberg Barclays US Aggregate Bond Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	31

PAYDEN STRATEGIC INCOME FUND (continued)

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 1stQ 2015 (2.19%), and the worst quarter was 4thQ 2016 (–1.06%).

Average Annual Returns Through 12/31/18	1 Year	Since Inception (5/8/14)

Payden Strategic Income Fund

Before Taxes	–0.51%	2.08%

After Taxes on Distributions	–1.80%	0.94%

After Taxes on Distributions and Sale of Fund Shares	–0.29%	1.09%

Bloomberg Barclays US Aggregate Bond Index	0.01%	2.11%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Michael Salvay, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Salvay has been with Payden since 1997. Brad Boyd, CFA, is a Senior Vice President and portfolio manager. Mr. Boyd has been with Payden since 2002. Frank Spindler, CFA, is a Vice President and portfolio manager. He has been with Payden since 2007.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

32	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN STRATEGIC INCOME FUND (continued)

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN ABSOLUTE RETURN BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%

Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.84%

Fee Waiver or Expense Reimbursement[1]	0.14%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.70%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.70%. This agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$72	$254	$452	$1,024

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund’s absolute return strategy seeks to have positive absolute returns over the long term, regardless of different market environments. To achieve this goal, the Fund seeks to provide total return, whether through price appreciation, or income, or a combination of both. It seeks opportunities by employing a flexible approach that evaluates security attractiveness globally, both inside and outside the U.S. Downside risk protection is a part of the strategy, but there is no guarantee or implication that negative returns will be avoided. The reference benchmark for the Fund’s absolute return strategy is the one-month London Inter-Bank Offered Rate (“LIBOR”).

ª

Under normal market conditions, the Fund will invest at least 80% of its investable assets (net assets plus borrowing for investment purposes, if any) in bonds or investments that provide exposure to bonds. Investments in “bonds” may include, but are not limited to (1) debt securities issued or guaranteed by the U.S. Government, and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities and commercial paper issued by U.S. and foreign companies; (3) U.S.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	33

PAYDEN ABSOLUTE RETURN BOND FUND (continued)

and foreign mortgage-related securities, including collateralized mortgage-backed obligations and commercial mortgage-backed obligations; (4) U.S. and foreign asset-backed debt securities, including collateralized debt obligations and collateralized loan obligations; (5) loans, including floating rate loans; and (6) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax.

ª

The Fund may also invest in (1) convertible bonds and preferred stock; (2) real estate investment trusts; and (3) equity securities and equity-related securities and master limited partnerships. In evaluating these types of investments, Payden seeks instruments consistent with the income generating focus of the Fund.

ª

The Fund invests in both investment grade debt securities and securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

The Fund will invest in both developed and emerging markets. In making these investments, the Fund invests in securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar. However, the Fund may also choose to have currency exposure through outright currency purchases unrelated to a foreign currency-denominated security.

ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

ª

The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. However, the Fund expects to focus on the following types of derivatives. Futures transactions will be actively employed to manage interest rate sensitivity. Similarly, currency forwards will be actively employed to manage the Fund’s currency exposure. In addition but to a lesser extent, the Fund expects to use options, interest rate swaps and credit default swaps for portfolio hedging purposes or to gain more efficient exposure to a market. Such derivative positions may be taken with the primary purpose of establishing a view on market volatility.

ª

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity. Maturity is the date when each bond or other debt security pays back its principal. In addition, there may be circumstances when the duration of the Fund is negative to protect against rising interest rates. Duration is an analytic measure of the Fund’s sensitivity to interest rate movements. The absolute return nature of the Fund, combined with its emphasis on tracking against the one-month LIBOR, will generally lead to durations that are between 5 years and negative 2 years.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most funds that invest in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

ª

Credit Risk. Debt instruments are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors

34	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN ABSOLUTE RETURN BOND FUND (continued)

who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally driven by changes in interest rates. When interest rates increase the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of increasing interest rates on the market value of mortgage-backed is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, many mortgage-backed securities may be prepaid prior to maturity and when interest rates decline, while the value of such securities may increase, the rate of prepayment also tends to increase, which shortens the effective duration of the securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations, or that the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	35

PAYDEN ABSOLUTE RETURN BOND FUND (continued)

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

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Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the ICE BofAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

36	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN ABSOLUTE RETURN BOND FUND (continued)

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 2ndQ 2016 (1.66%), and the worst quarter was 4thQ 2018 (–0.28%).

Average Annual Returns Through 12/31/18	1 Year	Since Inception (11/6/14)

Payden Absolute Return Bond Fund

Before Taxes	0.95%	2.13%

After Taxes on Distributions	–0.42%	1.02%

After Taxes on Distributions and Sale of Fund Shares	0.56%	1.13%

ICE BofAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index	1.99%	0.90%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Brian Matthews, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Matthews has been with Payden since 1986. Scott Weiner is a Managing Principal and portfolio manager. He has been with Payden since 1993. Brad Boyd, CFA, is a Senior Vice President and portfolio manager. Mr. Boyd has been with Payden since 2002.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	37

PAYDEN ABSOLUTE RETURN BOND FUND (continued)

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN CORPORATE BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%

Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.72%

Fee Waiver or Expense Reimbursement[1]	0.07%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.65%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.65%. This agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (inclusive of Acquired Fund Fees and Expenses and taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$66	$223	$394	$888

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies; (2) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (3) U.S. and foreign mortgage-backed and asset-backed securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in corporate bonds or similar corporate debt instruments. In addition, in order to gain exposure to corporate debt markets, the Fund may use derivatives to a significant extent, including in particular, credit default swaps with respect to individual corporate names and with respect to various credit indices.

38	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN CORPORATE BOND FUND (continued)

ª

Under normal market conditions, the Fund invests at least 65% of its total assets in securities rated investment grade at the time of purchase, and may invest up to 35% of its total assets in securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª	The Fund may invest up to 25% of its total assets in securities of issuers organized or headquartered in emerging market countries.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers, and may use derivatives to gain exposure to such equity markets.
ª

The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. These positions may be used for the purposes of either hedging current exposure in the portfolio or to obtain exposure to various market sectors. Currency positions may be employed for the purposes of hedging non-dollar denominated bonds or to take an active position in a currency, both long or short.

ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª

The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity. Maturity is the date when each bond or other debt security pays back its principal.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	39

PAYDEN CORPORATE BOND FUND (continued)

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use credit default swaps. A principal risk of credit default swaps is the credit risk of the issuer, which is similar to a principal risk of owning a traditional bond.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

40	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN CORPORATE BOND FUND (continued)

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bloomberg Barclays US Corporate Bond Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the nine-year period, the Fund’s best quarter was 3rdQ 2010 (5.15%), and the worst quarter was 2ndQ 2013 (–3.78%).

Average Annual Returns through 12/31/18	1 Year	5 Years	Since Inception (3/12/09)

Payden Corporate Bond Fund

Before Taxes	–3.05%	4.41%	6.44%

After Taxes on Distributions	–4.45%	2.44%	4.36%

After Taxes on Distributions and Sale of Fund Shares	–1.80%	2.55%	4.29%

Bloomberg Barclays US Corporate Bond Index	–2.51%	3.28%	6.37%

(The returns for the index are before any deduction for taxes, fees or expenses.)

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	41

PAYDEN CORPORATE BOND FUND (continued)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. James Wong, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Wong has been with Payden since 1995. Natalie Trevithick, CFA, is a Senior Vice President and portfolio manager. Ms. Trevithick has been with Payden since 2012. Alfred Giles, CFA, is a Senior Vice President and portfolio manager. He has been with Payden since 2013.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN HIGH INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%

Other Expenses	0.27%

Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.63%

[1]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highights in this Prospectus and in the Fund’s financial statements, which reflect the Fund’s operating expenses, but not Acquired Fund Fees and Expenses.

42	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN HIGH INCOME FUND (continued)

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (inclusive of Acquired Fund Fees and Expenses). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies; (2) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (4) convertible bonds and preferred stock.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in corporate debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

ª

The Fund emphasizes investments in debt securities of (1) issuers with credit ratings at the mid to high quality end of the high yield bond spectrum, which Payden believes have stable to improving business prospects; (2) issuers Payden believes are in the growth stage of development and have reasonable prospects for improved operating results and improved credit ratings; and (3) issuers that have undergone leveraged buyouts or recapitalizations.

ª	The Fund may invest up to 30% of its total assets in securities of issuers organized or headquartered in emerging market countries.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª

The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. These positions may be used for the purposes of either hedging current exposure in the portfolio or to obtain exposure to various market sectors. Currency positions may be employed for the purposes of hedging non-dollar denominated bonds or to take an active position in a currency, both long or short.

ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

ª	The Fund primarily invests in debt securities payable in U.S. dollars and may invest in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª

The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity. Maturity is the date when each bond or other debt security pays back its principal.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	43

PAYDEN HIGH INCOME FUND (continued)

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

44	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN HIGH INCOME FUND (continued)

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.
ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the ICE BofAML BB-B US Cash Pay High Yield Constrained Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	45

PAYDEN HIGH INCOME FUND (continued)

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (9.54%), and the worst quarter was 3rdQ 2011 (–5.79%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden High Income Fund

Before Taxes	–2.85%	3.00%	7.86%

After Taxes on Distributions	–5.01%	0.46%	5.10%

After Taxes on Distributions and Sale of Fund Shares	–1.64%	1.22%	5.15%

ICE BofAML BB-B US Cash Pay High Yield Cash Pay Constrained Index	–2.04%	3.87%	9.98%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. James Wong, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. He has been with Payden since 1995. Jordan Lopez, CFA, is a Senior Vice President and portfolio manager. Mr. Lopez has been with Payden since 2004. Alfred Giles, CFA, is a Senior Vice President and portfolio manager. He has been with Payden since 2013.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

46	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN HIGH INCOME FUND (continued)

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

U.S. LOAN FUND

PAYDEN FLOATING RATE FUND

INVESTMENT OBJECTIVE:

The Fund’s investment objective is to seek a high level of current income through floating rate debt instruments, with a secondary objective of long-term capital appreciation.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.55%

Other Expenses	0.30%

Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.86%

Fee Waiver or Expense Reimbursement[2]	0.10%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.76%

[1]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus and in the Fund’s financial statement, which reflect the Fund’s operating expenses, but not Acquired Fund Fees and Expenses.

[2]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.75%. This agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$78	$264	$467	$1,052

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 91% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

Under normal market conditions the Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt instruments. Floating rate loans are typically debt obligations with interest rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate plus a premium.

ª

The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers. The reason these loans are called “senior” is because loans are considered senior in a borrower’s capital structure in that no debt is ahead of the loans in terms of priority of payment. Where an instrument ranks in priority of payment is referred to as seniority. Based on this ranking, a corporate issuer in the event of a default will direct payments such that the senior most creditors are paid first, while the most

Prospectus	FUND SUMMARIES – U.S. LOAN FUND	47

PAYDEN FLOATING RATE FUND (continued)

junior equity holders are paid last. In a typical structure, senior secured and unsecured creditors will be first in right of payment, followed by subordinate bond holders, junior bondholders, preferred shareholders and common shareholders. Loans are typically senior, secured debt instruments and rank highest in the capital structure of corporations. Thus, throughout this discussion, the floating rate loans in which the Fund invests are referred to as “Senior Loans.”

ª

The Fund invests in Senior Loans that are syndicated loans. These loans are structured by a syndicator, such as a bank or other lender, which also markets the loans to potential investors, such as the Fund. The Fund may invest in Senior Loans in one of three ways. First, much like an initial public offering of equity securities, the Fund could be one of the initial investors in the Senior Loan and thus would invest directly as a signatory to the original loan agreement. Second, the Fund could also invest directly in the Senior Loan by assignment from an original lender. Third, the Fund may invest indirectly in the Senior Loan through a loan participation agreement.

ª

Under normal market conditions, the Fund invests a substantial portion of its total assets in Senior Loans and other debt instruments that are rated below investment grade (commonly called “junk bonds”). Investment grade debt instruments are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are instruments that Payden determines to be of comparable quality.

ª

Payden seeks to maintain broad borrower and industry diversification among the Fund’s Senior Loans. When selecting Senior Loans, Payden seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Senior Loans may be sold if, in Payden’s opinion, the risk-return profile deteriorates or to pursue more attractive investment opportunities.

ª

The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans, other floating rate debt securities, fixed income debt obligations and money market instruments. Money market holdings with a remaining maturity of less than 60 days are deemed floating rate assets.

ª

To the extent the Fund invests in assets that are denominated in a currency other than the U.S. dollar, the Fund may engage in foreign currency exchange contracts and other currency strategies to convert such foreign currencies into U.S. dollars to hedge against fluctuations in currency exchange rates.

ª

To the extent the Fund invests in fixed rate Senior Loans, other fixed rate loans or other fixed rate debt instruments, the Fund may engage in interest rate swaps in which it pays a fixed rate of interest to a counterparty and receives a floating rate of interest from the counterparty to hedge against fluctuations in interest rates. In addition, the notional amount of the Fund’s investments in interest rate swaps will be the amount that is counted toward satisfaction of the Fund’s policy of investing 80% of its total assets in floating rate loans or other floating rate debt instruments.

ª

The Fund may invest up to 20% of its assets in fixed rate fixed income securities in which the Fund has not entered into any interest rate swaps. Such fixed rate fixed income securities include, but are not limited to, corporate bonds, preferred securities, convertible securities, asset-backed securities, mortgage-backed securities and U.S. Government debt securities.

ª	The Fund’s investments in any floating rate and fixed income securities may be of any maturity.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª

The Fund may invest up to 30% of its total assets in collateralized loan obligations (“CLOs”). CLOs are asset-backed securities that are formed to hold and manage diversified pools of Senior Loans. These asset-backed structures issue several debt tranches that typically include at least a AAA-rated tranche, a AA-rated tranche and a BBB-rated tranche and that have rights to the collateral and payment stream, in descending order. The proceeds from the debt tranches are used to purchase the corporate loans. CLOs are usually rated by two of the three major ratings agencies and impose a series of covenant tests on the respective collateral managers, including minimum rating and industry diversification. The Fund would potentially invest in these rated debt tranches issued by the CLOs.

ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Credit Risk. Debt instruments are also subject to credit risk. Credit risk is the risk that the issuer of a debt instrument will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt instrument’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt instruments involve lower credit risk than lower-rated debt instruments. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt instruments than for U.S. Government debt instruments.

48	FUND SUMMARIES – U.S. LOAN FUND	Payden Mutual Funds

PAYDEN FLOATING RATE FUND (continued)

ª

Senior Loans Risk. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Also, because Payden relies mainly on its own evaluation of the creditworthiness of borrowers, the Fund is particularly dependent on portfolio management’s analytical abilities. Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. Transactions in Senior Loans and other loans may settle on a delayed basis (which in some cases may be several weeks or longer). As a result, the proceeds from the sale of a loan may not be immediately available to make additional investments or to meet the Fund’s redemption obligations. Senior Loans and other loans may not be considered “securities” for certain purposes, and purchasers (such as the Fund) therefore may not be entitled to rely on the anti-fraud protections and other safeguards provided by U.S. federal securities laws.

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Below Investment Grade Credit. Below investment grade instruments (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt instruments may fluctuate more than the market prices of investment grade debt instruments and may decline more significantly in periods of general economic difficulty.

ª

Interest Rates. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to reinvest the repayment proceeds at lower yields. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market

Prospectus	FUND SUMMARIES – U.S. LOAN FUND	49

PAYDEN FLOATING RATE FUND (continued)

segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Collateralized Loan Obligations Risk. In addition to the normal interest rate, liquidity, credit, default and other risks of debt instruments, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally driven by changes in interest rates. When interest rates increase the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of increasing interest rates on the market value of mortgage-backed is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, many mortgage-backed securities may be prepaid prior to maturity and when interest rates decline, while the value of such securities may increase, the rate of prepayment also tends to increase, which shortens the effective duration of the securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations, or that the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use interest rate swaps. A principal risk of interest rate swaps is that the Fund’s investment adviser could incorrectly forecast interest rates.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

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Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

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Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

50	FUND SUMMARIES – U.S. LOAN FUND	Payden Mutual Funds

PAYDEN FLOATING RATE FUND (continued)

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Credit Suisse Institutional Leverage Loan BB Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the five-year period, the Fund’s best quarter was 3rdQ 2016 (2.30%), and the worst quarter was 4thQ 2018 (–2.41%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	Since Inception (11/11/13)

Payden Floating Rate Fund

Before Taxes	0.31%	2.65%	2.68%

After Taxes on Distributions	–1.35%	1.09%	1.14%

After Taxes on Distributions and Sale of Fund Shares	0.20%	1.31%	1.34%

Credit Suisse Institutional Leverage Loan BB Index	0.08%	2.85%	2.88%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. James Wong, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. He has been with Payden since 1995. Jordan Lopez, CFA, is a Senior Vice President and portfolio manager. Mr. Lopez has been with Payden since 2004. Alfred Giles, CFA, is a Senior Vice President and portfolio manager. He has been with Payden since 2013.

Prospectus	FUND SUMMARIES – U.S. LOAN FUND	51

PAYDEN FLOATING RATE FUND (continued)

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$5,000	$250

No set schedule	$2,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

TAX EXEMPT BOND FUND

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND

PLEASE NOTE: Effective February 5, 2020, the Payden California Municipal Income Fund was renamed the Payden California Municipal Social Impact Fund.

INVESTMENT OBJECTIVE:

The Fund seeks income that is exempt from Federal and California income tax and is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.32%

Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.68%

Fee Waiver or Expense Reimbursement[1]	0.15%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.53%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.53%. This agreement has a one-year term ending January 31, 2021; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

52	FUND SUMMARIES – TAX EXEMPT BOND FUND	Payden Mutual Funds

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND (continued)

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$54	$202	$364	$832

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 161% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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Under normal market circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in “California Municipal Securities,” which are defined as debt obligations issued by the State of California, local governments and other authorities in California, and their agencies and instrumentalities, or by other issuers, all of which pay interest income exempt from Federal and California personal income tax. The policy of the Fund to invest at least 80% of its net assets in California Municipal Securities is fundamental, which means that it may be changed only with shareholder approval.

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The Fund may invest up to 20% of its net assets in “Municipal Securities,” which are defined as debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities, and which pay interest income exempt from Federal income tax.

ª	However, the interest income which may be paid by either the California Municipal Securities or the Municipal Securities, may in each case be subject to the Federal alternative minimum tax.
ª

Social Impact Investing. Under normal market circumstances, the Fund invests at least 80% of its total assets in California Municipal Securities with respect to which, in the opinion of the Adviser, the proceeds raised are used consistent with positive social impact practices and outcomes. While the fundamental credit research process already includes consideration of material environmental, social, and governance (ESG) risks, the Adviser will apply additional screening metrics when selecting suitable investments for the Fund. Investment opportunities are evaluated for project and issuer alignment with the Green and Social Bond Principles of the International Capital Markets Association (ICMA), which serves as the primary inclusionary screening tool for securities with qualifying impact attributes. The impact assessment framework is further enhanced by key indicators that help identify issuers with strong governance and risk management practices, as well as a deliberative approach to the management and mitigation of material environmental and social risks through sound sustainability policies and practices. These indicators include, but are not limited to, clarity in the application of the use of proceeds, prudent stewardship of bond proceeds and other financial resources, prioritization of projects and initiatives with positive social and environmental outcomes, timely disclosure and transparency, and other governance practices that signal strong commitment to accountability and stakeholder engagement. Although investment opportunities can come from any municipal market sector or issuer, regional and socioeconomic relevance of the deployment of capital resources will also be taken into consideration. To that end, the Adviser will focus on what it believes to be the principal impact sectors, such as essential services and utilities, primary and community college education, healthcare and social services, affordable housing, renewable energy and resource recovery and economic development and connectivity.

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Under normal market circumstances, the Fund invests at least 75% of its total assets in investment grade bonds, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

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The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity. Maturity is the date when each bond or other debt security pays back its principal. However, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally five to ten years. In calculating the Fund’s average portfolio maturity, the Fund uses a security’s stated maturity, or if applicable, an earlier date based on the Adviser’s belief that the security may be subject, for example, to a call, a put, a refunding, a prepayment, a redemption provision, an adjustable coupon rate, or the like, that will cause the security to be repaid earlier.

ª	As a temporary measure, the Fund may also invest up to 20% of its total assets in debt securities that pay interest income subject to Federal or state income tax.
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To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

Prospectus	FUND SUMMARIES – TAX EXEMPT BOND FUND	53

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND (continued)

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

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Municipal Securities. Investing in the Municipal Securities market involves certain risks. The amount of public information available about Municipal Securities is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Payden’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for Municipal Securities also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them.

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California Municipal Securities. Because the Fund invests primarily in California Municipal Securities, its performance is subject to economic and political developments in the State of California. California Municipal Securities may be adversely affected by political and economic conditions and developments within California and the nation as a whole. Since the end of the recession, California has made substantial progress towards recovery; however, while economists have expressed an expectation of continued growth by the California economy, they believe that there is still considerable risk to California’s economic outlook due to, among other factors, California’s unfunded budget obligations, the uncertainty surrounding federal fiscal policy and the volatility of the U.S. and global stock and credit markets. As of February 7, 2019, California’s general obligation bonds were rated Aa3 by Moody’s, AA- by Standard & Poor’s, and AA- by Fitch Ratings. Although bonds issued by California are “investment grade” according to each ratings agency and were last upgraded as late as July 2015 due to the state’s improved fiscal condition and balanced budget, California currently has one of the lowest credit ratings of any state, and the agencies continue to monitor California’s budget outlook closely to determine whether to alter the ratings.

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Social Impact Investing Risk. The Fund’s policy of investing in California Municipal Securities or other Municipal Securities with respect to which, in the Adviser’s opinion, the proceeds raised are used consistent with positive social impact and/or ESG practices and outcomes could cause the Fund to perform differently compared to other mutual funds that do not have such a policy. For example, investing in securities with respect to which, in the Advisers opinion, the proceeds raised are consistent with positive social and/or environmental practices and outcomes may result in the Fund (a) foregoing opportunities to buy certain other California Municipal Securities or other Municipal Securities when it might otherwise be advantageous to invest in them, or (b) selling such securities when it might otherwise be disadvantageous for the Fund to do so. In addition, there is a risk that the proceeds of California Municipal Securities or other Municipal Securities identified by the Adviser’s use of proceeds determination do not provide the anticipated positive social impact and/or ESG benefits. The Adviser’s assessment of the impact characteristics of a California Municipal Security or other Municipal Security is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in municipal securities that do not comply with the Fund’s social impact investment criteria. The Adviser’s impact investment criteria may affect the Fund’s relative investment performance depending on the performance of the Fund’s California Municipal Securities or other Municipal Securities relative to the broader municipal securities market. In addition, the factors that the Adviser considers in evaluating whether the proceeds raised in connection with the offering of a California Municipal Security or other Municipal Security are used consistent with positive social impact and/or ESG benefits may change over time. Further there are significant differences in interpretations of what it means to promote positive social impact and/or ESG benefits. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with others’ views. Finally, in making investment decisions, the Adviser relies on information and third-party data that could be incomplete or erroneous, which in turn, could cause the Adviser to incorrectly assess whether the proceeds raised in a California Municipal Security or other Municipal Security offering are used consistent with positive social and/or ESG environmental practices and outcomes.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

54	FUND SUMMARIES – TAX EXEMPT BOND FUND	Payden Mutual Funds

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND (continued)

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª	Securities Subject to Federal Income Tax. As a temporary measure, the Fund may invest up to 20% of its total assets in debt securities that pay interest income subject to Federal income tax.
ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have

Prospectus	FUND SUMMARIES – TAX EXEMPT BOND FUND	55

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND (continued)

limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bloomberg Barclays 7-Year Municipal Bond Index, as well as an index of funds with similar investment objectives, the Bloomberg Barclays California Intermediate Municipal Bond Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Effective with the change in the Fund’s name on January 31, 2020 to the Payden California Municipal Social Impact Fund, and the implementation of Social Impact Investing as a Principal Investment Strategies, it is possible that in the future Fund performance may vary from that shown in the charts below.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (5.31%), and the worst quarter was 4thQ 2010 (–3.86%). The year-to-date total return of the Fund as of September 30, 2019 was 7.21%.

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

California Municipal Social Impact Fund

Before Taxes	0.58%	2.90%	3.66%

After Taxes on Distributions	–0.40%	2.12%	3.18%

After Taxes on Distributions and Sale of Fund Shares	0.35%	2.13%	3.13%

Bloomberg Barclays 7-Year Municipal Bond Index	1.65%	2.97%	4.00%

Bloomberg Barclays California Intermediate Municipal Bond Index	1.71%	2.96%	4.31%

(The returns for each index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Michael Salvay, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. He has been with Payden since 1997. Ksenia Koban is a Vice President and portfolio manager. She has been with Payden since 2012. Adam Congdon, CFA, is a Vice President and portfolio manager. He has been with Payden since 2014.

56	FUND SUMMARIES – TAX EXEMPT BOND FUND	Payden Mutual Funds

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND (continued)

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

Substantially all dividends paid by the Fund will be exempt from Federal income taxes; however, a portion of the dividends may be a tax preference for purposes of the alternative minimum tax. Dividends from the Fund may also be subject to state and local taxes. The Fund anticipates that the federally exempt interest dividends paid by the Fund and derived from interest on bonds exempt from California income tax will be exempt from California state income tax. To the extent the Fund’s dividends are derived from interest on debt obligations that is not exempt from California income tax, however, such dividends will be subject to state income tax. In addition, the amount of such dividends may be included in the measure of income tax on other items, including but not limited to social security benefits.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

GLOBAL BOND FUNDS

PAYDEN GLOBAL LOW DURATION FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%

Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.67%

Fee Waiver or Expense Reimbursement[1]	0.14%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.53%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.53%. This agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	57

PAYDEN GLOBAL LOW DURATION FUND (continued)

operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$54	$200	$359	$821

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

The Fund invests at least 65% of its total assets in investment grade debt securities. However, the Fund may invest up to 35% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States. The Fund may invest in debt securities of issuers organized or headquartered in emerging market countries.

ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies, and the Fund generally hedges most of its foreign currency exposure to the U.S. dollar.
ª

The Fund invests in debt securities of any maturity. Maturity is the date when each bond or other debt security pays back its principal. Under normal market conditions, the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is four years. In calculating the Fund’s average portfolio maturity, the Fund uses a security’s stated maturity, or if applicable, an earlier date based on the Adviser’s belief that the security may be subject, for example, to a call, a put, a refunding, a prepayment, a redemption provision, an adjustable coupon rate, or the like, that will cause the security to be repaid earlier.

ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª

The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. These positions may be used for the purposes of either hedging current exposure in the portfolio or to obtain exposure to various market sectors. Currency positions may be employed for the purposes of hedging non-dollar denominated bonds or to take an active position in a currency, both long or short.

ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

58	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN GLOBAL LOW DURATION FUND (continued)

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally driven by changes in interest rates. When interest rates increase the market values of mortgage-backed securities decline. At the

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	59

PAYDEN GLOBAL LOW DURATION FUND (continued)

same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of increasing interest rates on the market value of mortgage-backed is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, many mortgage-backed securities may be prepaid prior to maturity and when interest rates decline, while the value of such securities may increase, the rate of prepayment also tends to increase, which shortens the effective duration of the securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations, or that the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

60	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN GLOBAL LOW DURATION FUND (continued)

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the ICE BofAML 1-3 Year US Corporate & Government Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2009 (3.54%), and the worst quarter was 3rdQ 2011 (–1.94%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden Global Low Duration Fund
(formerly Payden Global Short Bond Fund)

Before Taxes	0.58%	1.10%	2.53%

After Taxes on Distributions	–0.43%	0.54%	1.90%

After Taxes on Distributions and Sale of Fund Shares	0.35%	0.65%	1.81%

ICE BofAML 1-3 Year US Corporate & Government Index	1.63%	1.04%	1.56%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Syal has been with Payden since 1991. David Ballantine, CFA, is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Larry Manis, CFA, is a Senior Vice President and portfolio manager. Mr. Manis has been with Payden since 2014.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	61

PAYDEN GLOBAL LOW DURATION FUND (continued)

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN GLOBAL FIXED INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.30%

Other Expenses	0.46%

Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.78%

Fee Waiver or Expense Reimbursement[2]	0.06%
Total Annual Fund Operating Expenses After Guaranteed Fee Waiver or Expense Reimbursement	0.72%

[1]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus and in the Fund’s financial statements, which reflect the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

[2]

Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) will not exceed 0.70%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (inclusive of Acquired Fund Fees and Expenses) (taking into account the one-year contractual fee waiver or expense reimbursement for the first year, and the guaranteed contractual fee waiver or expense reimbursement for the remaining time periods). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$74	$243	$427	$960

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt

62	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN GLOBAL FIXED INCOME FUND (continued)

securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

The Fund invests at least 65% of its total assets in investment grade debt securities. However, the Fund may invest up to 35% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States. The Fund may invest in debt securities of issuers organized or headquartered in emerging market countries.

ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies, and the Fund generally hedges most of its foreign currency exposure to the U.S. dollar.
ª

The Fund may invest in many different types of derivatives, such as futures, forwards, swaps and options. These positions may be used for the purposes of either hedging current exposure in the portfolio or to obtain exposure to various market sectors. Currency positions may be employed for the purposes of hedging non-dollar denominated bonds or to take an active position in a currency, both long or short.

ª

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity. Maturity is the date when each bond or other debt security pays back its principal. However, under normal market conditions, the Fund’s average portfolio maturity (on a dollar-weighted basis) will not exceed ten years. In calculating the Fund’s average portfolio maturity, the Fund uses a security’s stated maturity, or if applicable, an earlier date based on the Adviser’s belief that the security may be subject, for example, to a call, a put, a refunding, a prepayment, a redemption provision, an adjustable coupon rate, or the like, that will cause the security to be repaid earlier.

ª	The Fund may invest up to 10% of its total assets in equity securities of U.S. or foreign issuers.
ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	63

PAYDEN GLOBAL FIXED INCOME FUND (continued)

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally driven by changes in interest rates. When interest rates increase the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of increasing interest rates on the market value of mortgage-backed is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, many mortgage-backed securities may be prepaid prior to maturity and when interest rates decline, while the value of such securities may increase, the rate of prepayment also tends to increase, which shortens the effective duration of the securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations, or that the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

64	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN GLOBAL FIXED INCOME FUND (continued)

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and to the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bloomberg Barclays Global Aggregate Index (USD Hedged).

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plan or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	65

PAYDEN GLOBAL FIXED INCOME FUND (continued)

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 4thQ 2008 (4.42%), and the worst quarter was 2ndQ 2013 (–3.20%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden Global Fixed Income Fund

Before Taxes	–0.26%	3.22%	3.90%

After Taxes on Distributions	–2.28%	2.10%	2.46%

After Taxes on Distributions and Sale of Fund Shares	–0.08%	2.03%	2.46%

Bloomberg Barclays Global Aggregate Index (USD Hedged)	1.76%	3.44%	3.78%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Nigel Jenkins is a Managing Principal and portfolio manager. Mr. Jenkins has been with Payden since 2006. Michael Salvay, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. He has been with Payden since 1997. Natalie Trevithick, CFA, is a Senior Vice President and portfolio manager, Ms. Trevithick has been with Payden since 2012.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

66	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN GLOBAL FIXED INCOME FUND (continued)

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN EMERGING MARKETS BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.45%

Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.75%

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities and similar debt instruments issued by governments, agencies and instrumentalities of emerging market countries (or economically linked with such securities), and other issuers organized, headquartered or principally located in emerging market countries. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy.

ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.
ª

Under normal market conditions, the Fund may invest a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

ª	The Fund invests a majority of its assets in debt securities payable in U.S. dollars, but will also invest in debt securities payable in foreign currencies.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	67

PAYDEN EMERGING MARKETS BOND FUND (continued)

ª

Permitted investments also include currencies and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) used to hedge or gain exposure to the securities markets of emerging market countries or currencies.

ª

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity. Maturity is the date when each bond or other debt security pays back its principal.

ª	The Fund may invest up to 10% of its total assets in equity securities of U.S. or foreign issuers, and may use derivatives to gain exposure to such equity markets.
ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

68	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS BOND FUND (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	69

PAYDEN EMERGING MARKETS BOND FUND (continued)

ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the J.P. Morgan EMBI Global Diversified Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (12.39%), and the worst quarter was 2ndQ 2013 (–7.30%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden Emerging Markets Bond Fund

Before Taxes	–7.03%	3.91%	7.53%

After Taxes on Distributions	–9.04%	1.66%	5.18%

After Taxes on Distributions and Sale of Fund Shares	–3.95%	2.07%	5.06%

J.P. Morgan EMBI Global Diversified Index	–4.26%	4.79%	8.20%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Arthur Hovsepian, CFA, is a Principal and portfolio manager. Mr. Hovsepian has been with Payden since 2004. Vladimir Milev, CFA, is a Senior Vice President and portfolio manager. Mr. Milev has been with Payden since 2003.

70	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS BOND FUND (continued)

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN EMERGING MARKETS LOCAL BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%

Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.92%

Example of Fund Expenses. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	71

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in a wide variety of Bonds. “Bonds” include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank), or credit-linked notes issued with respect to such securities and (2) debt securities and commercial paper issued by U.S. and foreign companies, or credit-linked notes issued with respect to such securities.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in Emerging Market Investments. “Emerging Market Investments” include Bonds and other debt instruments and income-producing securities that are issued by governments, agencies and instrumentalities of emerging market countries and other issuers organized, headquartered or principally located in emerging market countries, or that are denominated in the local currency of an emerging market country (“Emerging Market Currency”), or whose performance is linked to an emerging market country’s currency, markets, economy or ability to repay loans. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy.

ª

Emerging Market Investments also include Emerging Market Currencies and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) used to hedge or gain exposure to the securities markets of emerging market countries or Emerging Market Currencies. The Fund may use derivatives to a significant extent, including in particular, currency contracts, futures, interest rate swaps and credit-linked notes.

ª

Under normal market conditions, a significant portion of the Fund’s investments will be denominated in Emerging Market Currencies. However, Emerging Market Investments may be denominated in non-Emerging Market Currencies, including the U.S. dollar.

ª	The Fund may invest up to 20% of its total assets in debt instruments and income-producing securities that are not Bonds, including for example loans made by U.S. and foreign companies.
ª

The Fund may invest up to 20% of its total assets in Bonds and other debt instruments and income-producing securities other than Emerging Market Investments, including those of issuers located in countries with developed securities markets.

ª

Under normal market conditions, the Fund may invest a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

ª

Permitted investments also include currencies and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) used to hedge or gain exposure to the securities markets of emerging market countries or currencies.

ª

Under normal market conditions, the average portfolio duration of the Fund varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of February 22, 2017 was 5.07 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the impact of either an increase or a decrease in interest rates will be greater for a fund that has a longer duration than for a fund that has a shorter duration.

ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed

72	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Local Currency. Because the Fund’s emphasis will be on investing in securities denominated in the currencies of emerging market countries, the Fund is subject to the significant risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

ª

Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	73

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

ª

Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use interest rate swaps. A principal risk of interest rate swaps is that the Fund’s investment adviser could incorrectly forecast interest rates.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

ª

Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

ª

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

ª

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the J.P. Morgan GBI-EM Global Diversified Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from

74	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the seven-year period, the Fund’s best quarter was 1stQ 2016 (9.35%), and the worst quarter was 2ndQ 2018 (–12.12%).

Average Annual Returns Through 12/31/18	1 Year	5 Year	Since Inception (11/2/11)

Payden Emerging Markets Local Bond Fund

Before Taxes	–8.17%	–1.66%	–1.29%

After Taxes on Distributions	–8.66%	–2.28%	–2.17%

After Taxes on Distributions and Sale of Fund Shares	–2.93%	–0.54%	–0.54%

J.P. Morgan GBI-EM Global Diversified Index	–6.21%	–0.96%	–0.35%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Arthur Hovsepian, CFA, is a Principal and portfolio manager. Mr. Hovsepian has been with Payden since 2004. Darren Capeloto is a Senior Vice President and portfolio manager. Mr. Capeloto has been with Payden since 2001.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

Account Type	Initial Investment	Additional Investment

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	75

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN EMERGING MARKETS CORPORATE BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%

Other Expenses	0.50%

Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.31%

Fee Waiver or Expense Reimbursement[2]	0.35%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.96%

[1]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus and in the Fund’s financial statements, which reflect the Fund’s operating expenses, but not Acquired Fund Fees and Expenses.

[2]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.95%. This agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$98	$381	$685	$1,548

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies and (2) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank).

76	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in corporate bonds issued by Corporate issuers (as defined below) organized or headquartered in emerging market countries, or whose business operations are principally located in emerging market countries. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy. A Corporate issuer is an issuer located in an emerging market country or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more emerging markets countries or that has at least 50% of its assets in one or more emerging market countries. For these purposes, Corporate issuers may include corporate or other business entities in which a sovereign or governmental agency or entity may have, indirectly or directly, an interest, including a majority or greater ownership interest.

ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.
ª

Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

Permitted investments also include currencies and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) used to hedge or gain exposure to the securities markets of emerging market countries or currencies.

ª

The Fund invests a majority of its assets in debt securities payable in U.S. dollars, but will also invest in debt securities payable in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

ª

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity. Maturity is the date when each bond or other debt security pays back its principal.

ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers, and may use derivatives to gain exposure to such equity markets.
ª

To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low but have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

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Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value, volatility and liquidity of these securities.

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Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	77

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

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Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

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Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability, or due to adverse changes in the conditions of a particular issuer. In addition, the Fund may not receive proceeds from the sale of certain securities for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of tradition market participants to make a market in fixed income securities, for instance, when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

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Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Derivatives. The use of derivatives can lead to losses due to: (1) adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative; (2) failure of a counterparty; or (3) tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s sensitivity to market events and the underlying instrument. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

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Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

78	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

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Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

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Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

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Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
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Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the J.P. Morgan CEMBI Broad Diversified Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the five-year period, the Fund’s best quarter was 2ndQ 2016 (4.01%), and the worst quarter was 3rdQ 2015 (–3.21%).

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	79

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

Average Annual Returns Through 12/31/18	1 Year	5 Years	Since Inception (11/11/13)

Payden Emerging Markets Corporate Fund

Before Taxes	–3.32%	3.73%	3.83%

After Taxes on Distributions	–5.16%	1.60%	1.72%

After Taxes on Distributions and Sale of Fund Shares	–1.86%	1.90%	1.99%

JP Morgan CEMBI Broad Diversified Index	–1.65%	4.36%	4.40%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Darren Capeloto is a Senior Vice President and portfolio manager. Mr. Capeloto has been with Payden since 2001. Vladimir Milev, CFA, is a Senior Vice President and portfolio manager. Mr. Milev has been with Payden since 2003.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

80	FUND SUMMARIES – U.S. EQUITY FUND	Payden Mutual Funds

PAYDEN EQUITY INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks growth of capital and some current income.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%

Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.74%

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests primarily in large capitalization value stocks, defined as stocks with above average dividend yields and large market capitalizations, and other income producing equity securities, including by way of example, exchange-traded common and preferred stocks, real estate investment trusts and master limited partnerships. Payden uses quantitative techniques to identify large capitalization stocks with above average dividend yields. Fundamental analysis is then performed to identify individual companies capable of maintaining or increasing their dividend. The Fund’s benchmark is the Russell 1000 Value Index. However, the Fund’s investments include only a limited portion of the common stocks included in the benchmark and also include income producing equity securities that are not included in the benchmark. In addition, the Fund will seek to provide a higher level of current income than the benchmark.

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The Fund invests principally in U.S. securities, but may invest up to 30% of its total assets in foreign securities, including companies organized or headquartered in emerging markets. The Fund may invest in foreign securities either directly or through American Depositary Receipts on U.S. exchanges.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

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Fund versus Index Fund. The Fund is not an index fund, as indicated above, and is managed in ways that diverge from the benchmark. Thus, changes in the Fund’s net asset value per share will not track changes in the general stock market or the Fund’s benchmark.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

Prospectus	FUND SUMMARIES – U.S. EQUITY FUND	81

PAYDEN EQUITY INCOME FUND (continued)

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Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Market Events Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchanges; and public sentiment.

U.S. and foreign governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further, Federal Reserve Board or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (Brexit) are affecting many aspects of financial regulation and, in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

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Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could adversely affect the Fund’s performance. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of the Fund’s shares may decline.

ª	Management Risk. The investment techniques and analysis used by the Fund’s portfolio managers may not produce the desired results.
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Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data, including private shareholder information, or proprietary information, cause the Fund, the Fund’s portfolio managers and/or their service providers, including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries, to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Fund’s portfolio managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Russell 1000 Value Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

82	FUND SUMMARIES – U.S. EQUITY FUND	Payden Mutual Funds

PAYDEN EQUITY INCOME FUND (continued)

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (16.02%), and the worst quarter was 1stQ 2009 (–14.94%).

Average Annual Returns Through 12/31/18	1 Year	5 Years	10 Years

Payden Equity Income Fund

Before Taxes	–6.69%	7.70%	11.52%

After Taxes on Distributions	–7.31%	6.57%	10.48%

After Taxes on Distributions and Sale of Fund Shares	–3.48%	1.85%	8.26%

Russell 1000 Value Index	–8.28%	5.92%	11.16%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. James Wong, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Wong has been with Payden since 1995. Frank Lee, CFA, is a Senior Vice President and portfolio manager. Mr. Lee has been with Payden since 2004.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred arrangement.

Prospectus	FUND SUMMARIES – U.S. EQUITY FUND	83

PAYDEN EQUITY INCOME FUND (continued)

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

84	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

You have just read the Fund Summary for each Fund. Each Fund Summary sets forth the Fund’s Investment Objective, as well as its Principal Investment Strategies and Principal Investment Risks, and discusses the types of securities and investment techniques used in implementing the Fund’s Principal Investment Strategies.

This section of the Prospectus provides further discussion on some of those securities and investment techniques, as well as discussing other securities and investment techniques that may be applicable to some or all of the Funds.

In addition, this section discusses the policies on the disclosure of each Fund’s portfolio holdings.

Finally, neither the Fund Summaries, this section of the Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

INFLATION-INDEXED SECURITIES

Each U.S. Bond Fund, the Payden Floating Rate Fund, the Tax Exempt Bond Fund and each Global Bond Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation — a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return” — a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and an investing Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

MORTGAGE-BACKED SECURITIES

Each U.S. Bond Fund, the Payden Floating Rate Fund, the Tax Exempt Bond Fund and each Global Bond Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages. Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund and each Global Bond Fund may also invest in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to an investing Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. During periods of rising interest rates, prepayments may occur more slowly than anticipated, extending the effective duration of these assets at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED SECURITIES

Each U.S. Bond Fund, the Payden Floating Rate Fund, the Tax Exempt Bond Fund and each Global Bond Fund may invest in U.S. asset-backed securities, which represent undivided fractional interests in trusts with assets consisting of a pool of loans such as motor vehicle retail installment sales contracts or credit card receivables. Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund and each Global Bond Fund may also invest in foreign asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. During periods of rising interest rates, prepayments may occur more slowly than anticipated, extending the effective duration of these assets at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	85

U.S. GOVERNMENT AND AGENCY SECURITIES

Most of the Funds purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, many of the Funds purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” Securities issued by GSEs receive various levels of support from the U.S. Government, which may affect a Fund’s ability to recover should such securities default. The Funds primarily invest in securities issued by one or more of the following GSEs:

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The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. Principal and interest payments of GNMA securities are backed by the full faith and credit of the U.S. Government; however, this support does not apply to losses resulting from declines in the market value of GNMA securities.

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Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Funds. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Senior Preferred Stock Purchase Agreement), as discussed below.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC. The Senior Preferred Stock Purchase Agreements provide FNMA and FHLMC with the necessary cash resources to meet their obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past (including as part of the Senior Preferred Stock Purchase Agreements), no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

The FHFA’s continuing conservatorship of FNMA and FHLMC and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming FNMA and FHLMC or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Funds’ assets.

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The Federal Home Loan Bank System (FHLB) is comprised of eleven regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

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The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

SENIOR LOANS

Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), each Global Bond Fund and, in particular, the Payden Floating Rate Fund may invest in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Opportunities to invest in loans or certain types of loans, such as Senior Loans, may be limited. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments, and Payden relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, each Fund is particularly dependent on the analytical abilities of Payden.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the Senior Loans and other corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in Senior Loans and other corporate loans, a Fund may become a member of the syndicate. The Senior Loans and other corporate loans in which a Fund invests are subject to the risk of loss of principal and income.

Although Senior Loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior

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Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund. Such court action could under certain circumstances include invalidation of Senior Loans. Transactions in Senior Loans and other loans in which a Fund may invest may settle on a delayed basis (which in some cases may be several weeks or longer). As a result, the proceeds from the sale of a loan may not be immediately available to make additional investments or to meet a Fund’s redemption obligations. Senior Loans and other loans may not be considered “securities” for certain purposes, and purchasers (such as the Fund) therefore may not be entitled to rely on the anti-fraud protections and other safeguards provided by U.S. federal securities laws.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund and each Global Bond Fund may invest in fixed-rate and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk and risks of being a lender. If an investing Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

SOCIAL IMPACT INVESTMENTS

Payden California Municipal Social Impact Fund targets investments with respect to which, in the opinion of the Adviser, the proceeds raised are used consistent with positive social impact practices and outcomes. While the fundamental credit research process already includes consideration of material environmental, social, and governance (ESG) risks, the Adviser will apply additional screening metrics when selecting suitable investments for the Fund. Investment opportunities are evaluated for project and issuer alignment with the Green and Social Bond Principles of the International Capital Markets Association (ICMA), which serves as the primary inclusionary screening tool for securities with qualifying impact attributes. The impact assessment framework is further enhanced by key indicators that help identify issuers with strong governance and risk management practices, as well as a deliberative approach to the management and mitigation of material environmental and social risks through sound sustainability policies and practices. These indicators include, but are not limited to, clarity in the application of the use of proceeds, prudent stewardship of bond proceeds and other financial resources, prioritization of projects and initiatives with positive social and environmental outcomes, timely disclosure and transparency, and other governance practices that signal strong commitment to accountability and stakeholder engagement. Although investment opportunities can come from any municipal market sector or issuer, regional and socioeconomic relevance of the deployment of capital resources will also be taken into consideration. To that end, the Adviser will focus on what it believes to be the principal impact sectors, such as essential services and utilities, primary and community college education, healthcare and social services, affordable housing, renewable energy and resource recovery and economic development and connectivity.

Investing in securities with respect to which, in the Adviser’s opinion, the proceeds raised are used consistent with positive social impact and/or ESG practices and outcomes could cause the Fund to perform differently compared to other mutual funds that do not have such a policy and may result in the Fund (a) excluding securities of certain issuers for nonfinancial reasons and therefore foregoing opportunities to buy those securities when it might otherwise be advantageous to invest in them, or (b) selling such securities when it might otherwise be disadvantageous for the Fund to do so. Securities of issuers with positive social impact and/or ESG practices may shift into and out of favor with investors depending on market and economic conditions. In addition, there is a risk that the proceeds of securities identified by the Adviser’s use of proceeds determination do not provide the anticipated positive social impact and/or ESG benefits. The Adviser’s assessment of the impact characteristics of a security is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in municipal securities that do not comply with the Fund’s social impact investment criteria. The Adviser’s impact investment criteria may affect the Fund’s relative investment performance depending on the performance of the Fund’s securities relative to the broader municipal securities market. In addition, the factors that the Adviser considers in evaluating whether the proceeds raised in connection with the offering of a security are used consistent with positive social impact and/or ESG benefits may change over time. Further there are significant differences in interpretations of what it means to promote positive social impact and/or ESG benefits. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with others’ views. Finally, in making investment decisions, the Adviser relies on information and third-party data that could be incomplete or erroneous, which in turn, could cause the Adviser to incorrectly assess whether the proceeds raised in a security offering are used consistent with positive social impact and/or ESG practices and outcomes.

EXCHANGE-TRADED FUNDS

Each Fund, other than the Payden Cash Reserves Money Market Fund, may invest in exchange-traded funds (“ETFs”) and other broad market derivative instruments, subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment

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Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index and the MSCI Europe Index. ETFs trade on the Chicago Board Options Exchange, Nasdaq and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by a Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS

Each Global Bond Fund and each of the Payden Limited Maturity, Payden Low Duration, Payden Corporate Bond, Payden Floating Rate, and in particular, the Payden High Income Funds may invest in below investment grade debt obligations (commonly called “high yield bonds” or “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB–), Moody’s (at least Baa3) or Fitch (at least BBB–), or are securities determined by Payden to be of comparable quality. Further information regarding investment ratings is in Appendix A.

High yield bonds are generally more speculative, more volatile and less liquid than investment grade debt securities. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. In particular, lower quality debt securities may decline significantly in periods of general economic difficulty or rising interest rates. High Yield bonds may also be less liquid than investment grade debt securities, which means a Fund may have difficulty selling such securities and may have to apply a greater degree of judgment in establishing a price for purposes of valuing an investing Fund’s shares. High yield bonds generally are issued by less creditworthy issuers, who may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from its holder before it matures. If the issuer redeems high yield bonds, an investing Fund may have to invest the proceeds in bonds with lower yields.

FOREIGN INVESTMENTS

Each U.S. Bond Fund (except the Payden GNMA and Payden U.S. Government Funds), the Payden Floating Rate Fund, each Global Bond Fund and the Payden Equity Income Fund may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

Changes in foreign exchange rates may adversely affect the value of a Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by European Union governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further details or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In a public referendum in June 2016, the United Kingdom voted to leave the European Union (a process now commonly referred to as “Brexit”). As a result of and based on the pronouncements of the United Kingdom government, it is probable that negotiations will take place to determine the terms of the United Kingdom’s departure from, and of its new political and economic

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relationship with, the European Union. This could lead to a period of significant uncertainty and increased volatility in both U.S. and global securities and currency markets. In addition to concerns related to the effect of Brexit, that referendum may inspire similar initiatives in other European Union member countries, producing further risks for global financial markets.

FOREIGN CURRENCY TRANSACTIONS

Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund, each Global Bond Fund and the Payden Equity Income Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). None of these Funds will generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS

Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), each Global Bond Fund and the Payden Equity Income Fund may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks, including those described above, are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain. Rising interest rates could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations and the market for emerging market debt could suffer from reduced liquidity.

DEPOSITARY RECEIPTS

The Payden Equity Income Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in a currency different from that of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets, and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DELAYED DELIVERY TRANSACTIONS

Each Fund may engage in delayed delivery transactions. These transactions involve a Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, a Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

DERIVATIVE INSTRUMENTS

Each U.S. Bond Fund, the Payden Floating Rate Fund, the Tax Exempt Bond Fund, each Global Bond Fund and the Payden Equity Income Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). Each such Fund may invest some or all of its assets in derivative instruments. Such Funds typically use derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. Such Funds may also use

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derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by such a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. If a Fund sells credit default swaps, it will maintain sufficient liquidity to cover the entire notional amount of such swaps.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by Payden in accordance with established procedures, or, as permitted by applicable regulation, enter into certain offsetting positions, to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Regulatory Risks. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Any such adverse future developments could impair the effectiveness of a Fund’s derivative transactions and cause the Fund to lose value.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

TEMPORARY DEFENSIVE MEASURES

During times when Payden believes that a temporary defensive posture is warranted, each Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help a Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, a Fund may not achieve its investment objective.

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PORTFOLIO TURNOVER

A Fund’s annual turnover rate indicates changes in its portfolio investments. Payden will sell a security when appropriate and consistent with a Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. No Fund can accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. Each Fund’s annual portfolio turnover rates are noted in the Financial Highlights for that Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

Each Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Funds, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES

The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Payden, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to each of the seventeen Funds pursuant to an Investment Advisory Agreement. Payden is an investment counseling firm founded in 1983, and has approximately $111 billion of assets under management as of February 28, 2019.

Investment Policy Committee. Payden’s Investment Policy Committee is responsible for defining the broad investment parameters of the Funds, including, for example, the types of strategies to be employed and the range of securities acceptable for investment by the Funds. The Committee is comprised of Kristin Ceva, Nigel Jenkins, Asha Joshi, Brian Matthews, Joan Payden, Michael Salvay, James Sarni, Mary Beth Syal, Scott Weiner and James Wong.

Kristin Ceva is a Managing Principal who joined Payden in 1998 and has 27 years experience in the investment management business. Nigel Jenkins is a Managing Principal. He joined Payden in 2006 and has 30 years experience in the investment management business. Asha Joshi is a Managing Principal. She joined Payden in 1994 and has 34 years experience in the investment management business. Brian Matthews is a Managing Principal who joined Payden in 1986 and has 37 years experience in the investment management business. Joan Payden is the President, CEO and founder of Payden. She has over 40 years experience in the investment management business. Michael Salvay is a Managing Principal who joined Payden in 1997 and has 34 years experience in the investment management business. James Sarni is a Managing Principal. He joined Payden in 1991 and has 36 years experience in the investment management business. Mary Beth Syal is a Managing Principal who joined Payden in 1991 and has 34 years experience in the investment management business. Scott Weiner is a Managing Principal. He joined Payden in 1993 and has 35 years experience in the investment management business. James Wong is a Managing Principal who joined Payden in 1995 and has 27 years experience in the investment management business.

Fund Portfolio Managers. Payden typically follows a team approach in the management of the Funds, in which different teams of Payden personnel are responsible for the day-to-day management of the Funds within the broad investment parameters established by the Investment Policy Committee. Each team meets regularly to review portfolio holdings and discuss purchase and sales activity of all accounts in the strategy, including a particular Fund or group of Funds. The portfolio managers, who are generally team leaders or senior investment personnel on the team, are supported by other members of the team. These include research analysts and other investment professionals who provide research support, make securities recommendations and generally support the portfolio managers in all activities. Members of a team may change from time to time, and the team leaders and senior investment personnel who are identified as the portfolio manager or managers for a Fund may also change from time to time. The current portfolio managers for each of the Funds are as follows:

Limited Maturity Fund. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has overall responsibility over the broad aspects of the Fund’s investments and she, together with David Ballantine, CFA, a Principal and portfolio manager, and Amy Marshall, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Ballantine has been with Payden since 1991 and in the investment management business for 30 years. Ms. Marshall has been with Payden and in the investment management business since 2011.

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Low Duration Fund and Global Low Duration Fund. Mary Beth Syal has overall responsibility over the broad aspects of the Fund’s investments and she, together with David Ballantine and Larry Manis, CFA, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Manis has been with Payden since 2014 and in the investment management business for 14 years.

U.S. Government Fund. David Ballantine, and Gary Greenberg, CFA, a Senior Vice President and portfolio, have overall responsibility over the broad aspects of the Fund’s investments and they, together with Mary Beth Syal, deal with portfolio construction, broad security selection and risk assessment. Mr. Greenberg has been with Payden and in the investment management business since 1995.

GNMA Fund. David Ballantine and Gary Greenberg have overall responsibility over the broad aspects of the Fund’s investments and they, together with Michael Salvay, CFA, a Managing Principal and portfolio manager, deal with portfolio construction, broad security selection and risk assessment.

Core Bond Fund. Michael Salvay has overall responsibility over the broad aspects of the Fund’s investments and he, together with Brad Boyd, CFA, a Senior Vice President and portfolio manager, and Frank Spindler, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Boyd has been with Payden since 2002 and in the investment management business for 19 years. Mr. Spindler has been with Payden since 2007 and in the investment management business for 15 years.

Strategic Income Fund. Michael Salvay has overall responsibility over the broad aspects of the Fund’s investments and he, together with Brad Boyd and Frank Spindler, deal with portfolio construction, broad security selection and risk assessment.

Absolute Return Bond Fund. Brian Matthews, CFA, a Managing Principal and portfolio manager, has overall responsibility over the broad aspects of the Fund’s investments and he, together with Scott Weiner, a Managing Principal and portfolio manager, and Brad Boyd, deal with portfolio construction, broad security selection and risk assessment.

Corporate Bond Fund. James Wong, CFA, a Managing Principal and portfolio manager, has overall responsibility over the broad aspects of the Fund’s investments and he, together with Natalie Trevithick, CFA, a Senior Vice President and portfolio manager, and Alfred Giles, CFA, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Ms. Trevithick has been with Payden since 2012 and in the investment management business for 18 years. Mr. Giles has been with Payden since 2013 and in the investment management business for 17 years.

High Income Fund and Floating Rate Fund. James Wong and Jordan Lopez, CFA, a Senior Vice President and portfolio manager, have overall responsibility over the broad aspects of the Funds’ investments and they, together with Alfred Giles, deal with portfolio construction, broad security selections and risk assessment. Mr. Lopez has been with Payden and in the investment management business since 2004.

California Municipal Social Impact Fund. Michael Salvay has overall responsibility over the broad aspects of the Fund’s investments and he, together with Ksenia Koban, Vice President and portfolio manager, and Adam Congdon, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Ms. Koban has been with Payden since 2012 and in the investment management business for 11 years. Mr. Congdon has been with Payden since 2014 and in the investment management business for 10 years.

Global Fixed Income Fund. Nigel Jenkins, a Managing Principal and portfolio manager, has overall responsibility over the broad aspects of the Fund’s investments and he, together with Michael Salvay and Natalie Trevithick, deal with portfolio construction, broad security selection and risk assessment.

Emerging Markets Bond Fund. Kristin Ceva, CFA, a Managing Principal and portfolio manager, has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Arthur Hovsepian, CFA, a Principal and portfolio manager, and Vladimir Milev, CFA, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Hovsepian has been with Payden since 2004 and in the investment management business for 24 years. Mr. Milev has been with Payden and in the investment management business since 2003.

Emerging Markets Local Bond Fund. Kristin Ceva has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Arthur Hovsepian and Darren Capeloto, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Capeloto has been with Payden since 2001 and in the investment management business for 21 years.

Emerging Markets Corporate Bond Fund. Kristin Ceva has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Darren Capeloto and Vladimir Milev, deal with portfolio construction, broad security selection and risk assessment.

Equity Income Fund. James Wong has overall responsibility over the broad aspects of the Fund’s investments, and he and Frank Lee, CFA, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Lee has been with Payden since 2004 and in the investment management business for 20 years.

With respect to the portfolio managers listed, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Funds.

As indicated under the “Fees and Expenses” section of certain Fund presentations above, Payden has contractually agreed that, for so long as it acts as investment adviser to those particular Funds, the Total Annual Fund Operating Expenses (excluding

92	MANAGEMENT OF THE FUNDS	Payden Mutual Funds

Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) of each of those Funds will not exceed the percentage indicated of the particular Fund’s average daily net assets on an annualized basis. In addition, as indicated under the “Fees and Expenses” section of certain Fund presentations above, Payden has also contractually agreed to temporarily limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) of each of those Funds to the percentage indicated of the Fund’s average daily net assets on an annualized basis. This Agreement has a one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Board of Trustees of The Payden & Rygel Investment Group (the ‘‘P&R Trust’’). Each Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for any Fund in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above.

For the fiscal year ended October 31, 2018, Payden earned a fee as a percentage of each Fund’s average net assets, net of expense reimbursements or fee waivers, from each Fund as follows: Payden Cash Reserves Money Market Fund, 0.02%; Payden Limited Maturity Fund, 0.00%; Payden Low Duration Fund, 0.17%; Payden U.S. Government Fund, 0.19%; Payden GNMA Fund, 0.09%; Payden Core Bond Fund, 0.28%; Payden Strategic Income Fund, 0.40%; Payden Absolute Return Bond Fund, 0.36%; Payden Corporate Bond Fund, 0.28%; Payden High Income Fund, 0.35%; Payden Floating Rate Fund, 0.45%; Payden California Municipal Social Impact Fund, 0.17%; Payden Global Low Duration Fund, 0.16%; Payden Global Fixed Income Fund, 0.24%; Payden Emerging Markets Bond Fund, 0.45%; Payden Emerging Markets Local Bond Fund, 0.60%; Payden Emerging Markets Corporate Bond Fund, 0.45%, and Payden Equity Income Fund, 0.50%.

A discussion regarding the basis for the approval by the P&R Trust’s Board of Trustees of the Investment Advisory Agreement for each Fund is available in the Funds’ Annual Report for the fiscal year ended October 31, 2018, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Funds’ Internet site at payden.com.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES: NET ASSET VALUE

The net asset value per share of each Fund, other than the Payden Cash Reserves Money Market Fund, is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny.

Debt Securities. Domestic and foreign debt securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from pricing services. If a Fund’s investment adviser determines that a pricing service does not provide accurate pricing for a fixed income security, the adviser may provide pricing information for that security. Such pricing information takes into account appropriate factors such as quotes obtained by brokers and dealers, institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last quote or last bid price. Securities traded only on the over-the-counter market are valued at the latest sale price.

Investment Company Securities. In valuing a Fund’s investment in another company that is (1) an investment company, or (2) would be an investment company but for the exceptions provided in the Investment Company Act (an “Acquired Fund”), the Fund uses the net asset value per share of the Acquired Fund.

Derivatives. Options, futures, swaps and other similar investments are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which a Fund entered into the transaction in the case of other securities.

Fair Value Pricing. Debt or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines adopted by the Board of Trustees of the P&R Trust that are applicable to each of the Funds. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity ratio for debt securities); the value of other similar securities traded on other markets or among dealers; the general financial

Prospectus	SHAREHOLDER INFORMATION	93

condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of a Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund in question. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) whether one or more securities in a particular Fund portfolio will be subject to fair value pricing, and (2) if so, the fair value price of such securities.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If a Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Payden Cash Reserves Money Market Fund. The net asset value per share of the Payden Cash Reserves Money Market Fund is determined as of noon (Eastern Time), immediately after the daily declaration of dividends, by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny. The securities in the Fund are valued on an amortized-cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under most conditions, management believes it will be possible to maintain the net asset value of the Fund at $1.00 per share. Calculations are periodically made to compare the value of the Fund’s portfolio valued at amortized cost with market values. If a deviation of one-half of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund’s $1.00 per share net asset value, or if there were any other deviation that the P&R Trust Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

HOW TO PURCHASE SHARES

You may purchase shares of each Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the Funds’ address provided below. You cannot purchase shares until the Fund has received a completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

By Check

1. Complete the New Account Application.

2. Make the check payable to the “Payden Funds” and mail the check, along with the application, to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

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By Federal Funds Wire

1. Complete the New Account Application and mail it to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

2. Wire funds to the Transfer Agent as follows when the application has been processed:

UMB Bank, N.A.

1010 Grand Blvd.

Kansas City, MO 64106

ABA 101000695

DDA 9871063062

Credit to: Payden Funds

For further credit to: Investor Mutual Fund Account Number

Name or Account Registration

Identify which Fund or Funds to Purchase

3. Please call 1-800-572-9336, to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives and accepts your order. It will accept purchase orders only on days on which the Fund is open for business.

All Funds are “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of a Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (1) by check; (2) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Funds’ Internet site at payden.com using the Account Access function (user registration required)); or (3) by calling 1-800-572-9336, and wiring Federal funds to the Transfer Agent as described above.

Purchases Through Brokers. The Funds have authorized one or more brokers to accept purchase orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee receives and accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to each Fund (other than the Payden Cash Reserves Money Market Fund), which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in that particular Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the particular Fund’s assets, over time these fees will increase the cost of your investment in that Fund.

Tax-sheltered Retirement Plans. Each of the Funds accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans and 401(k) plans and Coverdell Education Savings Plans. Please call 1-800-572-9336 to receive a retirement package which includes a special application for tax-sheltered accounts. The Funds do not provide fiduciary administration or custody for such plans. The Funds charge an Annual IRA Maintenance Fee of $15.00 per Fund. The fee is capped at $30.00 per social security number, per account type. A maintenance fee of $15.00 will be charged on all Fund accounts where a full liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

Exchange Privilege. Shares of any Fund may be exchanged for shares of any other Fund of the P&R Trust, provided that the minimum initial investment amount for the specific share class of the Fund has been met. Otherwise, the minimum amount for any exchange is $250. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for Federal income tax purposes.

In general, a Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the applicable New Account Application or applicable Account Privileges Change Form, you may make exchanges by calling 1-800-572-9336. You may also make exchanges via the Funds’ Internet site, at payden.com, using the Account Access function (user registration required). Finally, you may participate in the Automatic Exchange Program, described below under “Automated Investment Programs,” to automatically redeem a fixed amount from any Fund for investment in another

Prospectus	SHAREHOLDER INFORMATION	95

Fund on a regular basis. Each Fund may modify or discontinue this exchange privilege at any time on 60 days notice. Each Fund also reserves the right to limit the number of exchanges you may make in any year to avoid excessive Fund expense.

Telephone Privilege. You may exchange or redeem shares by calling 1-800-572-9336, if you have elected this option on the applicable New Account Application, or if you complete the applicable Account Privileges Change Form. If you call on a business day before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be based on the net asset value per share determined that day; if you call on a business day after the close of regular trading on the New York Stock Exchange, the exchange or redemption will be based on the net asset value per share determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Funds by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

By electing the telephone privilege, you may be giving up some security. However, the Funds employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine. Each Fund reserves the right to refuse a telephone exchange or redemption request if the Fund or its agents believes that the person making the request is not properly authorized. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

Automated Investment Programs. You may use two programs for automated investments in the Funds.

Electronic Investment Program. You may elect to make investments in any Fund using the ACH, which transfers money directly from your account at your financial institution to the Fund for investment. You have two investment options under this program. For either investment option, you must first meet the minimum initial investment amount, which may be made by check or wire; thereafter, additional investments through the ACH must be at least $250.

Under the first option, you may elect to make investments on a set schedule, either monthly or quarterly. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of either the 1st or 15th day of the month (or next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day.

Under the second option, you may also elect to authorize transfers through the ACH by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com using the Account Access function (user registration required). Money will be withdrawn from your account at your financial institution only when you authorize it. If the Fund receives your telephone request or Internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be based on the net asset value per share determined that day. For telephonic requests or Internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be based on the net asset value per share determined on the next business day.

Please note the following guidelines:

ª	Your financial institution must be a member of the ACH.

ª	You must complete and return an Account Privileges Change Form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

ª	You must establish an account with the Fund before the Electronic Investment Plan goes into effect.

ª	The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

ª

You can terminate your participation in the Electronic Investment Plan by writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by phone, at 1-800-572-9336, and it will become effective the month following receipt.

Automatic Exchange Program. With respect to any Fund offered in this Prospectus, you may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. You can elect this option by completing the appropriate Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000, provided that the minimum initial investment amount has been met) and to identify the Funds. The automatic transfer is effected on your choice of either the 1st or 15th day of the month (or the next business day if the day you chose falls on a holiday or on a weekend).

Other Purchase Information. Each of the Funds issues full and fractional shares, but does not issue certificates. Some Funds may not be available in all jurisdictions. Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures a Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by each of the Funds in the following cases:

Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

96	SHAREHOLDER INFORMATION	Payden Mutual Funds
ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

Each of the Funds reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES

Each Fund will redeem your shares based on the net asset value per share next determined following receipt of your request with all of the required information. You can redeem shares by contacting the Fund in writing, by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com.

Redemption requests by telephone or via the Internet may not exceed $100,000 per day. The Funds generally do not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (1) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application; (2) by calling 1-800-572-9336; or (3) via the Funds’ Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $20.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

One or more brokers have been authorized to accept redemption orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received and accepted a redemption order when an authorized broker or broker-authorized designee has received and accepted the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

Each Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, each Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

COST BASIS REPORTING

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.

Prospectus	SHAREHOLDER INFORMATION	97

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. For all methods, except Specific Lot Identification, the Fund redeems noncovered shares first until they are depleted and then applies your elected method to your covered shares.  Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

MARKET TIMING ACTIVITIES

Frequent purchases and redemptions of shares of any Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. In addition, there are risks specific to particular Funds. For those Funds that invest in overseas markets, there may be risks associated with time-zone arbitrage. For the Payden Equity Income Fund or certain fixed income Funds, such as the Payden High Income Fund or Payden Emerging Markets Bond Fund, with greater volatility, there may be risks associated with short-term trading designed to capitalize on significant changes in the Fund’s net asset value over short periods of time.

As a result, the Board of Trustees of the P&R Trust has adopted policies and procedures designed to discourage frequent trading of shares of any of the Funds by Fund shareholders. For each Fund, the Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading may differ by Fund based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

None of the Funds has any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that each Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS

The Funds declare and distribute dividends to shareholders as follows: (1) monthly, for each of the Payden Core Bond, Payden Strategic Income, Payden Absolute Return Bond, Payden Corporate Bond, Payden High Income, Payden Floating Rate, Payden Global Low Duration, Payden Global Fixed Income, Payden Emerging Markets Bond, Payden Emerging Markets Local Bond and Payden Emerging Markets Corporate Bond Funds; (2) quarterly, for the Payden Equity Income Fund; and (3) each of the Payden Cash Reserves Money Market, Payden Limited Maturity, Payden Low Duration, Payden U.S. Government, Payden GNMA and Payden California Municipal Social Impact Funds accrues and declares dividends daily and distributes them to shareholders monthly.

Each Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. Each Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION

Substantially all dividends paid by the Payden California Municipal Social Impact Fund will be exempt from Federal income taxes; however, a portion of the dividends may be a tax preference for purposes of the federal alternative minimum tax applicable to individuals. Dividends from the Payden California Municipal Social Impact Fund may also be subject to state and local taxes. The Payden California Municipal Social Impact Fund anticipates that the federally exempt interest dividends paid by the Fund and derived from interest on bonds exempt from California income tax will be exempt from California state income tax. To the extent the Payden California Municipal Social Impact Fund’s dividends are derived from interest on debt obligations that is not exempt from California income tax, however, such dividends will be subject to state income tax. In addition, the amount of such dividends may be included in the measure of income tax on other items, including but not limited to social security benefits. Dividends are taxable to you whether received in cash or reinvested as additional shares. Dividends paid by the other Funds, and distributions paid by all Funds from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income will be taxable to you as ordinary income. The Funds may incur foreign income taxes in connection with some of their foreign investments, and may credit certain of these taxes to you. Your exchange or sale of any Fund’s shares is a taxable event and may result in a capital gain or loss. Limitations on the deductibility of capital losses may apply.

Before purchasing shares of a Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or

98	SHAREHOLDER INFORMATION	Payden Mutual Funds

distribution, the price you pay may reflect the value of the upcoming distribution and such distribution will be taxable to you even though it may represent a partial return of capital in an economic sense.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in a Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. Each of the Funds respects the right of privacy of each of their shareholders. The Funds also believe that each shareholder expects the Funds to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Funds’ Privacy Notice directed to their shareholders.

Shareholder Inquiries. For information, call 1-800-572-9336, e-mail the Funds at payden@umb.com, visit the Funds’ Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

Prospectus	APPENDIX A	99

Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

100	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

Prospectus	APPENDIX A	101

Description of Ratings (continued)

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable U.S. Government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

102	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

MUNICIPAL BOND RATINGS

AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

Prospectus	APPENDIX B	103

Privacy Notice

The Funds respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information

To meet those expectations, we must collect and maintain certain personal information that is required by state and federal agencies, such as name, address and tax ID. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Web site, or E-Mails.

We do not make personal information available on line. To change your personal information, call Paydenfund Shareholder Services at 800-572-9366 and request the forms necessary to make any such changes.

Internal Access to Information and Safeguards

We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information

We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.

In this regard, we may disclose such information to our affiliates, including the Funds’ investment adviser, Payden & Rygel; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Funds, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed to provide agreed services to you. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

104	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of each of the Funds for the past five years, or if shorter, the period of the Fund’s operations through October 31, 2018. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). With respect to the Payden California Municipal Social Impact Fund, the information for the six months ended April 30, 2019, has not been audited. The information for the other periods indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund’s financial statements, is included in the Annual Report to Shareholders dated October 31, 2018 and is incorporated by reference in the Funds’ Statement of Additional Information, which is available upon request.

PAYDEN CASH RESERVES MONEY MARKET FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment activities:
Net investment income	0.01	0.01	0.00 (1)	0.00 (1)	0.00 (1)
Net realized and unrealized gains (losses)	0.00	0.00	0.00 (1)	0.00 (1)	0.00 (1)

Total from investment activities	0.01	0.01	0.00	0.00	0.00

Distributions to shareholders:
From net investment income	(0.01)	(0.01)	0.00 (1)	0.00 (1)	0.00 (1)
Return of capital	—	—	—	—	0.00 (1)

Total distributions to shareholders	(0.01)	(0.01)	0.00	0.00	0.00

Net asset value – end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.43%	0.53%	0.09%	0.01%	0.01%

Ratios/supplemental data:
Net assets, end of period (000s)	$329,996	$447,563	$551,064	$392,391	$490,666
Ratio of gross expense to average net assets	0.38%	0.38%	0.37%	0.39%	0.37%
Ratio of net expense to average net assets	0.25%	0.25%	0.24%	0.09%	0.08%
Ratio of investment income less gross expenses to average net assets	1.26%	0.40%	(0.04)%	(0.29)%	(0.28)%
Ratio of net investment income to average net assets	1.39%	0.52%	0.10%	0.01%	0.01%
Portfolio turnover rate	n/a	n/a	n/a	n/a	n/a

The Fund commenced operations on December 17, 1997.

PAYDEN LIMITED MATURITY FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$9.48	$9.46	$9.42	$9.47	$9.47

Income (loss) from investment activities:
Net investment income	0.20	0.12	0.08	0.06	0.07
Net realized and unrealized gains (losses)	(0.02)	0.02	0.04	(0.04)	(0.00	)(1)

Total from investment activities	0.18	0.14	0.12	0.02	0.07

Distributions to shareholders:
From net investment income	(0.20)	(0.08)	(0.07)	(0.04)	(0.07)
Return of capital	—	(0.04)	(0.01)	(0.03)	—

Total distributions to shareholders	(0.20)	(0.12)	(0.08)	(0.07)	(0.07)

Net asset value – end of period	$9.46	$9.48	$9.46	$9.42	$9.47

Total return	1.92%	1.52%	1.31%	0.20%	0.78%

Ratios/supplemental data:
Net assets, end of period (000s)	$784,821	$707,930	$463,149	$422,996	$318,671
Ratio of gross expense to average net assets	0.55%	0.56%	0.57%	0.57%	0.57%
Ratio of net expense to average net assets	0.25%	0.25%	0.26%	0.31%	0.35%
Ratio of investment income less gross expenses to average net assets	1.82%	1.06%	0.57%	0.31%	0.59%
Ratio of net investment income to average net assets	2.12%	1.37%	0.88%	0.57%	0.81%
Portfolio turnover rate	72%	51%	39%	39%	59%

The Fund commenced operations on April 29, 1994.

(1)	Amount is less than $0.005

Prospectus	APPENDIX C	105

Fund Financial Highlights (continued)

PAYDEN LOW DURATION FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018		2017	2016	2015		2014
Net asset value – beginning of period	$10.09		$10.10	$10.05	$10.15		$10.15

Income (loss) from investment activities:
Net investment income	0.22		0.16	0.12	0.11		0.12
Net realized and unrealized gains (losses)	(0.18)		(0.02)	0.05	(0.06)		(0.00	)(1)

Total from investment activities	0.04		0.14	0.17	0.05		0.12

Distributions to shareholders:
From net investment income	(0.22)		(0.12)	(0.11)	(0.11)		(0.12)
From net realized gains	—		—	—	(0.04)		—
Return of capital	(0.00	)(1)	(0.03)	(0.01)	(0.00	)(1)	—

Total distributions to shareholders	(0.22)		(0.15)	(0.12)	(0.15)		(0.12)

Net asset value – end of period	$9.91		$10.09	$10.10	$10.05		$10.15

Total return	0.39%		1.37%	1.74%	0.50%		1.14%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,212,308		$1,061,436	$800,892	$820,662		$833,205
Ratio of gross expense to average net assets	0.54%		0.54%	0.57%	0.57%		0.55%
Ratio of net expense to average net assets	0.43%		0.44%	0.45%	0.47%		0.48%
Ratio of investment income less gross expenses to average net assets	2.06%		1.44%	1.13%	1.02%		1.06%
Ratio of net investment income to average net assets	2.17%		1.55%	1.24%	1.12%		1.13%
Portfolio turnover rate	85%		118%	41%	31%		45%

The Fund commenced operations on December 31, 1993.

PAYDEN U.S. GOVERNMENT FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$10.42	$10.61	$10.63	$10.68	$10.67

Income (loss) from investment activities:
Net investment income(2)	0.15	0.11	0.10	0.09	0.08
Net realized and unrealized gains (losses)	(0.24)	(0.13)	0.05	0.02	0.08

Total from investment activities	(0.09)	(0.02)	0.15	0.11	0.16

Distributions to shareholders:
From net investment income	(0.22)	(0.17)	(0.17)	(0.16)	(0.15)

Net asset value – end of period	$10.11	$10.42	$10.61	$10.63	$10.68

Total return	(0.86)%	(0.16)%	1.46%	1.01%	1.52%

Ratios/supplemental data:
Net assets, end of period (000s)	$37,678	$135,454	$137,581	$133,420	$130,508
Ratio of gross expense to average net assets	0.62%	0.56%	0.58%	0.59%	0.59%
Ratio of net expense to average net assets	0.41%	0.45%	0.45%	0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	1.28%	0.89%	0.81%	0.69%	0.60%
Ratio of net investment income to average net assets	1.49%	1.00%	0.94%	0.82%	0.74%
Portfolio turnover rate	28%	27%	35%	32%	27%

The Fund commenced operations on January 3, 1995.

(1)	Amount is less than $0.005

106	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights (continued)

PAYDEN GNMA FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$9.49	$9.80	$9.79	$9.95	$10.00

Income (loss) from investment activities:
Net investment income	0.16	0.14	0.15	0.14	0.15
Net realized and unrealized gains (losses)	(0.38)	(0.15)	0.17	0.06	0.22

Total from investment activities	(0.22)	(0.01)	0.32	0.20	0.37

Distributions to shareholders:
From net investment income	(0.30)	(0.30)	(0.31)	(0.36)	(0.42)

Net asset value – end of period	$8.97	$9.49	$9.80	$9.79	$9.95

Total return	(2.34)%	(0.12)%	3.26%	2.06%	3.79%

Ratios/supplemental data:
Net assets, end of period (000s)	$159,393	$235,225	$272,657	$255,273	$281,473
Ratio of gross expense to average net assets	0.68%	0.69%	0.69%	0.67%	0.61%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.74%	1.27%	1.16%	1.36%	1.58%
Ratio of net investment income to average net assets	1.93%	1.46%	1.35%	1.53%	1.68%
Portfolio turnover rate	20%	17%	12%	15%	12%

The Fund commenced operations on August 27, 1999.

PAYDEN CORE BOND FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018		2017	2016	2015	2014
Net asset value – beginning of period	$10.73		$10.85	$10.64	$10.82	$10.67

Income (loss) from investment activities:
Net investment income	0.31	(1)	0.30 (1)	0.28 (1)	0.25 (1)	0.28 (1)
Net realized and unrealized gains (losses)	(0.51)		0.00 (2)	0.25	(0.07)	0.28

Total from investment activities	(0.20)		0.30	0.53	0.18	0.56

Distributions to shareholders:
From net investment income	(0.33)		(0.34)	(0.31)	(0.28)	(0.32)
From net realized gains	—		(0.08)	(0.01)	(0.08)	(0.09)
Return of capital	(0.00	)(2)	—	—	—	—

Total distributions to shareholders	(0.33)		(0.42)	(0.32)	(0.36)	(0.41)

Net asset value – end of period	$10.20		$10.73	$10.85	$10.64	$10.82

Total return	(1.88)%		2.94%	5.07%	1.73%	5.34%

Ratios/supplemental data:
Net assets, end of period (000s)	$604,289		$719,847	$735,916	$660,835	$593,724
Ratio of gross expense to average net assets	0.53%		0.53%	0.54%	0.54%	0.53%
Ratio of net expense to average net assets	0.53%		0.53%	0.54%	0.54%	0.53%
Ratio of investment income less gross expenses to average net assets	2.95%		2.80%	2.57%	2.30%	2.65%
Ratio of net investment income to average net assets	2.95%		2.80%	2.57%	2.30%	2.65%
Portfolio turnover rate	67%		87%	57%	31%	49%

The Fund commenced operations on December 31, 1993.

(1)	Based on average shares outstanding.

(2)	Amount is less than $0.005

Prospectus	APPENDIX C	107

Fund Financial Highlights (continued)

PAYDEN STRATEGIC INCOME FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018		2017		2016	2015	2014
Net asset value – beginning of period	$10.11		$10.12		$9.96	$10.00	$10.00

Income (loss) from investment activities:
Net investment income	0.31		0.28		0.22	0.22	(0.09)
Net realized and unrealized gains (losses)	(0.34)		0.02		0.16	(0.01)	(0.00	)(1)

Total from investment activities	(0.03)		0.30		0.38	0.21	(0.09)

Distributions to shareholders:
From net investment income	(0.31)		(0.30)		(0.22)	(0.22)	(0.09)
From net realized gains	—		(0.01)		—	(0.02)	—
Return of capital	(0.00	)(1)	(0.00	)(1)	—	(0.01)	—

Total distributions to shareholders	(0.31)		(0.31)		(0.22)	(0.25)	(0.09)

Net asset value – end of period	$9.77		$10.11		$10.12	$9.96	$10.00

Total return	(0.33)%		3.09%		3.90%	2.08%	0.94	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$146,823		$135,024		$150,106	$108,789	$55,453
Ratio of gross expense to average net assets	0.85%		0.86%		0.88%	0.90%	1.20	%(3)
Ratio of net expense to average net assets	0.72%		0.77%		0.80%	0.80%	0.80	%(3)
Ratio of investment income less gross expenses to average net assets	2.90%		2.60%		2.14%	2.06%	1.79	%(3)
Ratio of net investment income to average net assets	3.04%		2.70%		2.22%	2.17%	2.19	%(3)
Portfolio turnover rate	66%		78%		52%	30%	17	%(2)

The Fund commenced operations on May 8, 2014.

PAYDEN ABSOLUTE RETURN BOND FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015
Net asset value – beginning of period	$10.09	$9.99	$9.92	$10.00

Income (loss) from investment activities:
Net investment income	0.28	0.25	0.27	0.17	(4)
Net realized and unrealized gains (losses)	(0.14)	0.09	0.05	(0.07)

Total from investment activities	0.14	0.34	0.32	0.10

Distributions to shareholders:
From net investment income	(0.30)	(0.24)	(0.25)	(0.18)

Net asset value – end of period	$9.93	$10.09	$9.99	$9.92

Total return	1.40%	3.42%	3.32%	0.97	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$105,026	$86,883	$63,996	$42,121
Ratio of gross expense to average net assets	0.84%	0.89%	0.97%	1.17	%(3)
Ratio of net expense to average net assets	0.70%	0.70%	0.70%	0.70	%(3)
Ratio of investment income less gross expenses to average net assets	2.63%	2.27%	2.45%	1.45	%(3)
Ratio of net investment income to average net assets	2.77%	2.46%	2.73%	1.92	%(3)
Portfolio turnover rate	145%	112%	47%	64	%(2)

The Fund commenced operations on November 6, 2014.

(1)	Amount is less than $0.005

(2)	Not annualized

(3)	Annualized

(4)	Based on average shares outstanding.

108	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights (continued)

PAYDEN CORPORATE BOND FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$11.38	$11.37	$10.97	$11.37	$11.05

Income (loss) from investment activities:
Net investment income	0.39	0.38	0.34	0.35	0.39
Net realized and unrealized gains (losses)	(0.68)	0.25	0.53	(0.11)	0.50

Total from investment activities	(0.29)	0.63	0.87	0.24	0.89

Distributions to shareholders:
From net investment income	(0.39)	(0.38)	(0.34)	(0.34)	(0.41)
From net realized gains	(0.07)	(0.24)	(0.13)	(0.30)	(0.16)

Total distributions to shareholders	(0.46)	(0.62)	(0.47)	(0.64)	(0.57)

Net asset value – end of period	$10.63	$11.38	$11.37	$10.97	$11.37

Total return	(2.61)%	5.83%	8.18%	2.26%	8.31%

Ratios/supplemental data:
Net assets, end of period (000s)	$298,708	$207,305	$140,468	$71,542	$69,646
Ratio of gross expense to average net assets	0.72%	0.70%	0.74%	0.78%	0.79%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.52%	3.32%	3.04%	3.08%	3.42%
Ratio of net investment income to average net assets	3.59%	3.37%	3.13%	3.21%	3.56%
Portfolio turnover rate	85%	93%	145%	112%	104%

The Fund commenced operations on March 12, 2009.

PAYDEN HIGH INCOME FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017		2016	2015	2014
Net asset value – beginning of period	$6.59	$6.46		$6.40	$7.08	$7.28

Income (loss) from investment activities:
Net investment income	0.35	0.34		0.33	0.36	0.40
Net realized and unrealized gains (losses)	(0.34)	0.14		0.06	(0.42)	(0.00	)(1)

Total from investment activities	0.01	0.48		0.39	(0.06)	0.40

Distributions to shareholders:
From net investment income	(0.35)	(0.35)		(0.33)	(0.36)	(0.40)
From net realized gains	—	(0.00	)(1)	—	(0.26)	(0.20)

Total distributions to shareholders	(0.35)	(0.35)		(0.33)	(0.62)	(0.60)

Net asset value – end of period	$6.25	$6.59		$6.46	$6.40	$7.08

Total return	0.16%	7.60%		6.33%	(0.79)%	5.75%

Ratios/supplemental data:
Net assets, end of period (000s)	$449,939	$533,635		$587,215	$603,937	$734,666
Ratio of gross expense to average net assets	0.62%	0.65%		0.66%	0.67%	0.66%
Ratio of net expense to average net assets	0.62%	0.65%		0.66%	0.67%	0.66%
Ratio of investment income less gross expenses to average net assets	5.36%	5.14%		5.16%	5.29%	5.54%
Ratio of net investment income to average net assets	5.36%	5.14%		5.16%	5.29%	5.54%
Portfolio turnover rate	62%	67%		44%	32%	42%

The Fund commenced operations on December 30, 1997.

(1)	Amount is less than $0.005

Prospectus	APPENDIX C	109

Fund Financial Highlights (continued)

PAYDEN FLOATING RATE FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$10.00	$9.99	$9.89	$9.97	$10.00

Income from investment activities:
Net investment income	0.39	0.34	0.34	0.32	0.27
Net realized and unrealized gains (losses)	(0.08)	0.01	0.10	(0.06)	(0.03)

Total from investment activities	0.31	0.35	0.44	0.26	0.24

Distributions to shareholders:
From net investment income	(0.38)	(0.34)	(0.34)	(0.31)	(0.27)
From net realized gains	—	—	—	(0.03)	—

Total distributions to shareholders	(0.38)	(0.34)	(0.34)	(0.34)	(0.27)

Net asset value – end of period	$9.93	$10.00	$9.99	$9.89	$9.97

Total return	3.15%	3.51%	4.59%	2.64%	2.39	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$51,467	$63,804	$64,649	$42,478	$46,586
Ratio of gross expense to average net assets	0.85%	0.83%	0.85%	0.84%	0.90	%(2)
Ratio of net expense to average net assets	0.75%	0.75%	0.75%	0.75%	0.75	%(2)
Ratio of investment income less gross expenses to average net assets	3.65%	3.25%	3.38%	3.00%	3.03	%(2)
Ratio of net investment income to average net assets	3.75%	3.34%	3.47%	3.09%	3.17	%(2)
Portfolio turnover rate	91%	107%	41%	39%	18	%(1)

The Fund commenced operations on November 11, 2013.

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2019(3)		2018	2017	2016	2015	2014
Net asset value – beginning of period	$9.98		$10.28	$10.41	$10.39	$10.50	$10.27

Income (loss) from investment activities:
Net investment income	0.15		0.22	0.19	0.19	0.23	0.24
Net realized and unrealized gains (losses)	0.36		(0.26)	0.03	0.14	(0.03)	0.29

Total from investment activities	0.51		(0.04)	0.22	0.33	0.20	0.53

Distributions to shareholders:
From net investment income	(0.15)		(0.22)	(0.19)	(0.19)	(0.23)	(0.24)
From net realized gains	(0.02)		(0.04)	(0.16)	(0.12)	(0.08)	(0.06)

Total distributions to shareholders	(0.17)		(0.26)	(0.35)	(0.31)	(0.31)	(0.30)

Net asset value – end of period	$10.32		$9.98	$10.28	$10.41	$10.39	$10.50

Total return	4.89	%(1)	(0.39)%	2.28%	3.22%	1.87%	5.27%

Ratios/supplemental data:
Net assets, end of period (000s)	$59,089		$57,140	$57,645	$55,808	$45,938	$46,729
Ratio of gross expense to average net assets	0.70	%(2)	0.68%	0.70%	0.71%	0.70%	0.70%
Ratio of net expense to average net assets	0.53	%(2)	0.53%	0.54%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.42	%(2)	2.05%	1.72%	1.62%	2.03%	2.18%
Ratio of net investment income to average net assets	2.59	%(2)	2.20%	1.89%	1.78%	2.17%	2.33%
Portfolio turnover rate	48	%(1)	161%	157%	57%	45%	48%

The Fund commenced operations on December 17, 1998.

(1)	Not annualized

(2)	Annualized

(3)	The information presented for 2019 is for the six months ended April 30, 2019, which has not been audited

110	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights (continued)

PAYDEN GLOBAL LOW DURATION FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018		2017	2016	2015	2014
Net asset value – beginning of period	$10.06		$10.05	$10.01	$10.10	$10.08

Income (loss) from investment activities:
Net investment income	0.23		0.17	0.11	0.12	0.12
Net realized and unrealized gains (losses)	(0.19)		0.00 (1)	0.05	(0.09)	0.02

Total from investment activities	0.04		0.17	0.16	0.03	0.14

Distributions to shareholders:
From net investment income	(0.23)		(0.08)	(0.09)	(0.02)	(0.12)
Return of capital	(0.00	)(1)	(0.08)	(0.03)	(0.10)	—

Total distributions to shareholders	(0.23)		(0.16)	(0.12)	(0.12)	(0.12)

Net asset value – end of period	$9.87		$10.06	$10.05	$10.01	$10.10

Total return	0.42%		1.66%	1.61%	0.32%	1.43%

Ratios/supplemental data:
Net assets, end of period (000s)	$93,737		$113,405	$135,217	$130,344	$139,965
Ratio of gross expense to average net assets	0.67%		0.66%	0.66%	0.69%	0.69%
Ratio of net expense to average net assets	0.53%		0.54%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.13%		1.49%	1.02%	1.05%	1.11%
Ratio of net investment income to average net assets	2.28%		1.61%	1.14%	1.18%	1.25%
Portfolio turnover rate	55%		108%	41%	35%	54%

The Fund commenced operations on September 18, 1996.

PAYDEN GLOBAL FIXED INCOME FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$9.11	$9.04	$8.87	$8.84	$8.53

Income (loss) from investment activities:
Net investment income	0.16	0.14	0.13	0.15	0.21
Net realized and unrealized gains (losses)	(0.19)	0.08	0.27	0.05	0.31

Total from investment activities	(0.03)	0.22	0.40	0.20	0.52

Distributions to shareholders:
From net investment income	(0.19)	(0.15)	(0.11)	(0.17)	(0.18)
From net realized gains	—	—	(0.10)	—	—
Return of capital	—	—	(0.02)	—	(0.03)

Total distributions to shareholders	(0.19)	(0.15)	(0.23)	(0.17)	(0.21)

Net asset value – end of period	$8.89	$9.11	$9.04	$8.87	$8.84

Total return	(0.39)%	2.48%	4.68%	2.27%	6.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$129,003	$124,647	$111,109	$80,293	$50,679
Ratio of gross expense to average net assets	0.76%	0.78%	0.80%	0.81%	0.90%
Ratio of net expense to average net assets	0.69%	0.65%	0.65%	0.66%	0.70%
Ratio of investment income less gross expenses to average net assets	1.70%	1.48%	1.39%	1.63%	2.30%
Ratio of net investment income to average net assets	1.78%	1.60%	1.55%	1.78%	2.50%
Portfolio turnover rate	49%	58%	76%	44%	55%

The Fund commenced operations on September 1, 1992.

(1)	Amount is less than $0.005

Prospectus	APPENDIX C	111

Fund Financial Highlights (continued)

PAYDEN EMERGING MARKETS BOND FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$14.21	$13.95	$13.08	$14.11	$13.88

Income (loss) from investment activities:
Net investment income	0.77	0.77	0.73	0.67	0.75
Net realized and unrealized gains (losses)	(1.54)	0.27	0.89	(1.04)	0.26

Total from investment activities	(0.77)	1.04	1.62	(0.37)	1.01

Distributions to shareholders:
From net investment income	(0.70)	(0.75)	(0.75)	(0.66)	(0.63)
From net realized gains	—	—	—	—	(0.05)
Return of capital	(0.06)	(0.03)	—	—	(0.10)

Total distributions to shareholders	(0.76)	(0.78)	(0.75)	(0.66)	(0.78)

Net asset value – end of period	$12.68	$14.21	$13.95	$13.08	$14.11

Total return	(5.64)%	7.76%	12.75%	(2.65)%	7.53%

Ratios/supplemental data:
Net assets, end of period (000s)	$404,580	$538,525	$478,082	$416,408	$379,923
Ratio of gross expense to average net assets	0.75%	0.75%	0.75%	0.76%	0.78%
Ratio of net expense to average net assets	0.75%	0.75%	0.75%	0.76%	0.78%
Ratio of investment income less gross expenses to average net assets	5.56%	5.60%	5.45%	4.98%	5.29%
Ratio of net investment income to average net assets	5.56%	5.60%	5.45%	4.98%	5.29%
Portfolio turnover rate	63%	48%	46%	54%	73%

The Fund commenced operations on December 17, 1998.

PAYDEN EMERGING MARKETS LOCAL BOND FUND

(For the Share Outstanding for the Period Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$6.90	$6.95	$6.66	$8.48	$9.33

Income from investment activities:
Net investment income	0.42	0.43	0.37	0.40	0.51
Net realized and unrealized gains (losses)	(0.93)	(0.05)	0.28	(1.83)	(0.86)

Total from investment activities	(0.51)	0.38	0.65	(1.43)	(0.35)

Distributions to shareholders:
From net investment income	(0.08)	(0.40)	—	—	—
Return of capital	(0.34)	(0.03)	(0.36)	(0.39)	(0.50)

Total distributions to shareholders	(0.42)	(0.43)	(0.36)	(0.39)	(0.50)

Proceeds from redemption fees

Net asset value – end of period	$5.97	$6.90	$6.95	$6.66	$8.48

Total return	(7.98)%	5.63%	10.11%	(17.16)%	(3.84)%

Ratios/supplemental data:
Net assets, end of period (000s)	$203,978	$180,942	$156,240	$125,970	$174,827
Ratio of gross expense to average net assets	0.84%	1.08%	0.96%	0.98%	0.96%
Ratio of net expense to average net assets	0.92%	0.98%	0.98%	0.97%	0.96%
Ratio of investment income less gross expenses to average net assets	6.25%	6.14%	5.46%	5.26%	5.59%
Ratio of net investment income to average net assets	6.17%	6.25%	5.44%	5.28%	5.59%
Portfolio turnover rate	69%	61%	68%	106%	99%

The Fund commenced operations on November 2, 2011.

112	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights (continued)

PAYDEN EMERGING MARKETS CORPORATE BOND FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$10.33	$10.09	$9.62	$10.39	$10.00

Income from investment activities:
Net investment income	0.49 (1)	0.46 (1)	0.41 (1)	0.43	0.64
Net realized and unrealized gains (losses)	(0.72)	0.24	0.47	(0.59)	0.18

Total from investment activities	(0.23)	0.70	0.88	(0.16)	0.82

Distributions to shareholders:
From net investment income	(0.46)	(0.46)	(0.41)	(0.43)	(0.43)
From net realized gains	(0.03)	—	—	(0.18)	—
Return of capital	(0.02)	—	—	—	—

Total distributions to shareholders	(0.51)	(0.46)	(0.41)	(0.61)	(0.43)

Net asset value – end of period	$9.59	$10.33	$10.09	$9.62	$10.39

Total return	(2.26)%	7.12%	9.35%	(1.55)%	8.31	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$4,208	$4,051	$3,655	$1,401	$1,522
Ratio of gross expense to average net assets	1.30%	1.33%	1.33%	1.33%	1.42	%(3)
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95%	0.94	%(3)
Ratio of investment income less gross expenses to average net assets	4.49%	4.14%	3.77%	4.00%	3.90	%(3)
Ratio of net investment income to average net assets	4.84%	4.52%	4.15%	4.39%	4.37	%(3)
Portfolio turnover rate	79%	63%	74%	93%	100	%(2)

The Fund commenced operations on November 11, 2013.

PAYDEN EQUITY INCOME FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2018	2017	2016	2015	2014
Net asset value – beginning of period	$16.69	$14.69	$13.97	$14.39	$12.64

Income from investment activities:
Net investment income	0.38	0.39	0.38	0.35	0.38
Net realized and unrealized gains	0.29	2.06	0.78	0.05	1.72

Total from investment activities	0.67	2.45	1.16	0.40	2.10

Distributions to shareholders:
From net investment income	(0.34)	(0.37)	(0.44)	(0.39)	(0.24)
From net realized gains	(0.82)	(0.08)	—	(0.43)	(0.11)

Total distributions to shareholders	(1.16)	(0.45)	(0.44)	(0.82)	(0.35)

Net asset value – end of period	$16.20	$16.69	$14.69	$13.97	$14.39

Total return	3.92%	16.91%	8.37%	2.90%	16.88%

Ratios/supplemental data:
Net assets, end of period (000s)	$476,071	$564,547	$479,460	$281,163	$275,222
Ratio of gross expense to average net assets	0.74%	0.80%	0.77%	0.80%	0.83%
Ratio of net expense to average net assets	0.74%	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	2.20%	2.48%	2.91%	2.54%	2.74%
Ratio of net investment income to average net assets	2.20%	2.45%	2.88%	2.53%	2.77%
Portfolio turnover rate	42%	60%	25%	48%	51%

The Fund commenced operations on November 1, 1996.

(1)	Based on average shares outstanding.

(2)	Not annualized

(3)	Annualized

INVESTMENT ADVISER

Payden & Rygel

333 South Grand Avenue

Los Angeles, California 90071

ADMINISTRATOR

Treasury Plus, Inc.

333 South Grand Avenue

Los Angeles, California 90071

DISTRIBUTOR

Payden & Rygel Distributors

333 South Grand Avenue

Los Angeles, California 90071

CUSTODIAN

The Bank of New York Mellon

One Boston Place

Boston, Massachusetts 02109

TRANSFER AGENT

UMB Fund Services, Inc.

235 Galena Street

Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

COUNSEL

Paul Hastings LLP

515 South Flower Street, 25th Floor

Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and Semi-Annual Reports to shareholders for the Funds contain detailed information on each Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about each of the Funds, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of each of the Annual and Semi-Annual Reports for the Funds and the SAI, or request other information and discuss your questions about any of the Funds, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Funds’ Internet site at payden.com.

Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

THE PAYDEN & RYGEL INVESTMENT GROUP

PAYDEN FUNDS

PAYDEN CASH RESERVES MONEY MARKET FUND

Investor Class — Ticker Symbol PBHXX

PAYDEN LIMITED MATURITY FUND

Investor Class — Ticker Symbol PYLMX

PAYDEN LOW DURATION FUND

Investor Class — Ticker Symbol PYSBX

PAYDEN U.S. GOVERNMENT FUND

Investor Class — Ticker Symbol PYUSX

PAYDEN GNMA FUND

Investor Class — Ticker Symbol PYGNX

PAYDEN CORE BOND FUND

Investor Class — Ticker Symbol PYCBX

Adviser Class — Ticker Symbol PYCWX

SI Class — Ticker Symbol PYCSX

PAYDEN STRATEGIC INCOME FUND

Investor Class — Ticker Symbol PYSGX

SI Class — Ticker Symbol PYSIX

PAYDEN ABSOLUTE RETURN BOND FUND

Investor Class — Ticker Symbol PYARX

SI Class — Ticker Symbol PYAIX

PAYDEN CORPORATE BOND FUND

Investor Class — Ticker Symbol PYACX

PAYDEN HIGH INCOME FUND

Investor Class — Ticker Symbol PYHRX

PAYDEN FLOATING RATE FUND

Investor Class — Ticker Symbol PYFRX

SI Class — Ticker Symbol PYFIX

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND

Investor Class — Ticker Symbol PYCRX

PAYDEN GLOBAL LOW DURATION FUND

Investor Class — Ticker Symbol PYGSX

PAYDEN GLOBAL FIXED INCOME FUND

Investor Class — Ticker Symbol PYGFX

PAYDEN EMERGING MARKETS BOND FUND

Investor Class — Ticker Symbol PYEMX

SI Class — Ticker Symbol PYEIX

Adviser Class — Ticker Symbol PYEWX

PAYDEN EMERGING MARKETS LOCAL BOND FUND

Investor Class — Ticker Symbol PYELX

PAYDEN EMERGING MARKETS CORPORATE BOND FUND

Investor Class — Ticker Symbol PYCEX

SI Class — Ticker Symbol PYCIX

PAYDEN EQUITY INCOME FUND

Investor Class — Ticker Symbol PYVLX

SI Class — Ticker Symbol PYVSX

Adviser Class — Ticker Symbol PYVAX

PAYDEN/KRAVITZ FUND

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND

Adviser Class — Ticker Symbol PKCBX

Retirement Class — Ticker Symbol PKCRX

SI Class — Ticker Symbol PKBIX

Institutional Class — Ticker Symbol PKCIX

333 South Grand Avenue

Los Angeles, California 90071

1-800-572-9336

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2019

as Revised on February 5, 2020

The Payden & Rygel Investment Group (the “P&R Trust”) is a professionally managed, open-end management investment company with the nineteen funds listed above available for investment. This Statement of Additional Information (“SAI”) contains information about the nineteen funds listed above, and it contains information in addition to the information set forth in the following prospectuses: (1) the prospectus dated February 28, 2019 for the Investor Class of shares for each of the Payden Funds; (2) the prospectus dated February 28, 2019 for the Adviser Class of shares for each of the Payden Core Bond, Payden Emerging Markets Bond and Payden Equity Income Funds; (3) the prospectus dated February 28, 2019 for the SI Class of shares for each of the Payden Core Bond, Payden Strategic Income, Payden Absolute Return Bond, Payden Floating Rate, Payden Emerging Markets Bond, Payden Emerging Markets Corporate Bond and Payden Equity Income Funds; and (4) the four prospectuses, each dated February 28, 2019, for the Adviser Class of shares, Retirement Class of shares, SI Class of shares and Institutional Class of shares, respectively, for the Payden/Kravitz Cash Balance Plan Fund. The seven prospectuses shall be referred to in this SAI individually as a “Prospectus,” and collectively as the “Prospectuses.” The SAI is not a prospectus and should be read in conjunction with the Prospectuses. In addition, each of (1) the Annual Report to Shareholders for the fiscal year ended October 31, 2018 for the Payden Funds, and (2) the Annual Report to Shareholders for the fiscal year ended October 31, 2018 for the Payden/Kravitz Fund is incorporated by reference into this SAI. You may order copies of each of the Prospectuses and of each of the Annual Reports without charge at the address or telephone number listed above.

THE P&R TRUST

The P&R Trust was organized as a Massachusetts business trust on January 22, 1992. The P&R Trust is a professionally managed, open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The P&R Trust currently offers shares of each of the nineteen funds listed under the heading “The Payden & Rygel Investment Group” on the cover page of this SAI. These nineteen funds are comprised of the following:

•

Payden Funds. The following eighteen funds of the P&R Trust are known (and sometimes referred to in this SAI) as the “Payden Funds”: Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Social Impact Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund. Payden & Rygel (“Payden”) is the investment adviser to the Payden Funds.

•

Payden/Kravitz Fund. The Payden/Kravitz Cash Balance Plan Fund is known (and sometimes referred to in this SAI) as the “Payden/Kravitz Fund.” Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) is the investment adviser to the Payden/Kravitz Fund.

Throughout this SAI when discussing these nineteen funds generally, the funds may be referred to individually as a “Fund,” and collectively as the “Funds.” References to a Fund’s investment adviser include Payden and Payden/Kravitz, as applicable.

FUNDAMENTAL AND OPERATING POLICIES

Each Fund’s investment objective is fundamental and may not be changed without shareholder approval, as described in the “Voting” discussion in the “Other Information” section in this SAI. Any policy that is not specified in a Prospectus or in the SAI as being fundamental is a non-fundamental, or operating, policy. If the Board of Trustees for the P&R Trust (the “Board”) determines that a Fund’s investment objective may best be achieved by changing a non-fundamental policy, the Board may make such change without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or other assets of, or borrowings by, the Fund.

PAYDEN FUNDS — FUNDAMENTAL POLICIES

As a matter of fundamental policy:

(1) BORROWING. No Payden Fund may borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

(2) COMMODITIES. No Payden Fund may purchase or sell commodities or commodity contracts, except that (i) each Payden Fund, other than the Payden Cash Reserves Money Market Fund, may enter into financial and currency futures contracts and options on such futures contracts, (ii) each Payden Fund, other than the Payden Cash Reserves Money Market, Payden U.S. Government, Payden GNMA and Payden California Municipal Social Impact Funds may enter into forward foreign currency exchange contracts (the Payden Funds do not consider such contracts to be commodities), (iii) each Payden Fund, other than the Payden Cash Reserves Money Market and Payden U.S. Government Funds, may invest in instruments which have the characteristics of both futures contracts and securities and (iv) each Payden Fund, other than the Payden Cash Reserves Money Market Fund, may engage in swap agreements and options on swap agreements (the Payden Funds do not consider swap agreements and options on swap agreements to be commodities).

(3) LOANS. No Payden Fund may make loans, except that (i) each Payden Fund may purchase money market securities and enter into repurchase agreements, (ii) each Payden Fund may acquire bonds, debentures, notes and other debt securities, and (iii) each Payden Fund, other than the Payden U.S. Government Fund, may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked-to-market” daily at no less than 100% of the loan amount).

(4) MARGIN. No Payden Fund may purchase securities on margin, except that (i) each Payden Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) each Payden Fund, other than the Payden Cash Reserves Money Market and Payden U.S. Government Funds, may make margin deposits in connection with futures contracts and options on futures contracts.

(5) MORTGAGING. No Payden Fund may mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. No Payden Fund may purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. No Payden Fund may purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. No Payden Fund may purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES. No Payden Fund may effect short sales of securities.

(10) UNDERWRITING. No Payden Fund may underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

(11) SENIOR SECURITIES. No Payden Fund may issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the “SEC”).

(12) GLOBAL DIVERSIFICATION. Under normal market conditions, each of the Payden Global Fixed Income and Payden Global Low Duration Funds invests at least 65% of its total assets in debt securities of issuers located in at least three countries (one of which may be the United States).

(13) TAX EXEMPT SECURITIES. Under normal market conditions, the Payden California Municipal Social Impact Fund invests at least 80% of the value of its net assets in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal income taxes (“municipal securities”).

(14) INDUSTRY DIVERSIFICATION. Each of the Payden Strategic Income, Payden Absolute Return Bond and Payden Equity Income Funds will not purchase any security which would cause 25% or more of its total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations, (ii) wholly owned finance companies are considered to be in the industries of their parents, (iii) Standard and Poors Depository Receipts (“SPDRs”) and other similar derivative instruments are divided according to the industries of their underlying common stocks, and (iv) utilities are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). Each foreign government and supranational organization is considered to be an industry. Except as described above, no other Payden Fund is restricted from concentrating its investments in securities of any one or more issuers conducting their principal business activities in the same industry.

(15) BELOW INVESTMENT GRADE DEBT. The Payden High Income Fund invests at least 80% of its total assets in debt securities rated below investment grade, or those determined by Payden to be of comparable quality.

PAYDEN FUNDS — OPERATING POLICIES

As a matter of non-fundamental operating policy:

(1) CONTROL OF PORTFOLIO COMPANIES. No Payden Fund may invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. No Payden Fund may purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid. In the case of the Payden Cash Reserves Money Market Fund, at least 10% of the Fund’s total assets must be invested in securities with daily liquidity (i.e., cash, direct obligations of the U.S. Government and securities that will mature or be exercisable on demand within one business day) and at least 30% of its total assets must be invested in securities with weekly liquidity (i.e., securities with daily liquidity, securities that will mature or be exercisable on demand within five business days and securities of U.S. Government agencies and instrumentalities that are issued at a discount to the principal at maturity and have a remaining maturity of 60 days or less). Payden will take steps to keep the amount of illiquid securities, securities with daily liquidity and securities with weekly liquidity within the prescribed limitations.

(3) INVESTMENT COMPANIES. No Payden Fund may purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and the rules and regulations thereunder.

(4) OIL AND GAS PROGRAMS. No Payden Fund may purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

(5) BORROWING. The Payden U.S. Government Fund may not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions).

(6) TAX EXEMPT SECURITIES. Under normal market conditions, the Payden California Municipal Social Impact Fund invests at least 80% of the value of its net assets in securities of the State of California, local governments and governmental authorities within California and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from California personal income taxes.

(7) CORPORATE BONDS. The Payden Corporate Bond Fund will invest at least 80% of its total assets in corporate bonds or similar debt instruments.

(8) INVESTMENT GRADE SECURITIES. The Payden Corporate Bond Fund will invest at least 80% of its total assets in debt instruments or similar income producing instruments that are rated investment grade, or those determined by Payden to be of comparable quality.

PAYDEN/KRAVITZ FUND — FUNDAMENTAL POLICIES

As a matter of fundamental policy:

(1) BORROWING. The Payden/Kravitz Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund.

(2) COMMODITIES. The Payden/Kravitz Fund may not purchase or sell commodities or commodity contracts, except that the Payden/Kravitz Fund (i) may enter into financial and currency futures contracts and options on such futures contracts, (ii) may enter into forward foreign currency exchange contracts (the Payden/Kravitz Fund does not consider such contracts to be commodities), (iii) may invest in instruments which have the characteristics of both futures contracts and securities and (iv) may engage in swap agreements and options on swap agreements (the Payden/Kravitz Fund does not consider swap agreements and options on swap agreements to be commodities).

(3) LOANS. The Payden/Kravitz Fund may not make loans, except that the Payden/Kravitz Fund (i) may purchase money market securities and enter into repurchase agreements, (ii) may acquire bonds, debentures, notes and other debt securities, and (iii) may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked-to-market” daily at no less than 100% of the loan amount).

(4) MARGIN. The Payden/Kravitz Fund may not purchase securities on margin, except that the Payden/Kravitz Fund may (i) use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) may make margin deposits in connection with futures contracts and options on futures contracts.

(5) MORTGAGING. The Payden/Kravitz Fund may not mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. The Payden/Kravitz Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. The Payden/Kravitz Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. The Payden/Kravitz Fund may not purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES. The Payden/Kravitz Fund may not effect short sales of securities.

(10) UNDERWRITING. The Payden/Kravitz Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

(11) SENIOR SECURITIES. The Payden/Kravitz Fund may not issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

(12) INDUSTRY DIVERSIFICATION. The Payden/Kravitz Fund is not restricted from concentrating its investments in securities of any one or more issuers conducting their principal business activities in the same industry.

PAYDEN/KRAVITZ FUND — OPERATING POLICIES

As a matter of non-fundamental operating policy:

(1) CONTROL OF PORTFOLIO COMPANIES. The Payden/Kravitz Fund may not invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. The Payden/Kravitz Fund may not purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid.

(3) OIL AND GAS PROGRAMS. The Payden/Kravitz Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS

The investment objectives and general investment policies of each of the Funds are described in each Fund’s Prospectus. Additional information concerning investment strategies/techniques and the characteristics of certain of the Funds’ investments, as well as related risks, is set forth below.

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility over the past few years. This financial crisis caused a significant decline in the value and liquidity of many securities. Recently, these market conditions appear to have abated and signs of improvement in the markets have appeared. However, conditions could get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed in greater detail below, the U.S. has experienced historically low interest rates for the past several years. A continuing economic recovery and the withdrawal of U.S. Government initiatives designed, in part, to keep interest rates low, increase the risk that interest rates will rise in the near future. Any such interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. As such, the fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

FUND DIVERSIFICATION

With the exception of the Payden Emerging Markets Local Bond Fund, each of the Payden Funds and the Payden/Kravitz Fund is classified as a “diversified” fund. The Payden Emerging Markets Local Bond Fund is classified as a “non-diversified” fund. As provided in the 1940 Act, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Because the investment adviser may from time to time invest a large percentage of a non-diversified Fund’s assets in securities of a limited number of issuers, each non-diversified Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and therefore is subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. The Payden Cash Reserves Money Market Fund may invest no more than 1/2 of 1% of its total assets in investments other than cash, U.S. Government debt securities, and repurchase agreements that are fully collateralized by cash or U.S. Government debt securities. As used herein, “first tier” means that the security is rated in the highest category for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by Payden to be of comparable quality.

EQUITY AND EQUITY-BASED SECURITIES

Common Stocks

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in the issuer’s financial condition and prospects and on overall market and economic conditions. In addition, small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one person, or a few key persons, for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

Preferred Stocks

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. As indicated in the Prospectuses, certain of the Funds may invest in REITs. An investment in a REIT is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Depositary Receipts

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

Convertible Securities and Warrants

A convertible security is a fixed income security (a debt instrument or preferred stock) which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.

Although to a lesser extent than with fixed income securities generally, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. An investment in warrants involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the possible failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant). As a matter of operating policy, no Fund will invest more than 5% of its total assets in warrants.

FIXED INCOME SECURITIES

U.S. Treasury Obligations

U.S. Treasury obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

U.S. Government Agency Securities

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and Federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. The principal and interest payments of some of these securities are supported by the full faith and credit of the United States, although other types of U.S. Government Agency securities are not guaranteed by the United States. These securities may have maturities from one day to 30 years, are generally not callable and normally have interest rates that are fixed for the life of the security.

Inflation-Indexed Securities

Inflation-indexed fixed income securities are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations. The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.

As an example, a Fund may invest in U.S. Treasury Inflation Protected Securities (“TIPS”). Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index (“CPI”) for All Urban Consumers, non-seasonally adjusted). The U.S. Treasury currently issues TIPS with maturities of five, 10 and 30 years. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for All Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.

Foreign Government Obligations

Foreign government obligations are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

Loan Participations and Assignments

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Such indebtedness may be secured or unsecured. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as the agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may limit the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of such limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the relevant Fund’s investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Each of the Funds currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitations on illiquid investments. Investments in loan participation are considered to be debt obligations for purposes of investment restrictions relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, each of the Funds relies on the research of the Fund’s investment adviser in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Senior Loans

Each Fund, and in particular the Payden Floating Rate Fund, may invest in senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral.

Senior Loans in which a Fund may invest may be collateralized or uncollateralized. To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, a Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

The primary risk in an investment in Senior Loans and other loans in which the Funds may invest is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a Senior Loan or other loan in which a Fund has invested would have an adverse effect on a Fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and the Fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of Senior Loans or other loans held by a Fund, impairing the Fund’s net asset value. In addition, Senior Loans and other loans in which the Funds invest may not be considered “securities” for certain purposes and purchasers, such as a Fund, and therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. If a borrower becomes involved in bankruptcy proceedings, a court potentially could invalidate a Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in any loan collateral. If a Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

If a borrower defaults on a collateralized Senior Loan, a Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the Senior Loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the relevant Fund’s investment adviser determines that it is appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

A Fund may invest in Senior Loans that are not secured by any specific collateral of the borrower. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized Senior Loans.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. In addition, a Fund may not receive proceeds from the disposition of Senior Loans and other loans in which the Fund invests for an extended period of time, which in some cases could exceed several weeks or longer. The Fund will not receive sales proceeds until settlement occurs, which may constrain the Fund’s ability to meet redemption requests or other obligations. For these and other reasons, some Senior Loans and other Fund investments are illiquid, which may make it difficult for a Fund to value them or dispose of them at an acceptable price. Direct investments in Senior Loans and investments in participation interests in or assignments of Senior Loans may be limited.

Corporate Debt Securities

Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the applicable Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Credit ratings help to evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the relevant Fund’s investment adviser will also monitor issuers of such securities.

High Yield Bonds

Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities. High yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. Their value and liquidity may also be diminished by adverse publicity and investor perceptions. Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable high yield securities or requiring federally insured savings and loan institutions to reduce their holdings of taxable high yield securities have had and may continue to have an adverse effect on the market value of these securities.

Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities. Thinly traded high yield securities may be especially volatile and more difficult to value accurately for the purpose of determining a Fund’s net asset value. Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-related securities may be assembled and issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on most mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. A Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The financial downturn that began in 2008 (particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment) adversely affected the market for mortgage-related securities. In addition, various market and governmental actions impaired the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Among other risks, mortgage-related securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. When interest rates rise, individual mortgage holders are less likely to exercise prepayment options, which can result in additional volatility and downward pressure on the value of mortgage-related securities.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. If the residential mortgage market in the United States experiences difficulties, the performance and market value of certain of the Funds mortgage-related investments may be adversely affected. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators experienced serious financial difficulties or bankruptcy following the financial downturn that began in 2008. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements caused limited liquidity in the secondary market for certain mortgage-related securities, which adversely affected the market value of mortgage-related securities. Circumstances similar to those described above or other events could trigger extended periods of limited liquidity of mortgage-related securities in secondary markets.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. Principal and interest payments of GNMA securities are backed by the full faith and credit of the U.S. Government; however, this support does not apply to losses resulting from declines in the market value of GNMA securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. Government) include FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional residential mortgages (i.e., mortgages that are not insured or guaranteed by any government agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury agreed to purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. In December 2009, the U.S. Treasury amended its Senior Preferred Stock Purchase Agreement to remove its $200 billion cap per institution to accommodate any cumulative reduction in net worth over the next three years. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FHMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury. Effective January 1, 2018, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to: (1) replace the fixed dividend requirement and allow FNMA and FHLMC to pay a variable dividend based on net worth; (2) permit FNMA and FHLMC to maintain a capital buffer of $3 billion each to cover income fluctuations over the normal course of business, which such buffer is automatically terminable, with respect to FNMA or FHLMC individually, if FNMA or FHLMC fails to declare and pay a full quarterly dividend; and (3) increase U.S. Treasury’s liquidation preference by $3 billion.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprises to a safe and solvent condition has been completed. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past (including as part of the Senior Preferred Stock Purchase Agreement), no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Several bills have been introduced in Congress during the last several years concerning the future status of FHLMC, FNMA, and the mortgage finance system, including bills which provided for the wind down of FHLMC and FNMA or modification of the terms of the Senior Preferred Stock Purchase Agreement.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. In a final rule published in June 2011, FHFA defined a reasonable period of time following appointment of a conservator or receiver to be eighteen months.

FHFA, in its capacity as conservator, indicated that it had no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA viewed repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Such events could negatively impact markets and particular assets held by a Fund.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without having to seek the approval, assignment or consent of any person. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities (including an investing Fund) would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The

Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The FHFA’s continuing conservatorship of FNMA and FHLMC and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming FNMA and FHLMC, winding down their operations, or ending the conservatorship, any of which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of mortgage-related securities held by a Fund.

In May 2014, FHFA issued its 2014 Strategic Plan. The 2014 Strategic Plan updated FHFA’s vision for implementing its obligations as Conservator of FHLMC and FNMA. On December 21, 2017, FHFA issued the 2018 Conservatorship Scorecard, which establishes objectives and performance targets and measures for 2018 for FHLMC and FNMA related to the strategic goals set forth in the 2014 Strategic Plan.

On September 17, 2017, the FHFA issued its updated 2017 Strategic Plan for implementing its obligations as Conservator over FHLMC and FNMA for fiscal years 2018-2022. Like the 2014 Strategic Plan, the 2017 Strategic Plan established three reformulated goals for the conservatorships. These goals involve:

•	Preserving and conserving assets by, among other measures, ensuring that FNMA’s and FHLMC’s infrastructures meet the neessd of their current credit guarantee businesses and other operations.

•

Reducing taxpayer risk from FNMA’s and FHLMC’s operations by focusing on increasing the role of private capital in the mortgage market, and, among other measures, reducing FNMA’s and FHLMC’s retained portfolios, including requiring that both FNMA and FHLMC continue to prioritize selling off their less liquid portfolio assets.

•	Building, implementing, and operating a new single family securitization infrastructure and single security initiative for use by FNMA and FHLMC.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. However, there can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, a Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced a certain level of delinquencies and defaults. A substantial decline in real property values across the U.S. can exacerbate the level of losses that investors in privately issued mortgage-related securities experience. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities has become increasingly liquid over time, securities issued by certain private organizations may not be readily marketable, or general market conditions at any point in time may affect the marketability of such securities. As a matter of operating policy, a Fund will not purchase mortgage-related securities which in the investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.

Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, a Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.

Other Mortgage-Related Securities. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

Other Asset-Backed Securities

Asset-backed securities include, but are not limited to, Certificates for Automobile Receivables (“CARS”) and credit card receivable securities. CARS represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARS are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARS, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property. Other assets often used as collateral include, but are not limited to, home equity loans, student loans and loans on commercial and industrial equipment and manufactured housing.

Payment of principal and interest on asset-backed securities may largely depend upon the cash flows generated by the assets backing the securities. In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information regarding the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement. In its capacity as purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Consistent with a Fund’s investment objectives and policies, the Fund may invest in other types of asset-backed securities.

Variable and Floating Rate Instruments

Certain of the obligations purchased by a Fund may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. While such instruments may provide a Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaults on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights.

Obligations with Puts Attached

Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, a Fund may acquire “stand-by commitments” from banks or broker-dealers with respect to the securities held in its portfolio. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund’s option a specific security at a specific price on a specific date.

A Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Money Market Obligations

Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated and in the case of the Payden Cash Reserves Money Market Fund, is determined by the relevant Fund’s investment adviser to be of comparably high quality.

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES

As permitted under the 1940 Act and the rules thereunder, each Fund may acquire the shares of affiliated funds (i.e., the other Funds) and of unaffiliated funds (collectively, “Acquired Funds”).

Each Fund may invest in shares of Acquired Funds, including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Generally, under the 1940 Act and SEC rules thereunder, each Fund’s acquisition of the securities of affiliated Acquired Funds is subject to the following guidelines and restrictions:

(A)	The Fund may own an unlimited amount of any affiliated Acquired Fund’s voting securities.

(B)

The sales load and distribution fees paid by the Fund with respect to an affiliated Acquired Fund, aggregated with any distribution fees of the Fund, may not be excessive under Financial Industry Regulatory Authority (“FINRA”) rules.

(C)

Any affiliated Acquired Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

In addition, each Fund may acquire shares of unaffiliated Acquired Funds. In addition to guidelines (B) and (C) above, under the 1940 Act and SEC rules thereunder, each Fund’s acquisition of the securities of unaffiliated Acquired Funds is subject to the following guidelines and restrictions:

(D)	The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated Acquired Fund’s voting securities.

(E)	The Fund and the Acquired Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the FINRA applicable to funds of funds.

(F)	The Acquired Fund is not obligated to redeem its securities held by the Fund in an amount greater than 1% of the Acquired Fund’s total outstanding securities during any period less than 30 days.

(G)

The purchase or acquisition of the Acquired Fund is made pursuant to an arrangement with the Acquired Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Acquired Fund and vote in accordance with such instructions; or (ii) vote the shares of the Acquired Fund held by the Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.

Acquired Funds typically incur fees that are separate from those fees incurred directly by each Fund. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would incur not only a proportionate share of the expenses of the Acquired Funds held by a Fund, but also expenses of the Fund.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Fund’s investment adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the Acquired Funds in which each Fund invests are made independently of the Fund.

INVESTMENTS IN EXCHANGE-TRADED FUNDS

The Funds may also invest directly in exchange-traded funds (“ETFs”). The Acquired Funds in which a Fund invests may also invest in ETFs. Investments in shares of ETFs by a Fund or an Acquired Fund in which a Fund invests are subject to the guidelines set forth above under “INVESTMENTS IN REGISTERED INVESTMENT COMPANIES” applicable to unaffiliated funds (i.e., guidelines (D) through (G)).

An ETF is a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A Fund could purchase an ETF to temporarily gain exposure to a portion of a U.S. or foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Because an ETF attempts to exactly replicate the particular stock index or basket of securities to which it is related, any price movement away from the value of the underlying stocks is usually eliminated quickly by professional traders. Thus, each investment adviser believes that the movement of the share prices of the ETFs in which the Funds invest should closely track the movement of the particular stock index or basket of securities to which it is related.

INVESTMENTS BY FUNDS AND BY ACQUIRED FUNDS IN WHICH THE FUNDS INVEST

Each Fund may invest directly in the types of securities specified in the applicable Prospectus and this SAI. In addition, investments by the Acquired Funds, and consequently by each Fund investing in Acquired Funds, may include such securities. References in this SAI to investments by a Fund include the Fund’s “direct” investments, as well as its “indirect” investments (i.e., investments by its Acquired Funds). Greater detail about the types of investments and investment guidelines of any Acquired Fund are included in the Acquired Fund’s prospectus and statement of additional information.

COUNTRY FUNDS

Subject to the provisions of the 1940 Act and the restrictions set forth in the applicable Prospectus and elsewhere in this SAI, a Fund may invest in the shares of investment companies that invest in specified foreign markets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. A Fund may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio’s assets, thereby reducing the risks associated with investing in certain smaller foreign markets. Investments by a Fund in such vehicles should also provide increased liquidity and lower transaction costs for the Fund than are normally associated with direct investment in such markets. However, an investment in a country fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such country fund.

MONEY MARKET FUNDS

To maintain liquidity, each Fund may invest in money market funds. As a matter of operating policy, no Fund anticipates investing more than 15% of its total assets in money market funds, except that each Fund may invest more than 15% of its total assets in the Payden Cash Reserves Money Market Fund. A Fund will invest in a money market fund for cash management purposes or for temporary defensive purposes. An investment in a money market mutual fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees of such money market fund.

REPURCHASE AGREEMENTS

To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any registered dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and a Fund might incur a loss if the value of the collateral declines during this period.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. Each Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by a Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Fund’s investment adviser.

ILLIQUID SECURITIES

As a matter of operating policy, no Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. In the case of the Payden Cash Reserves Money Market Fund, at least 10% of the Fund’s total assets must be invested in securities with daily liquidity (i.e., cash, direct obligations of the U.S. Government and securities that will mature or be exercisable on demand within one business day) and at least 30% of its total assets must be invested in securities with weekly liquidity (i.e., securities with daily liquidity, securities that will mature or be exercisable on demand within five business days and securities of U.S. Government agencies and instrumentalities that are issued at a discount to the principal at maturity and have a remaining maturity of 60 days or less). Each Fund’s investment adviser will take steps to keep the amount of illiquid securities, securities with daily liquidity and securities with weekly liquidity within the prescribed limitations. Each Fund’s investment adviser will monitor the amount of illiquid securities in the Fund’s portfolio, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, securities of foreign issuers (“foreign securities”), municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In accordance with guidelines established by the Board, each Fund’s investment adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the likelihood of continued marketability and credit quality of the issuer.

The institutional market for the securities described above has grown consistently for years, while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets.

Illiquid securities may be difficult to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the securities at an advantageous time or price to meet shareholder or other cash needs. Such circumstances could also prevent the Fund from taking advantage of other investment opportunities.

PAYDEN CASH RESERVES MONEY MARKET FUND

The Payden Cash Reserves Money Market Fund is intended to be governed as a “government money market fund,” as defined by Rule 2a-7 under the 1940 Act. The Fund seeks to maintain a stable $1.00 net asset value per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund does not currently intend to impose liquidity fees or redemption gates on Fund redemptions; however, the Fund’s Board may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to Fund shareholders.

As a government money market fund, the Payden Cash Reserves Money Market Fund will invest at least 99.5% of its total assets in cash, Government Securities, and repurchase agreements collateralized by cash or Government Securities. “Government Securities” generally means any security issued or guaranteed as to principal or interest by the U.S. Government or certain of its agencies or instrumentalities, or any certificate of deposit for any of the foregoing. In addition, the Fund (1) maintains a dollar-weighted average portfolio maturity of 60 days or less; (2) maintains a dollar-weighted average portfolio life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset date) of 120 days or less; and (3) only purchases securities that mature within 397 days of the date of purchase (with certain exemptions permitted by applicable regulations).

The SEC may adopt additional amendments to money market fund regulation in the future. These changes may adversely affect the return potential of the Payden Cash Reserves Money Market Fund.

FOREIGN INVESTMENTS

The applicable Prospectus describes the extent to which each of the Funds may invest in securities of issuers organized or headquartered in foreign countries (“foreign securities”).

Risks of Foreign Investing

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Funds’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Euro-Related Risks. The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by European Union governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In a public referendum in June 2016, the United Kingdom voted to leave the European Union (a process now commonly referred to as “Brexit”). As a result of and based on the pronouncements of the government of the United Kingdom, it is substantially likely that Brexit will take place. However, there is still uncertainty regarding the terms of the United Kingdom’s departure from the European Union. In addition, there is significant uncertainty regarding the United Kingdom’s political and economic relationship with the European Union post Brexit. The uncertainty surrounding Brexit has resulted in increased volatility in both U.S. and global securities and currency markets. In addition to concerns related to the effect of Brexit, there remains a possibility that the United Kingdom’s referendum may inspire similar initiatives in other European Union member countries, producing further risks for global financial markets.

Emerging Markets Investments. Investments by a Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in a Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While a Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to a Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. A Fund may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Fund, the Fund’s returns may be lower.

Foreign custody risk. Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets that are less developed than those in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.

Settlement Risks. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. A Fund seeks, when possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.

Counterparty and Third Party Risk. Trading in the securities of emerging markets presents additional credit and financial risks. A Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. A Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties. The Funds seek, when possible, to use counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which a Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of a Fund’s investment in that country.

Litigation. A Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in emerging markets, that purported securities in which a Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Local Taxation. The local taxation of income and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds seek to reduce these risks by careful management of assets. However, there can be no assurance that these efforts will be successful.

Currency Fluctuations. To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Funds’ investment advisers expect that most foreign securities in which any Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign bond holdings may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of a Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for its proportionate share of such foreign taxes paid by a Fund. The Funds intend to sell such bonds prior to the interest payment date in order to avoid withholding.

Costs. The expense ratio of a Fund investing in foreign securities (before reimbursement by the Fund’s investment adviser pursuant to any applicable expense limitation described in the applicable Prospectus) is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher than that of domestic securities.

MUNICIPAL SECURITIES

The Payden California Municipal Social Impact Fund invests primarily in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal income taxes (“municipal securities”). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Each Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Payden may use interest rate and municipal bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in the Payden California Municipal Social Impact Fund’s exposure to interest rate changes.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the repayment ability of certain issuers of municipal securities to repay their obligations. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, past events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Fund’s holdings in municipal securities.

Certain of the municipal securities in which each Fund may invest, and certain of the risks of such investments, are described below.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Zero Coupon Securities

Zero coupon securities are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value. Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons. The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity. The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income is accrued on a current basis, a Fund does not receive the income currently in cash. Therefore, the Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

Mortgage-Backed Securities

Mortgage-backed securities are municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups. Payments made on the underlying mortgages and passed through to a Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of the Fund’s investments as a result of prepayments of the underlying mortgages, which may require the Fund to reinvest principal at lower yields than would otherwise have been realized. In a rising interest rate environment, prepayments of the underlying mortgages may occur more slowly than anticipated, which could prevent the Fund from reinvesting principal at higher yields than would have been realized had prepayments been made at a higher rate. Other risks include the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

Municipal Lease Obligations

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. A Fund may also purchase “certificates of participation”, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Subject to its ability to invest in below investment grade municipal securities, a Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Fund’s investment adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Fund’s investment adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Obligations

Short-term municipal obligations include the following:

•

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

•

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

•	Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

•	Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay, in its discretion, the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

A Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the applicable Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The Fund’s investment adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

A Fund may also invest in municipal securities in the form of “participation interests” in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank. Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days’ notice (no more than seven) of the unpaid principal balance plus accrued interest. In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution. Since the Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during market turmoil these firms’ capital may become severely constrained. As a result, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities and, accordingly, municipal securities can experience downturns in trading activity and the supply of municipal securities may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal securities markets may lead to greater volatility in the markets.

The amount of public information available about the municipal securities in a Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Payden’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities also tends to be less developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. During national economic recessions, the ability of municipalities to collect revenue and service their obligations may be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

SPECIAL RISKS OF INVESTING PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES

General Economic Conditions

Economic Outlook. The economy of the State is the largest among the 50 states and one of the largest and most diverse in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and financial services. Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

The State’s economy has recovered from the most severe economic downturn and financial pressure since the 1930s. Continued growth in the high-technology sector, international trade and tourism along with improvements in residential construction and real estate markets have been positive indicators of California’s broad economic recovery. The State’s continued economic growth and revenue growth has culminated in record low unemployment rates, and analysts generally expect the State’s economy to continue to expand at a moderate pace in the near future. The Legislative Analyst’s Office (“LAO”), a non-partisan fiscal and policy adviser, has issued a positive review on the State’s economic outlook and notes that the State should continue its steady progress its progress in building budget reserves under Proposition 2; however, continued uncertainty about the effects of federal policy and weak global growth create fiscal risks and pressures to a more robust recovery. There can be no assurance that the positive economic and fiscal trends will continue or that the economy will not become more difficult.

As of January 19, 2019, California’s unemployment rate was 4.2%, compared to 12.4% at the recession’s peak in October 2010 and the pre-recession low of 4.8% in November 2006. The unemployment rate had previously fallen to 4.1%, which was a record low level dating back to 1976. The year-over change for the twelve-month period between December 2017 and December 2019 shows an increase of 284,000 jobs, which equates to a 1.7% increase. California has now gained approximately 3,097,600 jobs since the economic expansion began in February 2010.

Geography. California’s geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. Starting in October 2018 a series of wildfires burned across northern and southern California. Similarly, beginning in September 2017, and during October 2007, a series of wildfires burned across northern and southern California, in each case forcing approximately 1 million evacuations and causing significant damage in multiple counties. In August 2014, a major earthquake struck the Napa Valley area, causing significant damage in a three county area. The possibility exists that other such earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.

States of Emergency. As of November 13, 2018, Acting Governor Gavin Newsom declared multiple States of Emergency in Los Angeles County, Ventura County, and Butte County due the effects of wildfires. Similarly, as of August 22, 2018, the Governor declared at least 5 states of emergency relating to various wildfires affecting multiple counties in the State, including San Diego County, Orange County, Riverside County, Shasta County, and Lake County.

In 2017, the Governor declared at least five states of emergency with respect to various counties affected by wildfires, including Modoc County, Butte County, Los Angeles County, Madera County, Mariposa County, and Tulare County. While it is unclear what amount of damage the 2018 wildfires will cause, the damage caused by the 2017 wildfires is expected to exceed $2.5 billion; however, the actual impact of the fires on the State’s economy is impossible to estimate, since the overall cost of the clean-up, repair and resulting loss of revenue could be significantly more substantial than estimated.

On January 23, 2017, the Governor declared a statewide state of emergency to bolster the State’s response to widespread and severe flooding in multiple counties in California. The actual impact of the flooding on the State’s economy is impossible to estimate, however, the overall cost of the clean-up, repair and resulting loss of revenue could be substantial.

On May 20, 2015, the Governor declared a state of emergency for Santa Barbara County due to the effects of an oil spill. The spill was the result of a pipeline rupture that caused the release of more than 100,000 gallons of oil and other potentially hazardous substances into the Pacific Ocean near Refugio State Beach. In his proclamation of a state of emergency, the Governor acknowledged that local governments and businesses along the Santa Barbara County coast will suffer long-term impacts from the spill. The actual impact of the spill on the State’s economy is impossible to estimate, however, the overall cost of the clean-up, long-term environmental damage and resulting loss of revenue could be substantial.

State Budgets

Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by June 15 of the preceding fiscal year. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.

California receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax and corporate tax (which collectively constitute more than 90% of General Fund revenues and transfers). During the economic downturn, historic revenue shortfalls resulted in multi-billion dollar budget deficits for consecutive fiscal years and severe cash shortages in California. During the 2011-12 and 2012-13 fiscal years, the State budget addressed approximately $20 billion in annual deficits through a combination of significant spending cuts, temporary tax increases, borrowing, and other budgetary measures. While the State has continued to face fiscal pressure from deferred budgetary obligations accumulated over the prior decade, primarily to schools and local governments (the so-called “Wall of Debt”), and unfunded liabilities associated with the State employee retirement systems and state retiree health benefits, the State projects that the budget will be balanced in an ongoing manner. However, unanticipated or rising costs, revenue shortfalls or the State’s inability to enact or effectively realize budget solutions may adversely affect California’s fiscal outlook and cause the State to face acute long-term challenges and budget deficits.

Current Budget. The California State Budget for the year 2018-2019 (the “2018 Budget Act”) was passed by the State Legislature and signed by the Governor on June 24, 2018. The 2018 Budget Act projected General Fund revenues and transfers in fiscal year 2018-19 of $133.3 billion and authorized General Fund expenditures of $129.8 billion for the fiscal year ended June 30, 2018.

In its annual report on California’s fiscal outlook, released on November 14, 2018 (the “Fiscal Report”), the LAO provided an independent assessment of California’s economic outlook and the State’s projected General Fund revenues and expenditures. The Fiscal Report described the LAO’s assessment of the condition of the California economy and budget as being in “remarkably good shape.” According to the LAO, it is difficult to overstate how good the State’s budget condition is today. The positive outlook is on account of the LAO’s estimates that the State’s constitutional reserve will reach $14.5 billion by the end of the 2019-20 fiscal period. In addition, the LAO projected that the State legislature will have an additional $14.8 billion in resources available to allocate in the 2019-20 budget process, which the legislature could use to build more budget reserves or make new one time and/or ongoing budget commitments. According to the LAO, by historical standards, this surplus is extraordinary. The LAO’s long-term outlook is also positive. The LAO’s long-term fiscal outlook was based on two alternative scenarios, the first of which assumes continued economic growth while the second assumes a moderate recession beginning in 2020-2021. According to the Fiscal Report, if the State continues to experience economic growth, the State will have operating surpluses of approximately $4.5 billion per year but declining over time. Alternatively, in the recession scenario, the State has sufficient reserves to cover its deficits through the outlook period. According to the LAO, both of the above scenarios assume the legislature makes not new commitments in 2019-20 or later. That is, the legislature would use all or nearly $15 billion in available resources in 2019-20 to build more reserves (reaching a total reserve level of about $30 billion by the end of 2019-20). However, the LAO warned that if the legislature makes new ongoing commitments in 2019-20, reserve levels under a recession scenario would be lower and the State would face higher operating deficits. Therefore, depending on the extent of the new commitments, reserves might not fully cover a budget problem that emerges during a recession. In light of its outlook, the LAO stated that the State legislature has a unique opportunity to prepare for foreseen and unforeseen challenges that the State is likely to face in the event of an economic downturn.

Future Budgets. The Governor’s proposed budget for the 2019-2020 fiscal year (the “Governor’s 2019 Budget”), released on January 9, 2019 estimates that the State’s revenues will grow to $142.6 billion in 2019-20. Relative to estimates in the 2018 Budget Act, the Governor’s 2019 Budget Act assumes revenues in 2017-18 and 2018-19 will be $5.7 billion higher. From 2019-20, the Governor’s 2019 Budget estimate revenues will grow $5.1 billion. Under the Governor’s proposed 2019 Budget, spending increases from $124.7 billion in 2017-18 to $144.2 billion in 2019-20, which equates to 7.5% average annual growth. Spending remains flat between 2018-19 and 2019-20 (frowning about one-tenth of a percent). The Governor’s 2019 Budget proposes to end 2019-20 with $18.5 billion in reserves, which would represent about 13% of General Fund revenues and transfers and which is higher than the 2018 Budget Act level of 12%. Pursuant to the requirements of Proposition 2, the State is required to make $1.8 billion deposit into the State’s Budget Stabilization Account (BSA), and under estimates in the Governor’s 2019 Budget, the State’s reserve would reach $15.3 billion by the end of 2019-20. The Governor’s 2019 Budget also proposes a year-end balance in the State’s other general purpose reserve account, the Special Fund for Economic Uncertainties (SFEU), of $2.3 billion, which is $321 million more than the enacted level in the 2018 Budget Act. Additionally, the Governor’s 2019 Budget proposes depositing an additional $900 million into the Safety Net Reserve. The 2018 Budget Act created this reserve to save money specifically for CalWORKs and Medi-Cal. Including the $200 million deposit into the Safety Net Reserve in 2018 Budget Act, this proposed deposit would bring the total balance of the reserve to $900 million. The Governor proposes attributing the $700 million deposit to the 2018-19 fiscal year, although the transfer likely would take place in the 2019-20 fiscal year. According to the Governor’s 2019 Budget, there is a significant focus on building budgetary resilience and paying down debt.

It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Constraints on the Budget Process. Constitutional amendments approved by voters affect the budget process. These include Proposition 58, approved in 2004 and amended by voters effective as of the 2015-16 fiscal year, which requires the State to enact a balanced budget, establish a special rainy day fund in the General Fund and restrict future borrowing to cover budget deficits; and Proposition 25, approved by voters in 2010, which decreased the vote required for the Legislature to adopt a final budget from a two-thirds majority vote to a simple majority vote. Proposition 25 retained the two-thirds vote requirement for taxes. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the economic downturn from fiscal year 2008-09 to fiscal year 2010-11, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, July 1, 2009, January 8, 2010, July 28, 2010, November 11, 2010 and January 20, 2011, and called five special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State’s liquidity problems.

Proposition 58 (adopted as section 20 of article XVI of the State’s Constitution) also requires 3% of estimated annual General Fund revenues to be transferred by the Controller into a rainy day fund (the Budget Stabilization Account) no later than September 30 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor issued such an executive order for each fiscal year from 2008-09 through 2013-14. The 2018 Budget Act includes deposits of approximately $4.4 billion, including a $2.6 billion optional deposit in addition to the deposit required under the constitution, such that by the end of the 2018-19 fiscal year, the Budget Stabilization Account, which at the end of the 2017-18 fiscal year had a balance of approximately $9.4 billion, will have reached its maximum level of $13.8 billion (10 percent of the General Fund tax revenues).

Commencing in the 2015-16 fiscal year, Proposition 2 approved by voters in the November 2014 general election amends Proposition 58 to require 1.5% of estimated annual General Fund revenues and an additional specified portion of General Fund revenues attributable to personal income taxes on net capital gains to be transferred by the Controller into the Budget Stabilization Account no later than October 1 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches 10% of the estimated General Fund revenues for that fiscal year. From the 2015-16 fiscal year until the 2029-30 fiscal year, half of the General Fund revenues which would be transferrable to the Budget Stabilization Account will be used to repay deferred budgetary obligations, including unfunded state pension plan obligations and outstanding economic recovery bonds As a result of the amendment under Proposition 2, the annual transfers may only be suspended or reduced by a bill passed by the Legislature in response to the Governor’s proclamation of a budget emergency and withdrawals from the Budget Stabilization Account during budget emergencies are subject to limitations.

Proposition 58 prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Proposition 2 also creates a Public School System Stabilization Account for the support of California school districts and community college districts. General Fund revenues attributable to personal income taxes on net capital gains in excess of the specified portion dedicated to the Budget Stabilization Account are required to be transferred by the Controller to the Public School System Stabilization Account. Under current projections, Proposition 2 will result in $7.1 billion in savings and $5.5 billion in additional reductions of debt and liabilities in its first four years of operation.

Minimum Wage Increase. On April 4, 2016, the Governor signed SB 3, which gradually increases the minimum wage in California (currently $10.50 per hour) to $15 per hour by 2023 (at the earliest) for all businesses in the State. The Department of Finance estimates increased General Fund costs of up to $3.6 billion per fiscal year upon full implementation. SB 3 includes provisions that allow the State to pause a scheduled increase in the minimum wage if certain economic and/or budget conditions occur. Consequently, the timing of full implementation will depend on any such pauses.

State Indebtedness

General Obligation Bonds and Revenue Bonds. As of February 1, 2019, the State had approximately $73.65 billion aggregate principal of outstanding long-term general obligation bonds. The current estimate of the interest to be paid on the principal amount outstanding is approximately $53.71 billion. As of February 1, 2019, general obligation bond authorizations of approximately $37.38 billion remained unissued.

Ratings. As of February 22, 2019 the State’s general obligation bonds were rated Aa3 by Moody’s, AA- by Standard & Poor’s (“S&P”), and AA- by Fitch Ratings. On August 12, 2016, Fitch Ratings raised California’s general obligation bond rating from A+ to AA-, stating that the upgrade reflected a combination of positive credit developments for the State. Fitch specifically stated that California is fundamentally better positioned to withstand a future economic downturn than has been the case in prior recessions due to numerous institutional improvements. On July 2, 2015, S&P raised California’s general obligation bond rating from A+ to AA-, citing the enactment of the 2015 Budget Act as marking improved fiscal sustainability. On June 25, 2014, Moody’s upgraded California’s general obligation bond rating from A1 to Aa3, citing the State’s “rapidly improving financial position, high but declining debt metrics, adjusted net pension liability ratios that are close to the State median, strong liquidity, and robust employment growth.” On February 25, 2015, Fitch Ratings upgraded California’s general obligation bond rating from A to A+ citing the State’s “continued improvement in its fundamental fiscal position, institutionalized changes to its fiscal operations, and its ongoing economic and revenue recovery as contributing to an improved financial position and enhancing the State’s ability to address future fiscal challenges.” The ratings agencies continue to monitor the State’s budget outlook closely to determine whether to alter the ratings. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch Ratings will change such ratings in the future.

Infrastructure Planning. The Governor released “California’s Five-Year Infrastructure Plan” for 2018 (the “Infrastructure Plan”), which is the statewide infrastructure plan provided by the Governor to the California Legislature. The 2018 Infrastructure Plan evaluates the State’s infrastructure needs in the overall context of available funding sources. The vast majority of the funding proposed in the Infrastructure Plan is dedicated to the State’s transportation system— (approximately $55.5 billion which equates to more than 93 percent of funding). This reflects the sheer size of the system, the State’s commitment to building the first high-speed rail system in the United States, and a funding plan to enhance the maintenance of the State’s roads and highways as a result of new revenues that were authorized in SB 1. The Infrastructure Plan continues implementation of the Water Quality, Supply, and Infrastructure Improvement Act of 2014 (Proposition 1) to help address many goals of the Water Action Plan. In addition to transportation, the Infrastructure Plan specifically addresses the infrastructure challenges for the K-12 and higher education systems. There is increased investment in the State parks, and in facilities that support the State’s courts, the California Conservation Corps, and the California Department of Veterans Affairs, among others.

The 2018 Infrastructure Plan reflects the Governor’s proposal for investing $61 billion in state infrastructure over the next five years, including $8.6 billion proposed in the 2018 Budget Act. This includes $1 billion General Fund, $12 billion from various special funds, $4 billion from non-governmental cost funds (including lease revenue bond funds), $848 million from general obligation bond funds, $24.4 billion from federal funds, $3.6 billion from reimbursements and other governmental cost funds, and $15.5 billion from high-speed rail funds. The Infrastructure Plan does not reflect additional funds that will be available for infrastructure spending as required under Proposition 2 once the State Rainy Day Fund reaches its constitutional limit. Expenditures of those funds will be addressed in the future.

On June 16, 2015, the Governor called a special legislative session to consider funding improved maintenance of roads, highways and other infrastructure. The proposals from the special legislative session, including a $3.6 billion annual increase for state and local transportation infrastructure programs, are generally reflected in the 2017 Governor’s Budget. In April 2017, the California Legislature passed a $52 billion transportation package that will focus on fixing the State’s roads, highways, bridges, and certain transit facilities. The legislation aims to raise the funds through, among other things, a 12 cent gas tax and increased vehicle registration fees. The legislature is considering other legislation to enact permanent and sustainable funding to maintain and repair the State’s transportation and critical infrastructure, improve the State’s key trade corridors and complement local infrastructure efforts.

The 2014 Budget Act passed by the State Legislature and signed by the Governor on June 20, 2014, permanently allocated 60% of future cap and trade auction proceeds to support sustainable communities, public transit, and the high-speed railway project. Consistent with the 2014 Budget Act, the 2017 Governor’s Budget allocates 60% of cap and trade revenues to support sustainable communities, public transit, and the high-speed railway project.

In January 2014, the administration released a Water Action Plan to address water challenges facing California through the 2018-19 fiscal year, including limited and uncertain water supplies, poor-quality surface water and groundwater, impaired ecosystems and high flood risk. In addition to the Water Action Plan, in the November 2014 general election, voters authorized the State to issue $7.5 billion in general obligation bonds for state water supply infrastructure projects, such as public water system improvements, surface and groundwater storage, advanced water treatment technology, drought relief, emergency water supplies, and ecosystem and watershed protection and restoration. The 2015 Budget Act proposed spending $1.5 billion over the next three years and the 2016 Governor’s Budget featured $635 million in increased spending on projects to improve safe drinking water, water recycling, wastewater treatment projects, storm water management, groundwater sustainability, and to prevent groundwater contamination.

In March 2015, the Governor signed legislation providing $1.06 billion in funds for flood protection projects and projects to improve access to water supplies. The funding package includes $267 million for drinking water and recycling projects, $53 million to provide immediate assistance to communities facing water supply issues and $26 million to help the State deal with drought related environmental issues. In February 2017, the Governor announced a $437 million proposal to accelerate implementation of existing plans to fund infrastructure needs relating to water and flood control. Of the $437 million, $387 million would go primarily to providing new flood protection the Central Valley and the Sacramento-San Joaquin River Delta, two areas greatly impacted by severe flooding in the first quarter of 2017. The Governor’s proposal requires legislative approval. As of December 31, 2016, the third year since the implementation of the Water Action Plan, the State has invested hundreds of millions of dollars in local projects that recycle water, improve farm irrigation water efficiency, capture storm water, and otherwise safeguard and protect water supplies. The State also created a five-agency framework for moving California beyond emergency, one-size-fits-all drought restrictions on water to permanent water-use efficiency standards in a way that accounts for local conditions and demographics. In addition, the State has launched dozens of habitat restoration projects around the State, including the largest tidal wetlands restoration project in the Sacramento-San Joaquin Delta.

Under certain circumstances, the State also provides infrastructure funding assistance to local governments and the private sector such as for schools and local transportation programs, water projects, housing developments, and hospitals.

Deferred Obligations. As part of the budget solutions in fiscal years during the recession, the State repeatedly deferred payment of certain General Fund obligations (including Proposition 98 payments to schools, Medi-Cal reimbursements, state payrolls and payments to the State pension fund) and approved the sale of economic recovery bonds, interfund borrowing and loans from state and local governments. As a result of these short-term budget-balancing actions, the General Fund is obligated to repay or make reimbursements in future years. The State’s enacted budgets for fiscal years 2012-13, 2013-14, 2014-15, and 2015-16 reduced these repayment obligations from $34.2 billion to $14.9 billion. The 2016 Governor’s Act proposed further reductions in California’s deferred obligations and projected that all outstanding budgetary deferrals and borrowing of the State will be repaid by the end of the 2018-19 fiscal year.

State Pension Funds. The two main State pension funds, the California Public Employees’ Retirement System (“CalPERS”) and CalSTRS, currently have substantial unfunded liabilities ($59 billion for CalPERS and $104 billion for CalSTRS, approximately one-third of which is considered the State’s share). For fiscal year 2018-19, the annually-required General Fund pension contributions to CalPERS and CalSTRS are estimated to be approximately $3.6 billion and $3.1 billion, respectively. The State also made a one-time $6 billion supplemental pension payment to CalPERS in fiscal year 2017-18 that is estimated to save a net $4.8 billion in required pension contributions over the next two decades. This supplemental pension payment was made in three equal installments; the third and final installment paid on April 17, 2018. The additional payment was funded through an internal cash loan; the General Fund share of the repayment over the expected term of the loan (approximately $3.4 billion) will be repaid through expected future Proposition 2 debt repayments. The remaining balance is to be repaid from special funds that contribute to CalPERS and will benefit from this loan. According to the State, the supplemental payment is necessary to mitigate the impact of increasing pension contributions due in part to the CalPERS Board’s recent action to lower its assumed investment rate of return from 7.5 percent to 7 percent. The 2014 Governor’s Budget enacted a plan to eliminate CalSTRS’ current unfunded liability by the 2045-46 fiscal year by increasing the mandatory contributions by the State, teachers and school districts. Changes to legislation and changes in actuarial assumptions and funding methodologies are also expected to result in significant annual increases in the amount the State is required to pay from the General Fund. The actual amount of such increases will depend on a variety of factors, including but not limited to, investment returns, actuarial assumptions, and retirement benefit adjustments.

The State also provides retiree health care and dental benefits (“OPEB”) to retired state employees, their spouses, and dependents (where applicable), and almost exclusively utilizes a “pay-as-you-go” funding policy. The Actuarial Accrued Liability relating to OPEB is estimated to be $91.51 billion as of June 30, 2017 (virtually all unfunded) as compared to $76.68 billion as of June 30, 2016. In 2015, the State initiated a comprehensive strategy to eliminate the unfunded OPEB liability over approximately 30 years with increased prefunding contributions shared equally between state employers and employees. Through the collective bargaining process, the State has successfully pursued the prefunding strategy, as well as cost saving changes to retiree health benefits for new employees.

On September 12, 2012, the State adopted the Public Employees’ Pension Reform Act of 2013 which reduces pension benefits for newly-hired CalPERS employees, encourages later retirement and caps compensation in calculating pension benefits for higher-income employees. In a preliminary actuarial analysis, CalPERS estimated that the reform legislation will reduce costs to the State by $10.3 billion to $12.6 billion over the next 30 years.

Medi-Cal and Health Care Reform. California continues implementation of the federal Affordable Care Act (ACA). Since 2011-12, Medi-Cal spending has more than doubled. Compared to the 2011 Budget, total program costs increased from $43.3 billion ($14.7 billion General Fund), to $104.4 billion ($23 billion General Fund) in the 2018 Budget Act. These changes reflect a significant expansion in the number of individuals receiving coverage through Medi-Cal and the Children’s Health Insurance Program (CHIP) from 8.5 million to 13.3 million. Caseload for the Affordable Care Act (ACA) Optional Expansion population is anticipated to cover approximately 3.9 million individuals in 2018-19. In addition, 1.4 million people are expected to receive medical coverage through Covered California in 2018-19. Consequently, California has reduced the uninsured share of its population to less than ten percent.

The optional expansion of Medi-Cal extended eligibility to adults without children, and parent and caretaker relatives with incomes up to 138 percent of the federal poverty level. The 2018 Budget Act projects that the State will spend approximately $18.7 billion ($1.7 billion General Fund) on the ACA Option Expansion population in 2018-19. The federal government paid nearly 100 percent of the costs of this expansion for the first three years. As of January 1, 2017, California is responsible for 5 percent of these costs with California’s contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10 percent of the total costs. By fiscal year 2020-21, the General Fund share for the optional expansion is projected to be $2.4 billion

The net impact of the health care reform on the State’s budget will depend on a number of factors, including levels of individual and employer participation and any changes in the federal matching rate and insurance premiums. Actual costs could differ materially as the Affordable Care Act is implemented and as the California Legislature realigns responsibility for certain health care and long-term care programs between the State and local governments.

Local Government

The primary units of local government in California are the counties, which vary significantly in size and population. There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. The 2011 Budget Act instituted a major realignment of responsibility for public safety programs from the State to local governments, including certain criminal justice programs, mental health services, substance abuse treatment, child and elderly welfare programs and the California Work Opportunity and Responsibility to Kids (CalWORKs). With the implementation of the federal Affordable Care Act, counties have experienced significant savings in their indigent healthcare programs as participants have continued to enroll in the State’s expanded Medi-Cal program. In recognition of this shift in responsibility for indigent healthcare, the 2013 Budget Act established a mechanism to redirect a portion of each county’s cost savings to benefit the State.

Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities.

Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Proposition 1A, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and vehicle licensing revenues. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Proposition 22, enacted by the Legislature and approved by the voters in November 2010, supersedes Proposition 1A and prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

Constitutional and Legislative Factors. Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State’s initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State’s ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds held in the underlying closed-end funds in the portfolio of the California Municipal Income Fund.

Effect of other State Laws on Bond Obligations. Some of the California municipal securities held by the California Municipal Income Fund may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

People of the State of California v. California Department of Water Resources, Butte County Superior Court. The California Department of Water Resources (the “Department”) administers the State Water Project, which encompasses a complex of dams, reservoirs, pumping facilities, power plants, aqueducts and pipelines owned and operated by the State, including a dam at Lake Oroville. The State Water Project provides water to twenty-nine public agencies, and the Department is compensated by those agencies, under contracts with the Department. On February 7, 2017, erosion was discovered on the lower portion of the main spillway at Lake Oroville. With severe winter storms, releases down the damaged main spillway were unable to prevent the reservoir from overtopping. Water flowed down the emergency spillway, triggering the evacuation of more than 180,000 people downstream of Lake Oroville on February 11, 2017. Several lawsuits have been filed on behalf of individuals, businesses and public agencies, against the Department of Water Resources, asserting damages arising out of these events, including alleged damage to property, business losses, and relocation expenses. Additional lawsuits may be filed. In addition, the Butte County District Attorney seeks to impose up to $51 billion in civil penalties upon the Department for allegedly violating California Fish & Game Code Section 5650, which regulates the deposit into state waters of materials deleterious to fish and other plant and animals. (People of the State of California v. California Department of Water Resources, Butte County Superior Court, Case No. 18CV00415). At this time, it is unknown what future net financial impact this litigation may have on the State’s General Fund.

Two cases seeking to proceed as class actions (Bakersfield Mall LLC v. Franchise Tax Board and CA-Centerside II, LLC v. Franchise Tax Board) challenge the fee imposed by the California tax code upon limited liability companies registered in California, alleging discrimination against interstate commerce, violation the U.S. and California Constitutions, improper exercise of the State’s police powers, and misapplication by the Franchise Tax Board. The cases were coordinated for hearing as the Franchise Tax Board LLC Tax Refund Cases and subsequently denied class certification by a coordination trial judge. The plaintiffs appealed the order to the Court of Appeal, First Appellate District. Oral Arguments are scheduled for June 26, 2018. If the trial court order is reversed and the plaintiffs prevail on the merits on behalf of themselves and the purported classes, the potential refunds could total $1.2 billion.

Two pending cases challenge the State’s right to require interstate unitary businesses to report their income on a combined basis while allowing intrastate unitary businesses to report the income of each business entity on a separate basis. Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board challenge the constitutionality of Revenue and Taxation Code Section 25101.15, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis. The trial court in Harley Davidson ruled on the parties’ cross-motions for summary judgment, granting the Board’s motion and denying plaintiff’s motion. Plaintiff filed a notice of appeal. In each of these matters, plaintiff proposed an alternative method of calculating tax, which the Board estimated would have a possible one-time fiscal impact on corporate tax revenue of $5 billion and $1.5 billion annually thereafter. The Board argued the proposed method is unsupported by existing law. At the trial of the Abercrombie matter, the court granted the Board’s motion for judgment in its favor at the close of plaintiff’s presentation of its evidence. Plaintiff filed a notice of appeal. At this time, it is unknown what future fiscal impact a potential adverse final ruling on the merits would actually have on corporation taxes (including potential rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which would pay the tax and how taxation on those companies would change as a result of an adverse ruling. However, the fiscal impact could be significant.

A pending case challenges the validity of a Board of Equalization regulation that requires the sales tax on mobile telephones to be based on the full “unbundled” price of the telephone rather than any discounted price that is contingent on a service plan commitment. In Bekkerman et al. v. Board of Equalization, the petitioners seek to invalidate the regulation insofar as it relates to sales in carrier-operated stores. The Petitioners also filed a second class action lawsuit seeking refunds of any excess sales tax paid. Should the court in the first action rule that the regulation is invalid, the second action, Bekkerman et al. v. Board of Equalization, et al. could result in an order requiring sales tax refunds, potentially exceeding $1 billion. The second action was removed to federal court in the United States District Court, Eastern District of California, but the court returned the case to state court. The State court dismissed the defendants from the class action on the basis that the claims were premature. Plaintiffs appealed that ruling and also have amended the complaint in the first action to add a class action claim for sales tax refunds. If plaintiffs are successful in their class action claim, that could result in an order requiring sales tax refunds potentially exceeding $1 billion. Even if plaintiffs are unsuccessful in their appeal and effort to include the class action claim in the first action, they may be able to refile the class action claim against the State at a later date, if they are able to prove in the first action that excess sales tax was paid and other conditions are met.

In Consolidated Suction Dredge Mining Cases (coordinated for hearing in San Bernardino County Superior Court), environmental and mining interests challenge the State’s regulation of suction dredge gold mining. The Legislature placed a moratorium on all suction dredging until certain conditions are met by the Department of Fish and Wildlife. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken. The trial court initially stayed the matters pending a California Supreme Court ruling in a separate pending matter, addressing whether federal law preempts state environmental regulation of suction dredge gold mining. The California Supreme Court issued its decision, holding that federal law does not preempt state regulation, and a petition for writ of certiorari in the United States Supreme Court seeking review of that decision was denied. The trial court dismissed the takings claims that had been pled as a class action, without leave to amend. While an appeal has been filed, named plaintiffs have agreed to a settlement under which the State would pay $475,000, and as a claims bill is pending in the Legislature to appropriate money to pay the settlement.

In Tos, et al. v. California High-Speed Rail Authority, et al, the plaintiffs seek a declaration that a state law enacted in 2016 is an unconstitutional amendment of the high-speed rail bond act and to prevent the California High-Speed Rail Authority from expending bond proceeds in reliance on the challenged state law. The trial court’ denied plaintiffs’ request for a temporary restraining order and a preliminary injunction. Plaintiffs filed an amended complaint adding a claim challenging the approval of the Authority’s plans for expenditure of bond proceeds by the Director of the Department of Finance. In the event of a final decision that prevents the use of bond proceeds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project if the State fails to provide other matching funds consistent with the federal grant agreement. As of August 2018, the amount of unmatched federal spending on the project was approximately $1.5 billion.

In Perea, et al. v. Dooley, et al., the plaintiffs filed a petition for writ of mandate and complaint for declaratory and injunctive relief on behalf of several individual Medi-Cal participants, a proposed class of all Medi-Cal participants except for those with dual Medicare coverage, and three organizations. Petitioners contend that access to care under Medi-Cal is inadequate because A-28 reimbursement rates to doctors and clinicians under Medi-Cal are insufficient to attract enough providers, and that this has a disparate impact on Latinos, in violation of California Government Code section 11135 and the California Constitution. Petitioners seek an injunction or writ of mandate requiring defendants to raise Medi-Cal reimbursement rates and improve monitoring to ensure that Latino Medi-Cal enrollees receive the same access to medical care as Medicare beneficiaries and individuals covered by employer-sponsored insurance plans. At this time, it is unknown what future financial impact this litigation may have on the State’s General Fund.

DERIVATIVE INSTRUMENTS

In pursuing their individual objectives, each of the Funds (except the Payden Cash Reserves Money Market Fund) may purchase and sell (write) put options and call options on securities, securities indexes, commodity indexes and foreign currencies, and may enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”), except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. Each of the Funds (except the Payden Cash Reserves Money Market Fund) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Each Fund (except the Payden Cash Reserves Money Market Fund) also may enter into swap agreements with respect to interest rates, commodities, indexes of securities or commodities and credit default situations, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. Such Funds may also invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Board determines that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to certain factors, including for example changes in prevailing interest rates, and like the other investments of the Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates.

A Fund might not employ any of the strategies described in this section, and no assurance can be given that any strategy used will succeed. If the Fund’s investment adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For a Fund that gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes

A Fund may, to the extent specified herein or in the applicable Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options

A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many foreign currency options will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Government Regulation of Derivatives.”

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Fund (except the Payden Cash Reserves Money Market Fund) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, for example, the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. As described in the applicable Prospectus, one or more of the Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Fund may purchase and write call and put futures options, as specified for that Fund in the applicable Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options

A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each such Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Some futures contracts call for making or taking delivery of the underlying securities or commodities, referred to as “physical delivery.” However, these obligations are generally closed out prior to the contractual delivery date by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract that requires physical delivery, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract that requires physical delivery, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

Some futures contracts do not allow physical delivery on the expiration date, but only settlement of daily variation margin. These are referred to as “cash settle contracts.” A Fund that enters into cash settle contracts will maintain 5% of the notional market value of such contracts in liquid assets with its custodian, marked to market daily.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser, in accordance with established procedures, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the applicable Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities. To the extent that a municipal bond fund enters into such futures contracts, however, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. As a result, there can be no assurance that an active secondary market will develop or continue to exist for any derivative.

Risks Associated with Commodity Futures Contracts

There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as droughts, floods, weather, livestock diseases, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options on Foreign Currency Exchange Contracts.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements

Each Fund (except the Payden Cash Reserves Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, total return swaps and credit default and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

Over-the-counter swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard over-the-counter “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counter partners. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. As a matter of operating policy, the aggregate purchase price of caps and floors held by a Fund may not exceed 5% of the Fund’s total assets at the time of purchase.

Consistent with a Fund’s investment objective and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into over-the-counter and cleared credit default swap agreements. While the structure of a credit default swap depends on the particular swap agreement, a typical credit default structure is as follows. The protection “buyer” in an over-the-counter credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on an underlying reference obligation has occurred. If a credit event of default occurs, the seller generally must pay the buyer the full notional value, or “par value,” of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund (if the buyer) will receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the seller must pay the buyer the full notional value of the swap. Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to over-the-counter credit default swaps, counterparty risk and credit risk.

A Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the Payden Equity Income and Payden Cash Reserves Money Market Funds) may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, to avoid any potential leveraging of the Fund’s portfolio. Generally, the notional amount of any long positions in credit default swaps will be covered by the segregation of assets. However, long and short positions in credit default swaps which reference the same credit, pay/receive the same currency and have the same counterparty may be netted for purposes of the calculation of asset segregation. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. As a matter of operating policy, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. Also as a matter of operating policy, a Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 30% of its total assets. If a Fund enters into a swap transaction on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Following the adoption and implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), many categories of swaps (such as interest rate swaps, currency swaps, and swaps on broad-based securities indexes) are commodity interests subject to the jurisdiction of the CFTC. Under the Dodd-Frank Act, swaps are subject to a comprehensive regulatory regime overseen by the CFTC and the SEC. Some aspects of this regime have yet to be finalized, and the overall effect on a Fund remains uncertain. One key aspect of these regulations provides for the centralized clearing of several categories of swap transactions. Centralized clearing may reduce some risks associated with bilateral trading – like counterparty and credit risks – but may present other risks, like risks associated with the failure of the member firm through which swaps are submitted for clearing. Centrally-cleared swap transactions will generally be required to be executed on a designated contract market or a swap execution facility, and the clearing organizations for those transactions may impose initial and variation margin requirements. Swaps that are uncleared may be subject to margin requirements imposed by regulation. A swap counterparty will have certain recordkeeping requirements regarding its swap transactions, and information about those transactions may be required to be reported and made publicly available. These requirements will impose additional costs on entering into swaps, the full scope of which will remain unknown until the regulations are fully implemented. For more information on these requirements, see “Government Regulation of Derivatives,” below.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Fund’s investment adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. No Fund will invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Government Regulation of Derivatives

Additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using certain instruments.

There is also a possibility of additional future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps, options and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

The Dodd-Frank Act has changed and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many derivatives transactions. The definitions of “swap” and “security-based swap” were finalized by the CFTC and SEC and were effective in October 2012. These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act. For purposes of the Funds’ fundamental policies, all swap agreements and other derivative instruments that were not classified as commodities prior to the adoption of the Dodd-Frank Act are not deemed to be commodities or commodity contracts.

Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many derivative transactions. The CFTC, SEC and other federal regulators have been developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, swap dealers, major market participants and swap counterparties are now becoming subject to new and/or additional regulations, requirements, compliance burdens and associated costs. The law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. Requirements, including capital requirements and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

In derivative transactions that are now required or permitted to be cleared, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of the clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements can be less favorable to the Funds than OTC arrangements. For example, a Fund may be required to provide more margin for cleared derivatives positions than for OTC derivatives positions. Also, in contrast to an over-the-counter derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Increased margin requirements could also expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. A Fund could also be subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In such cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives transactions on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other recent rules and regulations could, among other things, restrict the Funds’ ability to engage in, or increase the cost to the Funds of, derivatives transactions, for example, by making some types of derivatives no longer available to the Funds, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are evolving, so their potential impact on the Funds and the financial system are not yet known. While the regulations and central clearing of certain derivatives transactions are designed to reduce systemic risk, there is no assurance that the clearing mechanisms will achieve that result.

Exclusion from Definition of Commodity Pool Operator

Pursuant to amendments by the CFTC to Rule 4.5 under the CEA, each Fund’s investment adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the applicable Fund(s). The Funds and their investment advisers are therefore not subject to registration or regulation as pool operators under the CEA. In order to claim the Rule 4.5 exemption, the Funds are significantly limited in their ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, the Funds will be more limited in their ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the investment advisers to manage the Funds, and on the Funds’ performance. If a Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements, compliance obligations and expenses for the Fund.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Each Fund (except the Payden Cash Reserves Money Market Fund and the Payden California Municipal Social Impact Fund) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Each Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

FOREIGN CURRENCY TRANSACTIONS

As indicated in the applicable Prospectuses, certain Funds may enter into foreign currency transactions. A Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal market conditions, the Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). The Fund generally will not enter into a forward currency contract with a term of greater than one year. Although forward currency contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Most forward foreign currency transactions entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s obligations will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s gain or loss position under the forward transaction will be accrued daily and any net loss positions will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion of its assets to the consummation of these contracts. The Fund generally will not enter into such forward currency contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal market conditions, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.

At the maturity of a forward currency contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting foreign currency transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting foreign currency transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities (including those rated investment grade), the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased credit spreads and risk of default. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage, energy and emerging markets particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets after the financial downturn that began in 2008 led the U.S. Government and other governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the potential long-term impact of which on the value of securities held by a Fund is still unknown. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

In addition, it is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve recently has reduced its market support activities and has begun raising interest rates. Even so, interest rates remain at historically low levels, and certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Accordingly, the Funds face a heightened risk that interest rates may rise. The negative impact on fixed income securities from the resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The U.S. Government recently terminated its “quantitative easing” initiatives, whereby it purchased trillions of dollars of distressed assets over the course of several years. The implications of government purchase, ownership and disposition of these assets are unclear, and the existence or winding up such programs may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. Each Fund’s investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

INCREASING GOVERNMENT DEBT

The total public debt of the United States as a percent of gross domestic product has grown rapidly since the beginning of the financial downturn that began in 2008. Current governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause devaluations of currencies, prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns and contribute to market volatility.

In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.

RATINGS AS INVESTMENT CRITERIA

In general, the ratings of nationally recognized rating services represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings may be used by the Funds except for the Payden Cash Reserves Money Market Fund, as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

LENDING OF PORTFOLIO SECURITIES

To realize additional income, certain of the Funds may lend securities with a value of up to 30% of their respective total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking-to-market daily. A Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Fund’s investment adviser to be of good standing in accordance with standards approved by the Board and will not be made unless, in the judgment of the Fund’s investment adviser, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.

TEMPORARY DEFENSIVE MEASURES

Each Fund may establish and maintain reserves when the Fund’s investment adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. A Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.

BORROWING

Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). The Payden U.S. Government Fund may not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions). The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. To the extent a Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged. The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund. Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

REDEMPTION RISK

Each Fund may experience periods of heavy redemptions that could cause a Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Such events could adversely affect the values of shares held by investors that remain invested in the Funds. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. Redemptions of a large number of shares of a Fund may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund.

Redemption risk is particularly pronounced when a small number of investors owns a substantial portion of a particular Fund. Certain account holders, including funds or accounts managed by Payden, Payden/Kravitz, or their respective affiliates, may invest in the Funds and may at times have substantial investments in one or more Funds. Other institutional investors also may at times have substantial investments in one or more Funds. As a result, the Funds are subject to the risk that a relatively large redemption or purchase of a Fund’s shares by a large investor could adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Fund’s investment adviser would not ordinarily choose to do so.

MANAGEMENT RISK

Each Fund’s investment adviser’s judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for a Fund’s portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund’s share price. Each Fund’s investment adviser selects investments for the Fund based in part on information and data that the issuers of such securities file with various government agencies or make directly available to the investment adviser or that the investment adviser obtains from other sources. Each Fund’s investment adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment adviser relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to each Fund’s investment adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goals and objectives.

LIQUIDITY RISK MANAGEMENT

In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act requiring, among other things, that the Funds establish a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Effective December 1, 2018, the Funds implemented initial portions of its liquidity risk management program to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Funds’ liquidity risk management program administrator to administer such program and will review no less frequently than annually a written report prepared by the administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. Though certain aspects of the liquidity risk management program were implemented effective December 1, 2018, the entire program will take effect on June 1, 2019. Costs associated with complying with the rule could impact the Fund’s performance and its ability to achieve its investment objective.

VALUATION RISK

Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ (higher or lower) from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. Shareholders who purchase or redeem shares of a Fund on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its net asset value. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

REGULATORY RISK

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd -Frank Act could materially impact the profitability of the Funds and the value of assets they hold, expose the Funds to additional costs, require changes to investment practices, and adversely affect the Funds’ ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Funds’ ability to pursue their investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Actions by governmental entities may also impact certain instruments in which a Fund invests. For example, certain instruments in which a Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate determined by the ICE Benchmark Administration, that banks charge one another for the use of short -term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

CYBER SECURITY RISK

As the use of technologies such as mobile devices and web-based (i.e., “cloud”) applications, and dependence on the Internet and the dependence on computer systems to perform necessary business functions becomes more prevalent, the Funds have become potentially more susceptible to operational risks through breaches in cyber security. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by intentional conduct. Cyber security breaches could include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks (i.e., efforts to make network services unavailable to intended users), infection by malicious software, such as malware or computer viruses, gaining unauthorized access to digital systems, networks or devices that are used to service a Fund’s operations, the unauthorized release of confidential information and causing operational disruption. Cyber security breaches of a Fund’s third party service providers can also subject a Fund to many of the same risks associated with direct cyber security breaches. A cyber security incident affecting a Fund, its investment adviser or its service providers could cause disruptions and impact business operations, potentially resulting in financial losses to the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of their third party administrators and other service providers. Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

AVERAGE MATURITY AND DURATION CALCULATIONS

Average Maturity

The portfolio average maturity of a Fund will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation. Average life is normally used when trading mortgage-backed securities and asset-backed securities.

Duration

One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security’s cash flows. As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security. Duration is a complex formula that utilizes cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term-to-maturity. As the maturity of the bond extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the term-to-maturity. Thus a 30-year zero coupon bond has a duration of 30 years.

Asset-backed and mortgage-backed securities require a more complex duration calculation. These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity. Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate. Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate. An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios. The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario. The effective duration for a bond with known cash flows is the same as its modified duration.

The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value. Effective duration is a much better indicator of price volatility than term-to-maturity. For example, the term-to-maturity for both a 30-year bond and a 30-year zero coupon security is 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

In order to exercise oversight over the disclosure of information about portfolio securities, the Board has adopted a policy and related procedures with respect to the disclosure of the portfolio holdings of each of its Funds. You may obtain a listing of the portfolio holdings of any Fund by sending a written request to the Fund at 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. With the exception of certain third-party providers to the Funds, portfolio holdings of the Funds are made available to any person, including without limitation individual investors, institutional investors, intermediaries that distribute the Fund’s shares and rating and ranking organizations, as of a month-end and are released after the following month-end. As an example, a Fund’s portfolio holdings as of January 31 are first made available to any person on March 1.

Employees of the following third-party service providers, whose job responsibilities require them to have access to a Fund’s portfolio holdings on a daily basis, are not subject to the delayed availability policy: the Fund’s investment adviser, fund administrator, fund accountant, custodian, transfer agent, independent registered public accounting firm, outside counsel, and financial printer. Each of these third-party providers requires that their employees maintain the confidentiality of this information and prohibits any trading based on this confidential information. In addition, in order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning the holdings of the Payden Cash Reserves Money Market Fund, as well as its weighted average maturity and weighted average life, will be posted on Payden’s website five business days after the end of the month and will remain posted for six months thereafter.

None of the Funds, their investment advisers, or any other party receives any compensation in connection with the disclosure of information about portfolio holdings of a Fund. With one exception, there are no ongoing arrangements for any Fund to make available to any person information on a Fund’s portfolio holdings outside the disclosure policy just described. The exception is a Florida governmental investor which requires certain information to permit it to meet certain regulatory accounting requirements in a timely fashion. Finally, each Fund’s Chief Compliance Officer must approve any disclosure of a Fund’s portfolio holdings that is outside the terms of this disclosure policy.

There can be no guarantee that a Fund’s disclosure policy and related procedures will be effective in preventing the misuse of information about portfolio holdings of the Fund by the persons in possession of this information.

MANAGEMENT OF THE P&R TRUST

TRUSTEES AND OFFICERS

The Trustees of the P&R Trust are responsible for the overall management of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. Massachusetts law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the P&R Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The officers of the P&R Trust, who administer the Funds’ daily operations, are appointed by the Board of Trustees.

Board of Trustees

The current members of the Board of Trustees and their affiliations and principal occupations for the past five years are as set forth below. The Trustees listed as “Independent Trustees” are not “interested persons” of the P&R Trust, as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION WITH P&R TRUST	YEAR FIRST ELECTED AS A TRUSTEE OF P&R TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF P&R TRUST SERIES OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	OTHER RELEVANT EXPERIENCE
Independent Trustees

W.D. Hilton, Jr. 333 South Grand Avenue Los Angeles, CA 90071 Age: 72	Trustee	1993	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All (19)	None	Bank board experience Executive management (CFO) experience Board service for charitable/ educational/nonprofit organizations

Thomas V. McKernan 333 South Grand Avenue Los Angeles, CA 90071 Age: 74	Trustee	1993	Chairman, Automobile Club of Southern California	All (19)	None	Executive management (CFO) experience Board service for charitable/ educational/nonprofit organizations MBA

Rosemarie T. Nassif 333 South Grand Avenue Los Angeles, CA 90071 Age: 77	Trustee	2008	President Emerita, Holy Names University, Oakland; Program Director, Conrad Hilton Foundation	All (19)	None	Bank board experience Board service for charitable/ educational/nonprofit organizations

Andrew J. Policano 333 South Grand Avenue Los Angeles, CA 90071 Age: 69	Trustee	2008	Dean Emeritus, Dean’s Leadership Circle and Professor, The Paul Merage School of Business, at the University of California Irvine	All (19)	Director, Badger Meter, Inc. (flow measurement and manufacturer); Director, Rockwell	Published research — finance & economics Board service for charitable/ educational/nonprofit organizations

NAME, ADDRESS AND AGE	POSITION WITH P&R TRUST	YEAR FIRST ELECTED AS A TRUSTEE OF P&R TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF P&R TRUST SERIES OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	OTHER RELEVANT EXPERIENCE

					Collins (aerospace and communications company)	Ph.D. — Economics

Dennis C. Poulsen 333 South Grand Avenue Los Angeles, CA 90071 Age: 76	Trustee	1992	Chairman of the Advisory Board, Rose Hills Company (mortuary and cemetery)	All (19)		Executive management (CEO) experience Board service for charitable/ educational/nonprofit organizations J.D.

Stender E. Sweeney 333 South Grand Avenue Los Angeles, CA 90071 Age: 79	Trustee	1992	Private Investor	All (19)	Director, Avis Budget Group, Inc. (car rental company)	Corporate board experience (audit chair) Executive management (CFO) experience Board service for charitable/ educational/nonprofit organizations MBA

Interested Trustees*

Joan A. Payden 333 South Grand Avenue Los Angeles, CA 90071 Age: 87	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel	All (19)

Michael E. Salvay 333 South Grand Avenue Los Angeles, CA 90071 Age: 57	Trustee	2009	Managing Principal, Payden & Rygel	All (19)

James P. Sarni 333 South Grand Avenue Los Angeles, CA 90071 Age: 58	Trustee	2017	Managing Principal and Director, Payden & Rygel	All (19)

(*) “Interested	persons” of the P&R Trust by virtue of their affiliation with Payden.

Information Concerning the Board

The Role of the Board.  The Board provides oversight of the management and operations of all of the Funds. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Funds, such as the Funds’ investment advisers, distributor, administrator, custodian and transfer agent. The Board approves all significant agreements between the Funds and their service providers. The Board has appointed various senior individuals of an adviser to the Funds to serve as officers of the P&R Trust, with responsibility to monitor and report to the Board on the day-to-day operations of the Funds. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the operations of each of the Funds. The Board has appointed a Chief Compliance Officer who administers the compliance program for the Funds and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal board meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations of the various Funds. From time to time, one or more members of the Board may also meet with P&R Trust officers in less formal settings, between formal board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee of the P&R Trust is one of oversight and not of management of the day-to-day affairs of the Funds and its oversight role does not make the Board a guarantor of the investments, operations or activities of the various Funds.

Board Leadership Structure.  The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Pricing Committee and a Governance Committee, which are discussed in greater detail below under “Board Committees.” Sixty-six and two-thirds percent of the members of the Board are Independent Trustees. The members of each of the Audit Committee and the Governance Committee are all Independent Trustees. The Chairman of the Board is also the President and Chief Executive Officer (“CEO”) of Payden. The Board has not appointed a lead Independent Trustee. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the CEO of Payden, can provide valuable input based on her tenure with Payden and experience in the types of securities in which the Funds invest. The Board has also determined that the structure, function and composition of its three board committees are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management.  As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee supports the Board’s oversight of risk management in a variety of ways, including (i) meeting with the Funds’ Treasurer and with the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002, and (ii) reporting to the Board as to these and other matters. Similarly, the Pricing Committee supports the Board’s oversight of risk management in the context of the pricing of securities and any potential impact on the net asset value for the various Funds.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills.  The Governance Committee of the Board and the Board itself select Independent Trustees with a view toward constituting a board of trustees that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of each of the service providers to each of the Funds, to decide upon matters of general policy and to represent the long-term interests of the shareholders of each of the Funds. In doing so, the Governance Committee and the Board consider the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The Board seeks Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure of the P&R Trust, and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

As indicated in the chart above, each Independent Trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which each Independent Trustee draws in connection with his or her service, the chart summarizes key experience for each Independent Trustee. These references to the qualifications, attributes and skills of the Independent Trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Board as a whole. Notwithstanding the accomplishments listed, none of the Independent Trustees is considered an “expert” within the meaning of the Federal securities laws with respect to information in the registration statement for the Funds.

Interested Trustees have similar qualifications, skills and attributes as the Independent Trustees. Interested Trustees serve as senior officers of Payden or its affiliates. This management role with the service providers to the Funds also permits them to make a significant contribution to the Board.

Board Committees

The Board has established three standing committees — an Audit Committee, a Pricing Committee and a Governance Committee. The functions performed by each of these committees are described below. Each current Trustee of the P&R Trust attended 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during the fiscal year ended October 31, 2018. The full Board met four times during the fiscal year ended October 31, 2018.

Audit Committee.  Each Independent Trustee is a member of the P&R Trust’s Audit Committee. The principal responsibilities of the Audit Committee are to: (i) oversee the P&R Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the P&R Trust’s financial statements and the independent audit thereof; (iii) act as a liaison between the P&R Trust’s independent registered public accounting firm and the full Board; (iv) oversee the selection of independent counsel and monitor its continued performance; (v) develop and recommend to the Board for its approval, an annual board self-assessment process; and (vi) receive reports from its members as to matters of regulatory news, industry developments or matters of interest learned through such member’s participation in industry forums, conferences or other programs in the nature of continuing education. Thomas V. McKernan, an Independent Trustee, is Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended October 31, 2018.

Pricing Committee.  The Pricing Committee’s principal function is to generally oversee the P&R Trust’s pricing policies and procedures for securities in which the Funds invest as applied on a day-to-day basis by the P&R Trust’s management and the Funds’ investment advisers. The Pricing Committee is also responsible for recommending changes in these policies and procedures for adoption by the Board. W.D. Hilton, Jr., Michael E. Salvay and James P. Sarni are the Trustee members of the Pricing Committee, and W.D. Hilton, Jr. is Chairman of the Pricing Committee. The Pricing Committee held four meetings during the fiscal year ended October 31, 2018.

Governance Committee.  The Governance Committee is responsible for the identification and evaluation of possible candidates to serve as Trustees of the P&R Trust. Each Independent Trustee is a member of the Governance Committee. Thomas V. McKernan is Chairman of the Governance Committee. The Governance Committee met once during the fiscal year ended October 31, 2018. Shareholders may recommend names of Trustee candidates to the Governance Committee by written submission to: The Payden & Rygel Investment Group, Attention: Edward Garlock, Secretary, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

Governance Committee Considerations for Independent Trustees of the P&R Trust. The Governance Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates under the requirements of the 1940 Act. The Governance Committee believes that the significance of each nominee’s experience, qualifications, attributes or skills is particular to that individual, meaning there is no single litmus test of these matters, and that board effectiveness is best evaluated at the group level, not at the individual trustee level. As a result, the Governance Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a trustee of the P&R Trust. When evaluating candidates for a position on the Board, the Governance Committee considers the potential impact of the candidate, along with his or her particular experiences, on the Board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Governance Committee’s view as to the candidate. In assessing these matters, the Governance Committee typically considers the following minimum criteria: (i) the candidate’s experience as a director or senior officer of public companies or other fund complexes; (ii) the candidate’s educational background; (iii) the candidate’s reputation for high ethical standards and personal and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee under the requirements of the 1940 Act, the candidate’s independence from the Funds’ service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Trustee Compensation. For the fiscal year ended October 31, 2018, each Independent Trustee received an annual retainer of $75,000, plus $7,000 for each in-person Board meeting, $2,500 for each telephonic Board meeting, $3,000 for each in-person Committee meeting and $1,500 for each telephonic Committee meeting, and reimbursement of related expenses. The chairman of any Board committee received an annual retainer of $8,000 in addition to the annual retainer received by all Independent Trustees. The following table sets forth the aggregate compensation paid by the P&R Trust for the fiscal year ended October 31, 2018 to the Trustees who are not affiliated with Payden or Payden/Kravitz and the aggregate compensation paid to such Trustees for services on the Board. The P&R Trust does not maintain a retirement plan for its Trustees.

NAME	AGGREGATE COMPENSATION FROM P&R TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF P&R TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM P&R TRUST AND P&R TRUST COMPLEX PAID TO TRUSTEE
W.D. Hilton, Jr.	$138,000	None	N/A	$138,000
Thomas V. McKernan	$134,000	None	N/A	$134,000
Rosemarie T. Nassif	$118,000	None	N/A	$118,000
Andrew J. Policano	$118,000	None	N/A	$118,000
Dennis C. Poulsen	$118,000	None	N/A	$118,000
Stender E. Sweeney	$118,000	None	N/A	$118,000

P&R Trust Fund Shares Owned by Trustees as of December 31, 2018

NAME	DOLLAR RANGE OF FUND SHARES OWNED	AGGREGATE DOLLAR RANGE OF SHARES OWNED IN ALL P&R TRUST FUNDS
Indpendent Trustees
W.D. Hilton, Jr		Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden Emerging Markets Corporate Bond Fund	Over $100,000
Payden Equity Income Fund	Over $100,000
Payden Floating Rate Fund	Over $100,000
Payden Global Low Duration Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden Limited Maturity Fund	Over $100,000
Thomas V. McKernan		Over $100,000
Payden California Municipal Social Impact Fund	Over $100,000
Payden Emerging Markets Corporate Bond Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Payden Strategic Income Fund	Over $100,000
Payden Equity Income Fund	Over $100,000
Rosemarie T. Nassif		Over $100,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden High Income Fund	$50,001 - $100,000
Payden Low Duration Bond Fund	$10,001 - $50,000

NAME	DOLLAR RANGE OF FUND SHARES OWNED	AGGREGATE DOLLAR RANGE OF SHARES OWNED IN ALL P&R TRUST FUNDS
Andrew J. Policano		Over $100,000
Payden Corporate Bond Fund	$10,001 - $50,000
Payden Emerging Markets Bond Fund	$1 - $10,000
Payden Global Fixed Income Fund	$10,001 - $50,000
Payden Global Low Duration Bond Fund	$1 - $10,000
Payden High Income Fund	$50,001 - $100,000
Payden Equity Income Fund	$1 - $10,000
Payden Low Duration Bond Fund	$1 - $10,000
Dennis C. Poulsen		Over $100,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden Emerging Markets Local Bond Fund	$1 - $10,000
Payden Equity Income Fund	$50,001 - $100,000
Payden High Income Fund	$10,001 - $50,000
Stender E. Sweeney		Over $100,000
Payden California Municipal Social Impact Fund	$50,001 - $100,000
Payden Cash Reserves Money Market Fund	$1 - $10,000
Payden Corporate Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	$50,001 - $100,000
Payden High Income Fund	$50,001 - $100,000
Interested Trustees
Joan A. Payden		Over $100,000
Payden California Municipal Social Impact Fund	Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden Emerging Markets Corporate Bond Fund	Over $100,000
Payden Emerging Markets Local Bond Fund	Over $100,000
Payden Equity Income Fund	Over $100,000
Payden Limited Maturity Fund	Over $100,000
Payden Strategic Income Fund	Over $100,000
Payden High Income Fund	Over $100,000
Michael E. Salvay		Over $100,000
Payden California Municipal Social Impact Fund	$1 - $10,000
Payden Cash Reserves Money Market Fund	$1 - $10,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden Equity Income Fund	Over $100,000
Payden Floating Rate Fund	$10,001 - $50,000
Payden Low Duration Fund	$1 - $10,000
Payden Strategic Income Fund	$10,001 - $50,000
Payden Core Bond Fund	$10,001 - $50,000
James P. Sarni	None

Officers

The current officers of the P&R Trust who perform policy-making functions and their affiliations and principal occupations for the past five years are as set forth below.

NAME, ADDRESS AND AGE	POSITION WITH P&R TRUST	YEAR FIRST ELECTED AS AN OFFICER OF P&R TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joan A. Payden 333 South Grand Avenue Los Angeles, CA 90071 Age: 87	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel

Brian W. Matthews 333 South Grand Avenue Los Angeles, CA 90071 Age: 58	Vice President and Chief Financial Officer	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti 333 South Grand Avenue Los Angeles, CA 90071 Age: 63	Vice President	1997	Principal, Mutual Fund Operations, Payden & Rygel

NAME, ADDRESS AND AGE	POSITION WITH P&R TRUST	YEAR FIRST ELECTED AS AN OFFICER OF P&R TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Bradley F. Hersh 333 South Grand Avenue Los Angeles, CA 90071 Age: 50	Vice President and Treasurer	1998	Principal and Treasurer, Payden & Rygel

Sandi A. Brents 333 South Grand Avenue Los Angeles, CA 90071 Age: 48	Vice President and Chief Compliance Officer	2016	Vice President, Risk Management, Payden & Rygel

Edward S. Garlock 333 South Grand Avenue Los Angeles, CA 90071 Age: 68	Secretary	1997	Managing Principal, General Counsel, Chief Compliance Officer and Director, Payden & Rygel

Codes of Ethics

Each of the P&R Trust, Payden, Payden/Kravitz and Payden & Rygel Distributors, the Funds’ distributor, has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code of Ethics permits applicable personnel subject to the particular Code of Ethics to invest in securities, including under certain circumstances securities that may be purchased or held by the Funds of the P&R Trust.

Proxy Voting Policies and Procedures

The Board adopted the P&R Trust’s “Proxy Voting Policy and Procedures” (“P&R Trust Proxy Policy”), pursuant to which it delegated the responsibility for voting proxies relating to portfolio securities held by the Payden Funds to Payden as part of Payden’s general investment management responsibilities, subject to the continuing oversight of the Board. Similarly, pursuant to the P&R Trust Proxy Policy, the Board delegated the responsibility for voting proxies relating to the portfolio securities held by the Payden/Kravitz Fund to Payden/Kravitz, as part of Payden/Kravitz’s general investment management responsibilities, subject to the continuing oversight of the Board. Under the P&R Trust Proxy Policy, each of Payden and Payden/Kravitz, respectively, shall present to the Board at least annually its policies, procedures and other guidelines for voting proxies. The delegation by the Board to Payden and Payden/Kravitz, respectively, of the authority to vote proxies may be revoked by the Board, in whole or in part, at any time. Information regarding how the P&R Trust voted proxies relating to portfolio securities of each of the Funds during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-572-9336, and on the SEC’s website at www.sec.gov.

Payden’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to each Payden Fund by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the applicable Payden Fund and that does not subordinate the Payden Fund’s interests to its own. With respect to several common issues that are presented, Payden’s policy provides that, absent special client circumstances or specific client policies or instructions, Payden will vote as follows on the issues listed below:

•

Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•

Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.

•	Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Payden’s general proxy voting policies, Payden’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Payden reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

From time to time, Payden may purchase for a Fund’s portfolio securities that have been issued by another of its investment advisory clients (other than an Acquired Fund). In that case, however, a conflict of interest may exist between the interests of the Fund and the interests of Payden. To ensure that proxy votes are voted in the Fund’s best interest and unaffected by any conflict of interest that may exist, Payden will vote on a proxy question that presents a material conflict of interest between the interests of the Fund and the interests of Payden as follows. If one of Payden’s general proxy voting policies described above applies to the proxy issue in question, Payden will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Fund and not of Payden. However, if the general proxy voting policy does not further the interests of the Fund, Payden will then seek specific instructions from the Fund.

Payden/Kravitz’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to the Payden/Kravitz Fund by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the Payden/Kravitz Fund and that does not subordinate the Payden/Kravitz Fund’s interests to its own. With respect to several common issues that are presented, Payden/Kravitz’s policy provides that, absent special client circumstances or specific client policies or instructions, Payden/Kravitz will vote as follows on the issues listed below:

•

Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•

Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.

•	Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden/Kravitz’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Payden/Kravitz’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Payden/Kravitz’s general proxy voting policies, Payden/Kravitz’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. The Payden/Kravitz Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Payden/Kravitz reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

From time to time, Payden/Kravitz may purchase for the Payden/Kravitz Fund’s portfolio securities that have been issued by another of its investment advisory clients. In that case, however, a conflict of interest may exist between the interests of the Payden/Kravitz Fund and the interests of Payden/Kravitz. To ensure that proxy votes are voted in the Payden/Kravitz Fund’s best interest and unaffected by any conflict of interest that may exist, Payden/Kravitz will vote on a proxy question that presents a material conflict of interest between the interests of the Payden/Kravitz Fund and the interests of Payden/Kravitz as follows. If one of Payden/Kravitz’s general proxy voting policies described above applies to the proxy issue in question, Payden/Kravitz will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Payden/Kravitz Fund and not of Payden/Kravitz. However, if the general proxy voting policy does not further the interests of the Payden/Kravitz Fund, Payden/Kravitz will then seek specific instructions from the Payden/Kravitz Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons of the Payden Funds and the Payden/Kravitz Fund

As of January 31, 2019, the following persons held of record 25% or more of the outstanding shares of the following Payden Funds and the Payden/Kravitz Fund. The P&R Trust has no other information regarding the beneficial ownership of such shares:

Fund Name

PAYDEN ABSOLUTE RETURN BOND FUND, INVESTOR CLASS
SEI PRIVATE TRUST COMPANY	OAKS	PA	31.34%
PAYDEN ABSOLUTE RETURN BOND FUND, SI CLASS
NORTHERN TRUST COMPANY CUST FBO	CHICAGO	IL	66.41%
PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	73.57%
PAYDEN CORE BOND FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	47.57%
PAYDEN CORE BOND FUND, ADVISER CLASS
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	90.76%
PAYDEN EMERGING MARKET BOND FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	25.86%
PAYDEN EMERGING MARKET BOND FUND, ADVISER CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	82.30%
PAYDEN EMERGING MARKETS BOND FUND, SI CLASS
JP MORGAN SECURITIES LLC	BROOKLYN	NY	37.55%
PAYDEN EMERGING MARKETS CORPORATE BOND FUND, INVESTOR CLASS
JP MORGAN SECURITIES LLC	BROOKLYN	NY	43.26%
JOAN A. PAYDEN LIVING TRUST	SANTA MONICA	CA	30.28%
PAYDEN EMERGING MARKETS LOCAL BOND FUND, INVESTOR CLASS
BERT BELL/PETE ROZELLE NFL PLAYER RETIREMENT PLAN	BALTIMORE	MD	27.58%
PAYDEN EQUITY INCOME FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	61.65%
PAYDEN EQUITY INCOME FUND, ADVISER CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	54.60%
PAYDEN FLOATING RATE FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	26.47%
PAYDEN GLOBAL FIXED INCOME FUND, INVESTOR CLASS
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	39.27%
PAYDEN GNMA FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	35.38%
PAYDEN CASH RESERVES MONEY MARKET FUND, INVESTOR CLASS
UNION BANK TR NOMINEE FBO	SAN DIEGO	CA	62.16%
PAYDEN STRATEGIC INCOME FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	55.08%
PAYDEN STRATEGIC INCOME FUND, SI CLASS
JP MORGAN SECURITIES LLC	BROOKLYN	NY	29.81%
PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, INSTITUTIONAL CLASS
TDA TRUST CO	DENVER	CO	100.00%
PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, SI CLASS
JOHN HANCOCK LIFE INSURANCE COMPANY USA	BOSTON	MA	65.26%
PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, RETIREMENT CLASS
HARTFORD LIFE INS CO	HARTFORD	CT	51.51%
MASSACHUSETTS MUTUAL LIFE INSURANCE CO	SPRINGFIELD	MA	30.58%
PAYDEN US GOVERNMENT FUND, INVESTOR CLASS
A&P CHILDREN INVESTMENT LLC	PALO ALTO	CA	36.56%

If any of the above Payden Funds or Payden/Kravitz Fund held an annual or special meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of these controlling shareholders’ substantial voting power.

Principal Holders of Securities of the Payden Funds and the Payden/Kravitz Fund

As of January 31, 2019, the following persons held of record 5% or more of the outstanding shares of the following Payden Funds and the Payden/Kravitz Fund. The P&R Trust has no other information regarding the beneficial ownership of such shares.

Fund Name
PAYDEN ABSOLUTE RETURN BOND FUND, INVESTOR CLASS
SEI PRIVATE TRUST COMPANY	OAKS	PA	31.34%
NATIONAL I A M BENEFIT TRUST FUND	WASHINGTON	DC	17.71%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	16.39%
TD AMERITRADE INC	OMAHA	NE	11.60%

PAYDEN ABSOLUTE RETURN BOND FUND, SI CLASS
NORTHERN TRUST COMPANY CUST FBO	CHICAGO	IL	66.41%
SEI PRIVATE TRUST COMPANY	OAKS	PA	16.04%
PAYDEN & RYGEL CASH BALANCE TRUST	LOS ANGELES	CA	6.00%

PAYDEN CALIFORNIA MUNICIPAL SOCIAL IMPACT FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	73.57%
NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	10.26%

PAYDEN CORE BOND FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	47.57%
WELLS FARGO BANK NA	MINNEAPOLIS	MN	10.74%
TD AMERITRADE INC	OMAHA	NE	6.70%

PAYDEN CORE BOND FUND, ADVISER CLASS
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	90.76%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	7.37%

PAYDEN CORE BOND FUND, SI CLASS
MAC & CO	PITTSBURGH	PA	24.99%
SALEM HOSPITAL	SALEM	OR	20.68%
RESEARCH TO PREVENT BLINDNESS	NEW YORK	NY	17.05%
MAC & CO	PITTSBURGH	PA	12.92%
GUNSTER	FORT LAUDERDALE	FL	10.08%
MAC & CO	PITTSBURGH	PA	7.20%

PAYDEN CORPORATE BOND FUND, INVESTOR CLASS
NATIONAL FINANCIAL SERVICES	JERSEY CITY	NJ	17.03%
GREAT-WEST TRUST COMPANY LLC	GREENWOOD VILLAGE	CO	11.35%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	7.60%
JOHN F SHEA FAMILY TRUST	WALNUT	CA	6.32%
MATRIX TRUST COMPANY	DENVER	CO	6.02%

PAYDEN EMERGING MARKET BOND FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	25.86%
NATIONAL FINANCIAL SERVICES	JERSEY CITY	NJ	21.72%
TD AMERITRADE INC	OMAHA	NE	10.70%
MITRA CO	GREEN BAY	WI	5.29%
SEI PRIVATE TRUST COMPANY	OAKS	PA	5.18%

PAYDEN EMERGING MARKET BOND FUND, ADVISER CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	82.30%
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	14.96%

PAYDEN EMERGING MARKETS BOND FUND, SI CLASS
JP MORGAN SECURITIES LLC	BROOKLYN	NY	37.55%
RICHARD PEERY SEPARATE PROPERTY TRUST	PALO ALTO	CA	11.24%
JOHN ARRILLAGA SURVIVOR TRUST	PALO ALTO	CA	11.24%
BERT BELL/PETE ROZELLE NFL PLAYER RETIREMENT PLAN	BALTIMORE	MD	8.33%
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	6.58%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, INVESTOR CLASS
JP MORGAN SECURITIES LLC	BROOKLYN	NY	43.26%
JOAN A. PAYDEN LIVING TRUST	SANTA MONICA	CA	30.28%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	15.94%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, SI CLASS
RICHARD PEERY SEPARATE PROPERTY TRUST	PALO ALTO	CA	21.48%
JOHN ARRILLAGA SURVIVOR TRUST	PALO ALTO	CA	21.48%
TRUSTEES OF DARTMOUTH COLLEGE	HANOVER	NH	9.08%
THE DOROTHY SHEA 2017 WYOMING TRUST	WALNUT	CA	6.16%
JOHN F SHEA FAMILY TRUST	WALNUT	CA	6.11%
TRUSTEES OF DARTMOUTH COLLEGE	HANOVER	NH	5.49%
SILICON VALLEY COMMUNITY FOUNDATION	MOUNTAIN VIEW	CA	5.10%
PEACEHEALTH	BELLEVUE	WA	5.08%

PAYDEN EMERGING MARKETS LOCAL BOND FUND, INVESTOR CLASS
BERT BELL/PETE ROZELLE NFL PLAYER RETIREMENT PLAN	BALTIMORE	MD	27.58%
SEI PRIVATE TRUST COMPANY	OAKS	PA	15.86%
RICHARD PEERY SEPARATE PROPERTY TRUST	PALO ALTO	CA	15.60%
JOHN ARRILLAGA SURVIVOR TRUST	PALO ALTO	CA	15.60%
JOHN F SHEA FAMILY TRUST	WALNUT	CA	7.51%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	6.09%
SEI PRIVATE TRUST COMPANY	OAKS	PA	5.50%

PAYDEN EQUITY INCOME FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	61.65%
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	6.99%
NATIONAL I A M BENEFIT TRUST FUND	WASHINGTON	DC	5.70%

PAYDEN EQUITY INCOME FUND, ADVISER CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	54.60%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	19.90%
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	12.37%

PAYDEN EQUITY INCOME FUND, SI CLASS
JOHN ARRILLAGA SURVIVOR TRUST	PALO ALTO	CA	21.21%
RICHARD PEERY SEPARATE PROPERTY TRUST	PALO ALTO	CA	21.21%
SEABOARD CORPORATION	SHAWNEE MISSION	KS	13.53%
A&P CHILDREN INVESTMENT LLC	PALO ALTO	CA	10.54%
JOHN F SHEA FAMILY TRUST	WALNUT	CA	6.54%
MAC & CO	PITTSBURGH	PA	5.74%

PAYDEN FLOATING RATE FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	26.47%
WILSON III NON-EXEMPT MARITAL TRUST	SAN FRANCISCO	CA	14.11%
JP MORGAN SECURITIES LLC	BROOKLYN	NY	9.80%
CONSEULO FOUNDATION	HONOLULU	HI	7.49%
WILSON INVESTMENT ASSOCIATES LTD, LP	SAN FRANCISCO	CA	6.50%
CITY OF ST LOUIS	ST LOUIS	MO	5.99%
WAKELAND HOUSING & DEVELOPMENT CORP	SAN DIEGO	CA	5.29%
TORRANCE MEMORIAL MED CENTER	TORRANCE	CA	5.28%

PAYDEN FLOATING RATE FUND, SI CLASS
RICHARD PEERY SEPARATE PROPERTY TRUST	PALO ALTO	CA	18.95%
JOHN ARRILLAGA SURVIVOR TRUST	PALO ALTO	CA	18.95%
TRUSTEES OF DARTMOUTH COLLEGE	HANOVER	NH	12.66%
TRUSTEES OF DARTMOUTH COLLEGE	HANOVER	NH	12.46%
JOHN F SHEA FAMILY TRUST	WALNUT	CA	8.79%
PEACEHEALTH	BELLEVUE	WA	5.55%

PAYDEN GLOBAL FIXED INCOME FUND, INVESTOR CLASS
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	39.27%
MAC & CO	PITTSBURGH	PA	16.76%
TD AMERITRADE INC	OMAHA	NE	16.08%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	11.24%

PAYDEN GLOBAL LOW DURATION FUND, INVESTOR
MAC & CO	PITTSBURGH	PA	22.86%
TD AMERITRADE INC	OMAHA	NE	17.05%
MICHIGAN STATE UNIVERSITY	EAST LANSING	MI	14.32%
KAISER PERMANENTE	OAKLAND	CA	11.66%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	6.72%

PAYDEN GNMA FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	35.38%
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	13.54%
TD AMERITRADE INC	OMAHA	NJ	12.78%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	10.95%

PAYDEN HIGH INCOME FUND, INVESTOR CLASS
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	14.20%
RICHARD PEERY SEPARATE PROPERTY TRUST	PALO ALTO	CA	12.87%
JOHN ARRILLAGA SURVIVOR TRUST	PALO ALTO	CA	12.87%
A&P CHILDREN INVESTMENT LLC	PALO ALTO	CA	6.38%
JP MORGAN SECURITIES LLC	BROOKLYN	NY	5.83%
TRUSTEES OF DARTMOUTH COLLEGE	HANOVER	NH	5.30%

PAYDEN LIMITED MATURITY FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	15.43%
SEI PRIVATE TRUST COMPANY	OAKS	PA	13.25%
CITY OF JACKSONVILLE	JACKSONVILLE	FL	9.07%
NATIONAL FINANCIAL SERVICES	JERSEY CITY	NJ	8.11%
TUFTS ASSOCIATED HEALTH	WATERTOWN	MA	5.42%

PAYDEN LOW DURATION FUND, INVESTOR CLASS
NEW YORK METHODIST HOSPITAL	BROOKLYN	NY	13.90%
NATIONAL FINANCIAL SERVICES CORP	NEW YORK	NY	11.65%

PAYDEN CASH RESERVES MONEY MARKET FUND, INVESTOR CLASS
UNION BANK TR NOMINEE FBO	SAN DIEGO	CA	62.16%
MAC & CO	PITTSBURGH	PA	7.89%
BAND & CO	MILWAUKEE	WI	5.61%

PAYDEN STRATEGIC INCOME FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	55.08%
NATIONAL FINANCIAL SERVICES CORP	NEW YORK	NY	19.68%
NATIONAL I A M BENEFIT TRUST FUND	WASHINGTON	DC	12.59%

PAYDEN STRATEGIC INCOME FUND, SI CLASS
JP MORGAN SECURITIES LLC	BROOKLYN	NY	29.81%
SELF REALIZATION FELLOWSHIP CHURCH	LOS ANGELES	CA	17.92%
GOOD SAMARITAN HOSPITAL	LOS ANGELES	CA	17.24%
GOOD SAMARITAN HOSPITAL	LOS ANGELES	CA	10.79%
GUNSTER	FORT LAUDERDALE	FL	8.01%
THE DOROTHY SHEA 2017 WYOMING TRUST	WALNUT	CA	7.61%
TEXAS TECH UNIVERSITY	LUBBOCK	TX	6.89%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, ADVISER CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	19.21%
HARTFORD LIFE INS CO	HARTFORD	CT	13.18%
MASSACHUSETTS MUTUAL LIFE INSURANCE CO	SPRINGFIELD	MA	12.83%
MASSACHUSETTS MUTUAL LIFE INSURANCE CO	SPRINGFIELD	MA	12.16%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	8.37%
NATIONWIDE TRUST CO	COLUMBUS	OH	7.85%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, INSTITUTIONAL CLASS
TDA TRUST CO	DENVER	CO	100.00%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, SI CLASS
JOHN HANCOCK LIFE INSURANCE COMPANY USA	BOSTON	MA	65.26%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	8.69%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, RETIREMENT CLASS
HARTFORD LIFE INS CO	HARTFORD	CT	51.51%
MASSACHUSETTS MUTUAL LIFE INSURANCE CO	SPRINGFIELD	MA	30.58%
AMERICAN UNITED LIFE INSURANCE CO	INDIANAPOLIS	IN	6.22%
VOYA RETIREMENT INSURANCE ANNUITY CO	WINDSOR	CT	6.06%

PAYDEN US GOVERNMENT FUND, INVESTOR CLASS
A&P CHILDREN INVESTMENT LLC	PALO ALTO	CA	36.56%
PEERY FOUNDATION	PALO ALTO	CA	11.34%
SILICON VALLEY COMMUNITY FOUNDATION	MOUNTAIN VIEW	CA	8.37%
ARRILLAGA FOUNDATION	PALO ALTO	CA	8.23%

Management Ownership of the Payden Funds and the Payden/Kravitz Fund

As of January 31, 2019, the Trustees and officers of the P&R Trust, collectively, owned (1) less than 1% of the outstanding shares of the Payden/Kravitz Fund, and (2) less than 1% of the outstanding shares of each of the Payden Funds, except for the (a) Payden California Municipal Social Impact Fund, 4.69%; (b) Payden Cash Reserves Money Market Fund, 1.79%; (c) Payden Corporate Bond Fund, 1.77%; (d) Payden Emerging Markets Corporate Bond Fund, 4.48%; (e) Payden Equity Income Fund, 1.75%; (f) Payden High Income Fund, 1.20%; (g) Payden Limited Maturity Fund, 2.23%; and (h) Payden Strategic Income Fund, 1.30%.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISERS

Adviser — Payden Funds

Payden was founded in 1983 as an independent investment counseling firm specializing in the management of short term fixed income securities. Today, the firm provides a broad array of investment management services involving both fixed income and equity securities and other investment techniques. Payden is owned by its President and CEO, Joan Payden, who is the majority shareholder, fifteen Managing Principals and five Principals, all of whom are active in the firm’s operations. As of February 28, 2019, its staff consisted of 207 employees, 97 of whom either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had 386 client relationships, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of approximately $111 billion, with approximately $26 billion invested globally.

Payden provides investment management services to the Payden Funds pursuant to an Investment Management Agreement with the P&R Trust, dated as of June 24, 1992, as amended from time to time (the “Payden Agreement”). The Payden Agreement provides that Payden will pay all expenses incurred in connection with managing the ordinary course of a Payden Fund’s business, except the following expenses, which are paid by each Payden Fund: (i) the fees and expenses incurred by a Payden Fund in connection with the management of the investment and reinvestment of the Payden Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Payden; (iii) the fees and expenses of the Trust’s custodian, transfer agent, fund accounting agent and administrator; (iv) the charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to a Payden Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Payden Fund to Federal, state or other governmental agencies; (vii) a Payden Fund’s portion of the fees of any trade associations of which the P&R Trust may be a member; (viii) a Payden Fund’s portion of the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of a Payden Fund and of its shares with the SEC, registering the P&R Trust as a broker or dealer and qualifying the shares of a Payden Fund under state securities laws, including the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business, and (xii) any expenses assumed by the P&R Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

The Payden Agreement provides that Payden receives a monthly fee from each Fund at the following annual rates:

FUND	FEE
Payden Cash Reserves Money Market Fund	0.15% of average daily net assets

Payden Limited Maturity Fund	0.28% for the first $1 billion of average daily net assets
Payden Low Duration Fund	0.25% of average daily net assets above $1 billion
Payden U.S. Government Fund
Payden Core Bond Fund

Payden Strategic Income Fund	0.55% of average daily net assets

Payden Absolute Return Bond Fund	0.50% of average daily net assets

Payden Corporate Bond Fund	0.35% of average daily net assets

Payden GNMA Fund	0.27% of average daily net assets

Payden High Income Fund	0.35% of average daily net assets

Payden California Social Impact Fund	0.32% for the first $1 billion of average daily net assets
0.25% of average daily net assets above $1 billion

Payden Global Low Duration Fund	0.30% of the first $2 billion of average daily net assets
Payden Global Fixed Income Fund	0.25% of average daily net assets above $2 billion

Payden Emerging Markets Bond Fund	0.45% of average daily net assets

Payden Emerging Markets Local Bond Fund	0.60% of average daily net assets

Payden Equity Income Fund	0.50% for the first $2 billion of average daily net assets
0.30% of average daily net assets above $2 billion

Payden Floating Rate Fund	0.55% of average daily net assets

Payden Emerging Markets Corporate Bond Fund	0.80% of average daily net assets

Gross fees earned by Payden, Payden Fund expenses subsidized by Payden and the net advisory fee or net expense subsidy for the three fiscal years ended October 31 for all Payden Funds are shown below.

	FISCAL YEAR ENDED OCTOBER 31
	2016 (000S)			2017 (000S)			2018 (000S)
	FEE	SUBSIDY	NET	FEE	SUBSIDY	NET	FEE	SUBSIDY	NET
Payden Cash Reserves Money Market Fund	600	(548)	52	$631	$(525)	$106	527	(459)	68
Payden Limited Maturity Fund	1,264	(1,402)	(138)	$1,600	$(1,755)	$(155)	2,254	(2,413)	(159)
Payden Low Duration Fund	2,305	(920)	1,385	$2,714	$(1,015)	$1,699	3,088	(1,233)	1,855
Payden U.S. Government Fund	393	(182)	211	$373	$(150)	$223	210	(157)	53
Payden GNMA Fund	760	(540)	220	$690	$(478)	$212	527	(360)	167
Payden Core Bond Fund	1,998	—	1,998	$2,026	$(15)	$2,011	2,378	(173)	2,205
Payden Corporate Bond Fund	350	(89)	261	$562	$(81)	$481	770	(144)	626
Payden High Income Fund	2,089	—	2,089	$1,959	$—	$1,959	1,690	—	1,690
Payden California Municipal Social Impact Fund	163	(82)	81	$175	$(89)	$86	181	(86)	95
Payden Global Low Duration Fund	400	(149)	251	$364	$(147)	$217	305	(145)	160
Payden Global Fixed Income Fund	280	(143)	137	$368	$(155)	$213	381	(96)	285
Payden Emerging Markets Bond Fund	4,652	(346)	4,306	$5,468	$(352)	$5,116	5,968	(395)	5,573
Payden Emerging Markets Local Bond Fund	835	28	863	$971	$(168)	$803	1,235	168	1,403
Payden Equity Income Fund	3,398	(245)	3,153	$4,441	$(222)	$4,219	5,732	(572)	5,160
Payden Floating Rate Fund	942	(291)	651	$1,001	$(284)	$717	897	(268)	629
Payden Emerging Markets Corporate Bond Fund	313	(190)	123	$318	$(185)	$133	349	(194)	155
Payden Strategic Income Fund	980	(209)	771	$937	$(216)	$721	1,115	(356)	759
Payden Absolute Return Bond Fund	328	(210)	118	$427	$(191)	$236	624	(233)	391

The Payden Funds are responsible for their own operating expenses. Payden has contractually agreed that, for so long as it acts as investment adviser to certain Payden Funds, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of each of those Funds will not exceed the percentage indicated of the particular Fund’s average daily net assets on an annualized basis. In addition, Payden has contractually agreed to temporarily limit the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) for certain Payden Funds to the percentage indicated of the Fund’s average daily net assets on an annualized basis. This Agreement has a one-year term ending February 28, 2019 for each of the affected Payden Funds. The temporary expense limitation may be renewed and may be amended by approval of a majority of the P&R Trust’s Board of Trustees. Each Payden Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for any Payden Fund in any given year, such reimbursement may not be paid prior to the Payden Fund’s payment of current ordinary operating expenses, and the level of reimbursement cannot cause the Payden Fund’s annual expense ratio to exceed the contractual expense limits discussed above.

In the event the operating expenses of a Payden Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Payden Fund’s applicable expense limitation, Payden shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Payden shall be deducted from the monthly advisory fee otherwise payable with respect to the Payden Fund during such fiscal year; and if such amounts should exceed the monthly fee, Payden shall pay to the Payden Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

The Payden Agreement provides that Payden will not be liable for any error of judgment or mistake of law or for any loss suffered by the Payden Funds in connection with the performance of the Payden Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Payden’s duties or from reckless disregard by Payden of its duties and obligations thereunder. Unless earlier terminated as described below, the Payden Agreement will continue in effect with respect to each Payden Fund for two years after the Fund’s inclusion in the P&R Trust’s Master Trust Agreement (on or around its commencement of operations) and then continue for each such Payden Fund for periods not exceeding one year so long as such continuation is approved annually by the Board (or by a majority of the outstanding voting shares of each such Payden Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Payden Agreement by vote cast in person at a meeting called for such purpose. The Payden Agreement terminates upon assignment and may be terminated with respect to a Payden Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Payden Fund.

Adviser — Payden/Kravitz Fund

Payden/Kravitz, founded in 2008, is a joint venture owned equally by Payden and Kravitz Investment Services, Inc. (“Kravitz”). It has approximately $191 million in assets under management as of February 28, 2019. Payden, founded in 1983, is one of the largest independent investment counseling firms in the United States, with approximately $111 billion in assets under management as of February 28, 2018. Kravitz is an investment counseling firm, with approximately $790 million in assets under management as of February 28, 2018. Payden/Kravitz was initially founded to provide investment management services to the Payden/Kravitz Fund, and it provides those services pursuant to an Investment Management Agreement with the P&R Trust, dated as of June 18, 2008 (the “Payden/Kravitz Agreement”).

The Payden/Kravitz Agreement provides that Payden/Kravitz will pay for all expenses incurred in connection with managing the ordinary course of the Payden/Kravitz Fund’s business, except the following expenses, which are paid by the Payden/Kravitz Fund: (i) the fees and expenses incurred by the Payden/Kravitz Fund in connection with the management of the investment and reinvestment of the Payden/Kravitz Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Payden/Kravitz; (iii) the fees and expenses of the Payden/Kravitz Fund’s custodian, transfer agent, fund accounting agent and administrator; (iv) the Payden/Kravitz Fund’s portion of charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to the Payden/Kravitz Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by the Payden/Kravitz Fund to Federal, state or other governmental agencies; (vii) the Payden/Kravitz Fund’s portion of the fees of any trade associations of which the P&R Trust may be a member; (viii) the Payden/Kravitz Fund’s portion of the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Payden/Kravitz Fund and of its shares with the SEC and qualifying the shares of the Payden/Kravitz Fund under state securities laws, including the Payden/Kravitz Fund’s portion of the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under the Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business; (xii) any expenses assumed by the P&R Trust on behalf of the Adviser Class or the Retirement Class of the Payden/Kravitz Fund pursuant to the P&R Trust’s Rule 12b-l Distribution Plan; and (xiii) any expenses payable by the Payden/Kravitz Fund pursuant to the P&R Trust’s Shareholder Servicing Plan. The Payden/Kravitz Agreement provides that Payden/Kravitz receives a monthly fee from the Payden/Kravitz Fund at the annual rate of 1.10% of average daily net assets.

Gross fees earned by Payden/Kravitz, Payden/Kravitz Fund expenses subsidized by Payden/Kravitz and the net advisory fee or net expense subsidy for the three fiscal years ended October 31 for the Payden/Kravitz Fund are shown below.

Fiscal Year Ended October 31
2016			2017			2018
Fee	Subsidy	Net	Fee	Subsidy	Net	Fee	Subsidy	Net
$2,144	$(369)	$1,775	$2,382	$(399)	$1,983	$2,349	$(413)	$1,936

The Payden/Kravitz Fund is responsible for its own operating expenses under the Payden/Kravitz Agreement. Payden/Kravitz has agreed to reduce fees payable to it by the Payden/Kravitz Fund under the Payden/Kravitz Agreement, and to pay Payden/Kravitz Fund operating expenses to the extent necessary to limit the Payden/Kravitz Fund’s aggregate Net Annual Fund Operating Expenses (excluding interest and tax expenses) to the limit set forth in the Fees and Expenses Table (“expense limitation”) of the applicable Prospectus. Any such reductions made by Payden/Kravitz in its fees or payment of expenses which are the Payden/Kravitz Fund’s obligation are subject to reimbursement by the Payden/Kravitz Fund to Payden/Kravitz if so requested by Payden/Kravitz, in subsequent fiscal years if the aggregate amount actually paid by the Payden/Kravitz Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the expense limitation on Payden/Kravitz Fund expenses. Payden/Kravitz is permitted to be reimbursed only for fee reductions and expense payments made in the three fiscal years ended October 31, 2017. Such reimbursement may not be paid prior to the Payden/Kravitz Fund’s payment of current ordinary operating expenses.

In the event the operating expenses of the Payden/Kravitz Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Payden/Kravitz Fund’s applicable expense limitation, Payden/Kravitz shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Payden/Kravitz shall be deducted from the monthly advisory fee otherwise payable with respect to the Payden/Kravitz Fund during such fiscal year; and if such amounts should exceed the monthly fee, Payden/Kravitz shall pay to the Payden/Kravitz Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

The Payden/Kravitz Agreement provides that Payden/Kravitz will not be liable for any error of judgment or mistake of law or for any loss suffered by the Payden/Kravitz Fund in connection with the performance of the Payden/Kravitz Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Payden/Kravitz’s duties or from reckless disregard by Payden/Kravitz of its duties and obligations thereunder. Unless earlier terminated as described below, the Payden/Kravitz Agreement will continue in effect with respect to the Payden/Kravitz Fund for two years after the Payden/Kravitz Fund’s inclusion in the P&R Trust’s Master Trust Agreement (on or around the Payden/Kravitz Fund’s commencement of operations) and then continue for the Payden/Kravitz Fund for periods not exceeding one year so long as such continuation is approved annually by the Board (or by a majority of the outstanding voting shares of the Payden/Kravitz Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Payden/Kravitz Agreement by vote cast in person at a meeting called for such purpose. The Payden/Kravitz Agreement terminates upon assignment and may be terminated with respect to the Payden/Kravitz Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Payden/Kravitz Fund.

SHAREHOLDER SERVICING PLAN

The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Funds that allows each Fund (other than the Payden Cash Reserves Money Market Fund) to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. With respect to each Fund, the fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the Fund’s assets, over time these fees will also increase the cost of a shareholder’s investment in the Fund.

The shareholder services that may be provided under the Shareholder Servicing Plan are non-distribution shareholder services that the intermediary provides with respect to shares of the Fund owned from time to time by customers of the intermediary. Such services include (i) transfer agent and sub-transfer agent type of services for beneficial owners of Fund shares, (ii) aggregating and processing purchase and redemption orders for Fund shareholders, (iii) providing beneficial owners of Fund shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Fund shares, (v) providing sub-accounting services for Fund shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updated prospectuses to beneficial owners of shares who are not record owners, (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Fund shares who are not record owners, (viii) responding generally to inquiries these shareholders have about the Fund or Funds, and (ix) providing such other information and assistance to these shareholders as they may reasonably request.

In addition to fees paid under the Shareholder Servicing Plan for the Funds, a Fund’s investment adviser may pay service, administrative or other similar fees to broker-dealers or other financial intermediaries. Those fees are generally for sub-accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. Those payments are sometimes necessary to ensure that the Fund is listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Fund’s investment adviser believes that such payments and listings will make shares of the Fund available to a wider distribution network. The rate of those fees paid by the Fund’s investment adviser may vary and ranges from 0.10% to 0.15% of the average daily net assets of the Fund attributable to a particular intermediary.

DISTRIBUTION ARRANGEMENT

Pursuant to a distribution agreement (the “Distribution Agreement”) with the P&R Trust, Payden & Rygel Distributors (the “Distributor”), 333 South Grand Avenue, Los Angeles, California 90071, acts as distributor for each of the Funds. The Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The offering of Fund shares is continuous. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the respective Investment

Management Agreements described above. Pursuant to the Distribution Agreement, the P&R Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

Except in connection with the Rule 12b-1 distribution plan as described below, no compensation is payable by the Funds to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and SAIs (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of a Fund, and other expenses associated with performing services as distributor of the Funds’ shares. Each Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.

RULE 12b-1 DISTRIBUTION PLAN

Pursuant to SEC Rule 12b-1, the Board has adopted the Rule 12b-1 Distribution Plan (“Distribution Plan”), under which each class of shares of a Fund with a 12b-1 fee is allowed to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Distributor and other intermediaries for sales and marketing activities and materials and related shareholder servicing. The Distribution Plan applies to the following Fund classes: (1) the Adviser Class shares of each of the Payden Core Bond, Payden Emerging Markets Bond and Payden Equity Income Funds (each a “Payden Fund Adviser Class”), (2) the Adviser Class shares of the Payden/Kravitz Fund (the “Payden/Kravitz Fund Adviser Class”), and (3) the Retirement Class shares of the Payden/Kravitz Fund (the “Payden/Kravitz Fund Retirement Class”). For each Payden Fund Adviser Class and the Payden/Kravitz Fund Adviser Class, the fee is payable at an annual rate of 0.25% of the average daily net assets of the applicable Adviser Class, regardless of the actual expenses incurred, which the Distributor may use to compensate other broker-dealers. Similarly, for the Payden/Kravitz Fund Retirement Class, the fee is payable at an annual rate of 0.50% of the average daily net assets of the Payden/Kravitz Fund Retirement Class, regardless of the actual expenses incurred, which the Distributor may use to compensate other broker-dealers. As indicated in the table in the “Fees and Expenses” section in the applicable Prospectus for each Payden Fund Adviser Class, the Payden/Kravitz Fund Adviser Class and the Payden/Kravitz Fund Retirement Class, this 12b-1 distribution fee is included in the Annual Fund Operating Expenses. Because these fees are paid out of the assets of each Payden Fund Adviser Class, the Payden/Kravitz Fund Adviser Class, and the Payden/Kravitz Fund Retirement Class on an ongoing basis, over time these fees will increase the cost of an investment in shares of each Payden Fund Adviser Class, the Payden/Kravitz Fund Adviser Class, and the Payden/Kravitz Fund Retirement Class.

The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Trustees who are not “interested persons” of the P&R Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement relating to the Distribution Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to a Fund at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or the class affected by the vote of the holders of a majority of the outstanding shares of the Fund or the class affected. The Distribution Plan may not be amended to increase materially the amounts to be paid by the shareholders of a Rule 12b-1 class of any Fund with a Rule 12b-1 class of share for the services described therein without approval by the shareholders of such class, and all material amendments are required to be approved by the Board in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.

The P&R Trust, when approving the establishment of the Distribution Plan, determined that there are various anticipated benefits to each of the various Funds with a Rule 12b-1 class of shares from such establishment, including the likelihood that the Distribution Plan will stimulate sales of shares of each Rule 12b-1 class and assist in increasing the asset base of each such Fund in the face of competition from a variety of financial products and the potential advantage to the shareholders of the various Rule 12b-1 classes of prompt and significant growth of the asset base of the those Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale.

Except to the extent that affiliates of Payden receive distribution fees from the Distributor, or that the Funds’ investment advisers benefit through increased fees from an increase in the net assets of the Funds with a Rule 12b-1 class of shares, which may result in part from the expenditures, no interested person of the P&R Trust nor any Trustee who is not an interested person of the P&R Trust has or had a direct or indirect financial interest in the operation of the Distribution Plan or any related agreements.

For the fiscal year ended October 31, 2018, the Funds with a Rule 12b-1 class of shares paid the following 12b-1 fees to the Distributor.

FISCAL YEAR ENDED OCTOBER 31, 2018	FEES (000S)
ADVISER CLASS
Payden Core Bond Fund	$70
Payden Emerging Markets Bond Fund	$275
Payden Equity Income Fund	$34
Payden/Kravitz Cash Balance Plan Fund	$108
RETIREMENT CLASS
Payden/Kravitz Cash Balance Plan Fund	$190

For the fiscal year ended October 31, 2018, Distribution Plan expenses were as follows:

EXPENSES (000S)
Promotional Items	$53
Industry Conferences	$149
Printing	$109
Advertising	$608
Third Party Broker Payments	$733

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT, CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Administrator

Treasury Plus, Incorporated (“Treasury Plus”), located at 333 South Grand Avenue, Los Angeles, California 90071, is a wholly owned subsidiary of Payden which serves as administrator to each Fund. Under the Administration Agreement with the P&R Trust, Treasury Plus has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of each of the Funds, transmit communications by each Fund to shareholders of record, make periodic reports to the Board regarding Fund operations, and oversee the work of the fund accountant and transfer agent.

For providing administrative services to the P&R Trust, Treasury Plus receives a monthly fee at the annual rate of 0.15% of the daily net assets of the Funds.

Under the Administration Agreement with the P&R Trust, Treasury Plus has agreed that, if in any fiscal year the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement with the P&R Trust, to (ii) the aggregate fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement and to Payden pursuant to its Investment Management Agreement with the P&R Trust.

During the three most recent fiscal years ended October 31, shown below, Treasury Plus earned the amounts listed below.

	FISCAL YEAR ENDED OCTOBER 31
	2016 (000S)	2017 (000S)	2018 (000S)
Payden Cash Reserves Money Market Fund	600	631	527
Payden Limited Maturity Fund	677	857	1,208
Payden Low Duration Fund	1,235	1,454	1,654
Payden U.S. Government Fund	210	200	112
Payden GNMA Fund	422	384	293
Payden Core Bond Fund	1,070	1,086	1,274
Payden Corporate Bond Fund	150	241	330
Payden High Income Fund	895	840	724
Payden California Municipal Social Impact Fund	76	82	85
Payden Global Low Duration Fund	200	182	152
Payden Global Fixed Income Fund	140	184	191
Payden Emerging Markets Bond Fund	1,551	1,822	1,989
Payden Emerging Markets Local Bond Fund	209	243	309
Payden Equity Income Fund	1,019	1,332	1,719
Payden Floating Rate Fund	257	273	245
Payden Emerging Markets Corporate Bond Fund	59	60	65
Payden Strategic Income Fund	267	255	304
Payden Absolute Return Bond Fund	99	128	187
Payden/Kravitz Cash Balance Plan Fund	292	325	320

Transfer Agent

Pursuant to its agreement with the P&R Trust, UMB Fund Services, Inc. (“UMB”), located at 803 W. Michigan Street, Milwaukee, Wisconsin 53233, provides transfer agency services to each of the Funds. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. UMB receives from the P&R Trust fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost.

Fund Accountant

Pursuant to its agreement with the P&R Trust, The Bank of New York Mellon (“BNY Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, provides fund accounting services to each of the Funds. These services include the calculation of daily expense accruals and net asset value per share for the Funds. BNY Mellon receives from the P&R Trust fees for these fund accounting services, and certain out-of-pocket expenses are also reimbursed at actual cost.

The liability provisions of the agreement between Treasury Plus, UMB and BNY Mellon with the P&R Trust are similar to those of the Payden Agreement discussed above. In addition, the P&R Trust has agreed to indemnify Treasury Plus, UMB and BNY Mellon against certain liabilities. The agreement may be terminated by either party to such agreement on 90 days’ notice.

Custodian

Pursuant to its agreement with the P&R Trust, BNY Mellon (the “Custodian”) serves as custodian for the assets of each of the Funds. The Custodian’s address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the P&R Trust, the Custodian has agreed among other things to maintain a separate account in the name of each Fund; hold and disburse portfolio securities and other assets on behalf of the Funds; collect and make disbursements of money on behalf of the Funds; and receive all income and other payments and distributions on account of each Fund’s portfolio securities.

Pursuant to rules adopted under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. The Board has delegated to the Custodian the selection of foreign custodians and to the applicable investment adviser the selection of securities depositories. Selection of such foreign custodial institutions and securities depositories is made following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Funds; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. No assurance can be given that the appraisal by the Custodian and by the applicable investment adviser of the risks in connection with foreign custodial and securities depository arrangements will always be correct, or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of a Fund will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm, 555 West 5th Street, Los Angeles, CA 90013, serves as the independent registered public accounting firm for each of the Funds. Deloitte audits and reports on the Funds’ annual financial statements, and performs other authorized professional services when engaged to do so with the approval of the Audit Committee of the P&R Trust.

Securities Lending Arrangement

Pursuant to an agreement with the P&R Trust, BNY Mellon provides the following services to the Funds in connection with the P&R Trust’s securities lending program. Of the 19 Payden Mutual Funds, all Funds may conduct securities lending, with the exception of the Payden Cash Reserves Money Market Fund. BNY Mellon acts as the Funds’ Lending Agent. Each Fund may lend securities with a value of up to 33% of its total assets to broker/dealers, institutional investors or other persons. Each loan is secured by collateral which is maintained at no less than 102% of the value of the securities loaned by marking-to-market daily. Loans will only be made to counterparties deemed by Payden & Rygel, the Funds’ investment adviser, to be eligible. Payden & Rygel’s credit group reviews all counterparties no less than quarterly and immediately contacts Payden & Rygel’s Investment Policy Committee any time there is a concern with a counterparty me.

The following table summarizes the financial results for the fiscal year ended October 31, 2018 of the P&R Trust’s securities lending Program on behalf of the Funds:

(I)	Gross income to the Funds of the P&R Trust: $1,399,522

(II)	Fee revenue split in which the Funds of the P&R Trust receive 80% and BNY Mellon, the Funds’ lending agent, receives 20%.

(III)	Amount paid to BNY Mellon: $279,892

(IV)	Net income to the Funds of the P&R Trust: $1,119,629

PORTFOLIO MANAGERS

PAYDEN FUNDS

Adviser Portfolio Manager Conflicts of Interest

Payden adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of a Payden Fund and his or her management of other Funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among Funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden will anticipate all potential conflicts of interest.

Adviser Portfolio Manager Fund Holdings and Other Managed Accounts

As described below, portfolio managers may personally own shares of the Fund or Funds for which they act as portfolio manager. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Payden.

The following table reflects information as of October 31, 2018. None of these accounts pay performance-based fees.

PORTFOLIO MANAGER	DOLLAR RANGE OF FUND SHARES OWNED (1)	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES (RICS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF RIC IN MILLIONS) (2)	NUMBER OF OTHER POOLED INVESTMENT VEHICLES (PIVS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF PIVS IN MILLIONS) (3)	NUMBER OF OTHER ACCOUNTS THAT PORTFOLIO MANAGER MANAGES (ASSETS OF OTHER ACCOUNTS IN MILLIONS) (4)
MARY BETH SYAL		1 $299	14 $5,807	123 $38,173
Payden Limited Maturity Fund	None
Payden Low Duration Fund	None
Payden Global Low Duration Fund	None
AMY MARSHALL		1 $299	14 $5,807	123 $38,173
Payden Limited Maturity Fund	None
LARRY MANIS		1 $299	14 $5,807	123 $38,173
Payden Low Duration Fund	None
Payden Global Low Duration Fund	None
DAVID P. BALLANTINE		None	None	5 $724
Payden U.S. Government Fund	None
Payden GNMA Fund	$1 - $10,000
GARY S. GREENBERG		None	None	5 $724
Payden GNMA Fund	None
Payden U.S. Government Fund	None
JAMES T. WONG		None	1 $48	6 $131
Payden Equity Income Fund	$500,001 - $1,000,000
Payden Corporate Bond Fund	None
FRANK LEE		None	1 $48	6 $131
Payden Equity Income Fund	$10,001 -$50,000
BRIAN W. MATTHEWS		2 $502	9 $7,677	8 $1,555
Payden Absolute Return Bond Fund	$10,001 - $50,000
BRAD BOYD		1 $203	4 $6,152	8 $1,555
Payden Core Bond Fund	None
Payden Strategic Income Fund	None
Payden Absolute Return Bond Fund	$50,001 - $100,000

PORTFOLIO MANAGER	DOLLAR RANGE OF FUND SHARES OWNED (1)	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES (RICS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF RIC IN MILLIONS) (2)	NUMBER OF OTHER POOLED INVESTMENT VEHICLES (PIVS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF PIVS IN MILLIONS) (3)	NUMBER OF OTHER ACCOUNTS THAT PORTFOLIO MANAGER MANAGES (ASSETS OF OTHER ACCOUNTS IN MILLIONS) (4)
KRISTIN J. CEVA		1 $198	2 $226	17 $7,261
Payden Emerging Markets Bond Fund	$100,001 - $500,000
Payden Emerging Markets Local Bond Fund	None
Payden Emerging Markets Corporate Bond Fund	$100,001 -$500,000
NIGEL JENKINS		None	6 $1062	15 $3,568
Payden Global Fixed Income Fund	None
JORDAN LOPEZ		None	1 $22	9 $640
Payden High Income Fund	None
Payden Floating Rate Fund	None
MICHAEL E. SALVAY		1 $941	9 $1,877	90 $13,447
Payden Core Bond Fund	$10,001 - $500,000
Payden Corporate Bond Fund	None
Payden Strategic Income Fund	$10,001 - $50,000
Payden California Municipal Social Impact Fund	$1 - $10,000
NATALIE TREVITHICK		None	4 $967	30 $22,505
Payden Corporate Bond Fund	None
Payden Global Fixed Income Fund	None
ARTHUR HOVSEPIAN		1 $198	2 $226	17 $7,261
Payden Emerging Markets Bond Fund	None
Payden Emerging Markets Local Bond Fund	None
VLADIMIR MILEV		1 $198	2 $226	17 $7,261
Payden Emerging Markets Bond Fund	None
Payden Emerging Markets Corporate Bond Fund	None
DARREN CAPELOTO		1 $198	2 $226	17 $7,261
Payden Emerging Markets Local Bond Fund	None
AL GILES
Payden Corporate Bond Fund	None	None	5 $989	39 $23,145
Payden High Income Fund	None
Payden Floating Rate Fund	None

(1)

Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden’s 401(k) plan.

(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).
(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Payden. The offshore funds are only sold to offshore investors.
(4)	Reflects other separately managed accounts in which Payden is the investment adviser.

Adviser Portfolio Manager Compensation

Portfolio managers and other investment personnel are paid competitive salaries by Payden. In addition, they may receive bonuses based on the overall profit of the firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the firm overall and other factors.

PAYDEN/KRAVITZ FUND

Portfolio Manager Conflicts of Interest

Payden/Kravitz has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Payden/Kravitz Fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden/Kravitz has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden/Kravitz will anticipate all potential conflicts of interest.

Portfolio Manager Fund Holdings and Other Managed Accounts

As described below, portfolio manager may personally own shares of the Payden/Kravitz Fund. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Payden/Kravitz, Payden or Kravitz.

The following table reflects information as of October 31, 2018. None of these accounts pay performance-based fees.

PORTFOLIO MANAGER	DOLLAR RANGE OF FUND SHARES OWNED (1)	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES (RICS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF RIC IN MILLIONS) (2)	NUMBER OF OTHER POOLED INVESTMENT VEHICLES (PIVS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF PIVS IN MILLIONS) (3)	NUMBER OF OTHER ACCOUNTS THAT PORTFOLIO MANAGER MANAGES (ASSETS OF OTHER ACCOUNTS IN MILLIONS) (4)
BRAD BOYD	None	1 $139	4 $6,152	8 $1,555
BRIAN MATTHEWS	None	2 $438	9 $7,677	8 $1,555
SCOTT WEINER	None	1 $139	4 $6,152	8 $1,555

(1)

Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden’s 401(k) Plan.

(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).
(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Payden/Kravitz, or by its parent entities, Payden or Kravitz. The offshore funds are only sold to offshore investors.
(4)	Reflects other separately managed accounts in which Payden/Kravitz, or its parent entities, Payden or Kravitz, is the investment adviser.

Portfolio Manager Compensation

Portfolio managers and other investment personnel are paid by Payden or Kravitz, respectively, and in each case, they are paid competitive salaries. In addition, they may receive bonuses based on the overall profit of the respective firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the respective firm overall and other factors.

PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds pay commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.

A Fund’s investment adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Funds it manages and buys and sells such securities, options and futures for the Funds through a substantial number of brokers and dealers. In so doing, the Fund’s investment adviser seeks the best execution available. In seeking the most favorable execution, the investment adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. In light of such factors, a Fund’s investment adviser may select a broker that charges a higher brokerage commission than another broker might have charged for the same transaction. The Fund’s investment adviser periodically evaluates the performance of brokers used for the purchase and sale of portfolio securities to ensure that the Fund is obtaining best execution of these transactions. None of the Funds’ investment advisers have any “soft dollar” arrangements with any broker-dealer.

Some securities considered for investment by a Fund’s portfolio may also be appropriate for other clients served by the Fund’s investment adviser. If a purchase or sale of securities consistent with the investment policies of a Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Fund’s investment adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Fund’s investment adviser, and the results of such allocations, are subject to periodic review by the Fund’s Board.

The investment adviser manages the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the Federal tax laws (see “Taxation”). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Fund generally will be. The turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.

The only Funds which paid brokerage commissions during the three most recent fiscal years ended October 31 shown below, were:

	FISCAL YEAR ENDED OCTOBER 31
	2016	2017	2018
Payden Equity Income Fund	$225,578	$505,525	$572,831
Payden/Kravitz Cash Balance Plan Fund	2,814	—	25,111
Payden High Income Fund	10,218	3,801	8,917
Payden Strategic Income Fund	1,525	1,248	3,488
Payden Low Duration Fund	7,885	—	15,180
Payden Global Low Duration Fund	2,374	—	1,500
Payden Floating Rate Fund	19,400	—	12
Payden Emerging Markets Corporate Bond Fund	—	20	—
Payden Corporate Bond Fund	—	—	4,800
Payden Glboal Fixed Income Fund	—	—	4
Payden Core Bond Fund	—	—	23
Payden Absolute Return Fund	—	—	4,688

The Board periodically reviews the performance of Payden and Payden/Kravitz in connection with the placement of portfolio transactions on behalf of the Funds of which each serves as investment adviser.

Turnover

With respect to turnover, the following Funds experienced a significant variation in turnover from the previous fiscal year to the current fiscal year, due to a variety of reasons.

Payden Low Duration Fund — 118% in 2017 and 85% in 2018. The main reason for the difference in turnover rates was that the Fund was less active in the corporate new issue market and corporate holdings less than one year increased.

Payden Global Low Duration Fund — 108% in 2017 and 55% in 2018. The main reason for the difference in turnover rates was that the Fund was less active in the corporate new issue market and corporate holdings less than one year increased.

Absolute Return Bond Fund — 112% in 2017 and 145% in 2018. The increase in turnover from 2017 to 2018 was primarily due to (1) investing cash from higher inflows as a percentage of the Fund, and (2) trades related to sector rotation.

PURCHASES AND REDEMPTIONS

Certain managed account clients of the investment adviser for a Fund may purchase shares of that Fund. To avoid the imposition of duplicative fees, the Fund’s investment adviser may be required to make adjustments in the management fees charged separately by the investment adviser to these managed account clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

Each Fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a Fund is equal to the net asset value per share at the time of purchase.

Each Fund may, at the sole discretion of the Fund’s investment adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange, or market quotations by third party broker-dealers.

Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemptions, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his or her account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. The P&R Trust’s Master Trust Agreement also authorizes each Fund to redeem shares under certain other circumstances as may be specified by the Board.

TAXATION

Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under Subchapter M of the Code. However, should a Fund fail to qualify as a regulated investment company under Subchapter M, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits. To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from interests in qualified publicly traded partnerships, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the “Diversification Test”). The U.S. Treasury is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.

In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, a Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.

If a Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers) reported by the Fund as capital gain dividends, if any, that it distributes to shareholders, if the Fund distributes to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any long-term capital losses) and 90% of its net exempt interest income each taxable year. Each Fund (other than the Payden Equity Income Fund) intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. The Payden Equity Income Fund intends to distribute to its shareholders substantially all of its investment company taxable income semi-annually and any net capital gains annually. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the distribution requirements. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to Federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. There can be no assurance that the Funds will make sufficient distributions in all periods to avoid all taxes at the Fund level.

DISTRIBUTIONS

The Payden California Municipal Social Impact Fund intends to qualify to pay “exempt-interest” dividends to its shareholders, who may exclude those dividends from their gross income for Federal income tax purposes. In order to be able to pay those dividends, a Fund must satisfy the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

With the exception of exempt-interest dividends from the Payden California Municipal Social Impact Fund, dividends paid out of a Fund’s investment company taxable income will generally be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to Federal income tax to the extent permitted under the applicable tax exemption.

For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates to the extent derived from investments of a Fund in taxable corporations and to the extent the Fund reports the amount distributed as a qualifying dividend. Due to the nature of their investments, many of the Funds will not pay qualified dividends to shareholders. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend. Distributions of net capital gains, and reported as such, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. A 3.8% federal tax applies to net investment income, which generally includes dividend income and net capital gains, for taxpayers in higher income tax brackets. A shareholder may realize taxable income from a Fund even in periods during which share values have declined. Tax considerations are not the primary objective in making a Fund’s investment decisions.

HEDGING TRANSACTIONS

Many of the options, futures contracts and forward contracts used by the Funds are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

SALES OF SHARES

Upon disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed by “wash sale” rules to the extent the shares disposed of are replaced by other Fund shares or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be the basis of the shares sold, increased or decreased by the difference, if any, between the price of the acquired share and the shares sold. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

A Fund may be required to withhold for U.S. Federal income taxes at a current rate of 24% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal tax liability if the required documentation is provided.

FOREIGN INVESTMENTS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In addition, the Funds’ investment advisers intend to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund, subject to certain exceptions. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income taxes paid by the Fund, and may be entitled to use such amount (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. Each shareholder will be notified in writing not later than 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Absent the Fund making the election to “pass through” the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be

FOREIGN SHAREHOLDERS AND FOREIGN ACCOUNT TAX COMPLIANCE ACT (“FATCA”)

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

Under FATCA, subject to any applicable intergovernmental agreements, a 30% withholding tax on a Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or would be entitled to a reduced rate of withholding) generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. A Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances. Unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax, and foreign taxes may not be deductible in computing alternative minimum taxable income.

CERTAIN DEBT SECURITIES

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXES

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying Federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. Paul Hastings LLP, counsel to the P&R Trust, has expressed no opinion in respect thereof.

FUND PERFORMANCE

Each Fund may quote its performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund’s share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS

Yields for each class of shares of a Fund (other than the Payden Cash Reserves Money Market Fund) used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class’ net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund’s investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and converted to U.S. dollars either when they are actually converted or at the end of the period, whichever is earlier. Capital gains and losses are generally excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.

The Fund may, from time to time, include the current yield or effective yield in advertisements or reports to shareholders or prospective investors. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance.

Yield refers to the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

With respect to the Payden Cash Reserves Money Market Fund, yields and effective yields for each class of shares of the Fund used in advertising are based on a seven-day base period. A yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to at least the nearest 0.01%. An effective yield quotation, carried to at least the nearest 0.01%, is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Because yield accounting methods differ from the methods used for other accounting purposes, the Fund’s yield may not equal its distribution rate or income reported in the Fund’s financial statements. Yields and other performance information may be quoted numerically, or in a table, graph or similar illustration.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising with respect to shares of a Fund reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in shares of the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

The one-year, five-year, ten-year and since inception total returns for each of the Funds through October 31, 2018 are set forth below.

NAME	1 YEAR	5 YEARS	10 YEARS	ANNUALIZED RETURN SINCE INCEPTION*	INCEPTION DATE

PAYDEN FUNDS
Investor Share Class
Payden Cash Reserves Money Market Fund	1.43	0.41	0.28		December 17, 1997
Payden Limited Maturity Fund	1.92	1.15	1.30		May 2, 1994
Payden Low Duration Fund	0.39	1.02	2.20		January 1, 1994
Payden U.S. Government Fund	-0.86	0.59	1.59		January 1, 1995
Payden GNMA Fund	-2.34	1.30	3.45		August 27, 1999
Payden Core Bond Fund	-1.88	2.60	4.93		January 1, 1994
Payden Strategic Income Fund	-0.33			2.15	May 8, 2014
Payden Absolute Return Bond Fund	1.40			2.28	November 6, 2014
Payden Corporate Bond Fund	-2.61	4.31		6.52	March 12, 2009
Payden High Income Fund	0.16	3.75	8.16		December 30, 1997
Payden Floating Rate Fund	3.15			3.27	November 11, 2013
Payden California Municipal Social Impact Fund	-0.39	2.43	3.73		December 17, 1998
Payden Global Low Duration Fund	0.42	1.09	2.61		September 18, 1996
Payden Global Fixed Income Fund	-0.39	3.02	4.43		September 1, 1992
Payden Emerging Markets Bond Fund	-5.64	3.71	8.75		December 17, 1998
Payden Emerging Markets Local Bond Fund	-7.98	-3.14		-1.82	November 2, 2011
Payden Emerging Markets Corporate Bond Fund	-2.26			4.09	November 11, 2013
Payden Equity Income Fund	3.92	9.62	11.77		November 1, 1996

Adviser Share Class
Payden Core Bond Fund	-2.12	2.34		3.20	November 2, 2009
Payden Emerging Markets Bond Fund	-5.86	3.46		5.36	November 2, 2009
Payden Equity Income Fund	3.69	9.36		11.44	December 1, 2011

SI Share Class
Payden Core Bond					January 22, 2018
Payden Strategic Income Fund	-0.20			2.28	May 8, 2014
Payden Absolute Return Bond Fund	1.55			2.42	November 6, 2014
Payden Floating Rate Fund	3.25			3.39	November 11, 2013
Payden Emerging Markets Bond Fund	-5.51	3.79		3.88	April 9, 2012
Payden Emerging Markets Corporate Bond Fund	-2.16			4.21	November 11, 2013
Payden Equity Income Fund	4.01			8.51	August 1, 2014

Payden/Kravitz Fund
Payden/Kravitz Cash Balance Plan Fund
SI Share Class	1.82	1.97	2.37		September 22, 2008
Adviser Share Class	1.53	1.72	2.13		September 22, 2008
Retirement Share Class	1.24	1.46		1.70	April 6, 2009
Institutional Share Class	2.06			2.96	June 1, 2016

(*)	If less than ten years since inception. Returns under one year are unannualized

In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns for shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.

OTHER INFORMATION

CAPITALIZATION OF THE P&R TRUST

Each Fund listed below is a series of the P&R Trust, an open-end management investment company organized as a Massachusetts business trust in January 1992. The capitalization of each such Fund consists solely of an unlimited number of shares of beneficial interest. The Board has currently authorized nineteen series of shares: (1) the eighteen series of Payden Funds — the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Social Impact Fund, Payden Equity Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund and Payden Emerging Markets Corporate Bond Fund; and (2) the Payden/Kravitz Cash Balance Plan Fund.

The Board has established one class of shares, the Investor Class, for each of the following Funds: the Payden Limited Maturity, Payden Low Duration, Payden U.S. Government, Payden GNMA, Payden Corporate Bond, Payden High Income, Payden California Municipal Social Impact, Payden Global Low Duration, Payden Global Fixed Income and Payden Emerging Markets Local Bond Funds. The Board has established more than one class of shares for each of the following Funds, as indicated: (1) the Payden/Kravitz Cash Balance Plan Fund — the SI Class, the Adviser Class, the Retirement Class and the Institutional Class; (2) the Payden Core Bond and Payden Emerging Markets Bond Funds — the Investor Class, the Adviser Class and the SI Class; (3) the Payden Strategic Income, Payden Absolute Return Bond, Payden Floating Rate and Payden Emerging Markets Corporate Bond Funds — the Investor Class and the SI Class; and (4) the Payden Cash Reserves Money Market Fund — the Investor Class and the Class D, although no Class D Shares have been issued to date.

The Board may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class. Establishment and offering of additional portfolios will not alter the rights of the Funds’ shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the P&R Trust. The Board may liquidate a Fund at any time without shareholder approval. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the assets of the Fund.

Expenses incurred by the P&R Trust in connection with its organization and the initial public offering are being reimbursed to Payden, subject to the expense limitation described in the Prospectus under “Investment Adviser”, and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the P&R Trust will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.

MASTER TRUST AGREEMENT OF THE P&R TRUST

Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held personally liable for the obligations of that Fund. However, the Master Trust Agreement disclaims liability of the shareholders of a Fund for acts or obligations of the P&R Trust, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by a Fund or the Board. The P&R Trust Master Trust Agreement provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and thus should be considered remote.